UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a–101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Check the appropriate box:

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EXTENDED STAY AMERICA, INC.

ESH HOSPITALITY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Both Extended Stay America, Inc. and ESH Hospitality, Inc. have securities that have been registered under the Securities Act of 1933, as amended, which are publicly traded and listed on the New York Stock Exchange as paired shares. Each paired share consists of one share of common stock of Extended Stay America, Inc. that is attached to and trades as a single unit with one share of Class B common stock of ESH Hospitality, Inc. Accordingly, the Proxy Statements of Extended Stay America, Inc., and its controlled subsidiary, ESH Hospitality, Inc., are each included in this filing on Schedule 14A. Each registrant hereto is filing on its own behalf all of the information contained in this filing that relates to such registrant. Each registrant hereto is not filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

April 21, 2015

To the Shareholders of Extended Stay America, Inc.:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of Extended Stay America, Inc., on Thursday, May 21, 2015 at 10:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277.

At the Annual Meeting, you will be asked to (i) elect seven directors to our board of directors, (ii) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, (iii) approve the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan, (iv) approve the Extended Stay America, Inc. Annual Incentive Plan and (v) transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on the progress of our business and respond to comments and questions of general interest to our shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally.

We thank you for your continued support and interest in Extended Stay America, Inc.

Sincerely,

James L. Donald	Douglas G. Geoga
Chief Executive Officer	Chairman of the Board

EXTENDED STAY AMERICA, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(980) 345-1600

extendedstayamerica.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2015

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of Extended Stay America, Inc. (“Extended Stay”) will be held on Thursday, May 21, 2015 at 10:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277, for the following purposes:

•	To elect seven directors to hold office until the 2016 annual meeting of shareholders or until their successors are duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as Extended Stay’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

•	To approve the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan;

•	To approve the Extended Stay America, Inc. Annual Incentive Plan; and

•	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 10, 2015 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice and the enclosed Proxy Statement and Proxy Card are first being made available to shareholders on or about April 21, 2015.

By Order of the Board of Directors,

John R. Dent

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 21, 2015

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice of Meeting, Proxy Statement, Proxy Card and 2014 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2014, are available at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

EXTENDED STAY AMERICA, INC.

EXTENDED STAY AMERICA, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2015

GENERAL

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of Extended Stay America, Inc., a Delaware corporation, of proxies to be voted at our 2015 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). We will hold the Annual Meeting at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277 on Thursday, May 21, 2015, at 10:00 a.m. (Eastern Time). Unless the context otherwise requires, all references in this Proxy Statement to the “Corporation,” “Extended Stay America,” “Extended Stay,” “we,” “us,” and “our” refer to Extended Stay America, Inc. and its subsidiaries, excluding ESH Hospitality, Inc. (“ESH REIT”). All references in this Proxy Statement to the “Company” refer to the Corporation, ESH REIT and their subsidiaries considered as a single enterprise.

Our telephone number is (980) 345-1600, and our mailing address is 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. Our website is located at www.extendedstayamerica.com. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. The Notice of Meeting, Proxy Statement, Proxy Card and 2014 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2014, are available at www.proxyvote.com.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

At the Annual Meeting, you will consider and vote upon:

•	The election of the 7 director nominees identified in this Proxy Statement;

•	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015;

•	The approval of the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan;

•	The approval of the Extended Stay America, Inc. Annual Incentive Plan; and

•	The transaction of any other business as may properly come before the Annual Meeting or any reconvened meeting after an adjournment.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

You are receiving these materials because at the close of business on April 10, 2015 (the “Record Date”), you owned shares of the Corporation’s voting stock. All shareholders of record on the Record Date are entitled to attend and vote at the Annual Meeting.

We have two classes of capital stock that are entitled to vote at the annual meeting: Corporation common stock, $0.01 par value per share, and Corporation voting preferred stock, $0.01 par value per share. Each share of Corporation common stock is attached to and trades as a single unit with a share of Class B common stock of ESH REIT, par value $0.01 per share, (each, a “Paired Share”). Shares of the Corporation voting preferred stock are not currently, and are not expected to be, registered for public sale or listed on the New York Stock Exchange (“NYSE”) or any other securities exchange.

As of the Record Date, we had 204,603,940 shares of Corporation common stock outstanding and 21,202 shares of Corporation voting preferred stock outstanding. With respect to all of the matters submitted for vote at the Annual Meeting, each share of Corporation common stock is entitled to one vote and each share of Corporation voting preferred stock is entitled to one vote. The Corporation common stock and Corporation voting preferred stock will vote as a single class on each of the matters submitted at the Annual Meeting.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for director and other matters to be voted on at the Annual Meeting. It also explains the voting process and requirements; describes the compensation of the principal executive officer, the principal financial officer, the three other most highly compensated officers and our former Chief Financial Officer (collectively referred to as our “named executive officers”); describes the compensation of our directors; and provides certain other information that SEC rules require.

What shares are included on my proxy card?

You will receive one proxy card for all the shares of Corporation common stock and Corporation voting preferred stock that you hold as a shareholder of record (in certificate form or in book-entry form).

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:

Proposal	How may I vote?	How does the Board recommend that I vote?

1. The election of the 7 director nominees identified in this Proxy Statement each for a one-year term.

You may:

(i) vote FOR the election of all nominees named herein;

(ii) withhold authority to vote for all such nominees; or

(iii) vote FOR the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy.

The Board recommends that you vote FOR all seven of the director nominees.

Proposal	How may I vote?	How does the Board recommend that I vote?

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015.	You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2015.

3. The approval of the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan.	You may vote FOR or AGAINST the approval of the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval of the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan.

4. The approval of the Extended Stay America, Inc. Annual Incentive Plan.	You may vote FOR or AGAINST the approval of the Extended Stay America, Inc. Annual Incentive Plan, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval of the Extended Stay America, Inc. Annual Incentive Plan.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Corporation’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. The full set of proxy materials would have been sent directly to you.

If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The full set of proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions on the enclosed form of proxy for voting by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How do I vote if I am a shareholder of record?

As a shareholder of record, you may vote your shares in any one of the following ways:

•	Call the toll-free number shown on the proxy card;

•	Vote on the Internet on the website shown on the proxy card;

•	Mark, sign, date, and return the enclosed proxy card in the postage-paid envelope; or

•	Vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting as described in the previous question. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 10, 2015, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (980) 345-1600 to obtain directions to vote in person at the Annual Meeting.

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

•	written notice of revocation to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277;

•	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone; or

•	attending the Annual Meeting and voting in person by ballot.

If you are a beneficial owner of shares but not the record holder, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the Internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

•	FOR the election of the director nominees.

•	FOR the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015.

•	FOR the approval of the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan.

•	FOR the approval of the Extended Stay America, Inc. Annual Incentive Plan.

What votes need to be present to hold the Annual Meeting?

Under our Amended and Restated Bylaws, a quorum will exist at the Annual Meeting if shareholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Shareholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum. Abstentions are counted as “present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum so long as there is at least one matter that a broker may vote on without specific instructions from a beneficial owner. See “What is the effect of broker non-votes?” below.

How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee. For all other proposals, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes?

Under the rules of the NYSE, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter. However, the election of directors, approval of the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan and approval of the Extended Stay America, Inc. Annual Incentive Plan are not considered routine matters. Accordingly, your broker, bank or other nominee will not be permitted to vote your shares on these matters unless you provide proper voting instructions.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each of the proposals:

Proposal	Voting Requirement
1. The election of the 7 director nominees identified in this Proxy Statement each for a one-year term.	Each director must be elected by a plurality of the votes cast.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

3. The approval of the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

4. The approval of the Extended Stay America, Inc. Annual Incentive Plan.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Amended and Restated Bylaws, our Amended and Restated Certificate of Incorporation, the laws of Delaware or other applicable laws.

Who will count the votes?

A representative of American Stock Transfer & Trust Company, LLC will act as the inspector of elections and count the votes.

Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the meeting. If on the date of this filing the inspectors of election for the Annual Meeting have not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokers and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Are you “householding” for shareholders sharing the same address?

The SEC’s rules permit us to deliver a single copy of this Proxy Statement and our 2014 Annual Report to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Proxy Statement and 2014 Annual Report to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still send each shareholder an individual proxy card.

If you did not receive an individual copy of this Proxy Statement or our 2014 Annual Report, we will send copies to you if you contact us at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, (980) 345-1600, Attention: General Counsel and Corporate Secretary. If you and other residents at your address have been receiving multiple copies of this Proxy Statement or our 2014 Annual Report, and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for shareholders to propose actions for consideration at the 2016 annual meeting of shareholders?

December 23, 2015 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

What is the deadline under our Amended and Restated Bylaws for shareholders to nominate persons for election to the Board or propose other matters to be considered at our 2016 annual meeting of shareholders?

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2016 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Amended and Restated Bylaws, no earlier than January 22, 2016 and no later than February 22, 2016. Shareholders are advised to review our Amended and

Restated Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The requirements for advance notice of shareholder proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Amended and Restated Bylaws and other applicable requirements.

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting or your ownership of Corporation voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Telephone: (800) 937-5449

Website Address: www.amstock.com

BACKGROUND OF THE COMPANY

On November 18, 2013, the Corporation and ESH REIT completed their initial public offering of Paired Shares. Prior to the completion of the Corporation’s and ESH REIT’s initial public offering, we restructured and reorganized our existing business through a series of transactions (collectively, as described more fully below, the “Pre-IPO Transactions”). Ownership of Paired Shares gives investors an ownership interest in our hotel properties through ESH REIT and in the operation of our business through the Corporation.

Prior to the Pre-IPO Transactions, ESH Hospitality Holdings LLC, a Delaware limited liability company (“Holdings”), owned all of ESH REIT’s then outstanding common units. Prior to the Pre-IPO Transactions, Centerbridge Partners L.P. (“Centerbridge”), Paulson & Co. Inc. (“Paulson”), The Blackstone Group, L.P. (“Blackstone”) and their affiliates (collectively, the “Sponsors”) owned an approximately 99% interest in Holdings and the remaining interests were owned by certain members of the board of managers of Holdings and employees of HVM LLC (“HVM”). Prior to the Pre-IPO Transactions, the Operating Lessees were each taxable REIT subsidiaries that leased the hotel properties from ESH REIT pursuant to operating leases. HVM was an eligible independent contractor, within the meaning of Section 856(d)(9) of the Code, that managed the hotel properties pursuant to management agreements with the Operating Lessees. Subsidiaries of ESH Hospitality Strategies LLC, a Delaware limited liability company (“ESH Strategies”), owned the trademarks and licensed their use to the Operating Lessees pursuant to trademark license agreements.

Following the Pre-IPO Transactions, the Corporation, through its direct wholly-owned subsidiaries, now leases the hotel properties from ESH REIT, owns the trademarks related to the business and self-manages the hotel properties. In addition, the Corporation owns all of the Class A common stock of ESH REIT, which represents approximately 55% of the outstanding shares of common stock of ESH REIT.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board has nominated seven people for election as directors at the Annual Meeting. Each of the nominees currently is a director of the Corporation. If our shareholders elect these directors, then the directors will hold office until the next annual meeting of shareholders, or until their successors have been duly elected and qualified, subject to the director’s earlier death or resignation or removal. Each of the Board’s nominees has consented to be named in this Proxy Statement and has agreed to serve if elected. If for some reason any of the Board’s nominees is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees.

We believe each of the Board’s nominees meets the qualifications established by the Board for service on our Board and has professional experience in areas that are extremely relevant to our strategy and operations. We also believe that the skills, experience, backgrounds and attributes of the Board’s nominees make them the best candidates to serve on our Board.

The following table sets forth, as of April 10, 2015, the name and age of each nominee for director, indicating all positions and offices with us currently held by such director:

Name	Age	Position
James L. Donald	61	Chief Executive Officer and Director
Douglas G. Geoga	59	Chairman of the Board
William A. Kussell	56	Director
Richard F. Wallman	64	Director
Michael A. Barr	44	Director
William D. Rahm	36	Director
William J. Stein	52	Director

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, as of April 10, 2015:

James L. Donald has served as Chief Executive Officer of the Corporation and ESH REIT and as a director of the Corporation since November 2013 and as a director of ESH REIT since August 2014. Mr. Donald served as Chief Executive Officer of HVM from February 2012 to November 2013. From October 2009 until March 2011, Mr. Donald served as the President and Chief Executive Officer of Haggen, Inc., the Pacific Northwest’s largest independent grocer. Previously, Mr. Donald was President and Chief Executive Officer and a director of Starbucks Corporation from April 2005 to January 2008. From October 2004 to April 2005, Mr. Donald served as Starbucks’ CEO designate. From October 2002 to October 2004, Mr. Donald served as President of Starbucks, North America. Prior to joining Starbucks, Mr. Donald served from October 1996 to October 2002 as Chairman, President and Chief Executive Officer of Pathmark Stores, Inc., a supermarket chain. He has also served in a variety of senior management positions with Albertson’s, Inc., Safeway, Inc. and Walmart Stores, Inc. Mr. Donald currently serves on the board of directors of Barry Callebaut AG.

As our Chief Executive Officer, Mr. Donald provides our Board with valuable insight regarding the Company’s operations, management team, associates and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in Board discussions regarding strategic planning and development for the Company. The Board also benefits from Mr. Donald’s over 35 years experience in multiple-unit consumer-facing industries.

Douglas G. Geoga has served as Chairman of the Board of the Corporation since July 2013 and as Chairman of the Board of ESH REIT since November 2013. Mr. Geoga served as a non-voting member and the Non-Executive Chairman of Holdings and ESH Strategies Holdings LLC (“Strategies Holdings”) from October

2010 to November 2013. Mr. Geoga is President and Chief Executive Officer of Salt Creek Hospitality, LLC, a privately-held firm engaged in making investments in the hospitality industry and providing related advisory services. Since October 2012, Mr. Geoga has also served as Executive Chairman of Foundations Recovery Network, LLC, an owner and operator of residential and outpatient substance abuse treatment centers. From November 2002 until December 2009, Mr. Geoga served as principal of Geoga Group, LLC, an investment and advisory consulting firm focused primarily on the hospitality industry. Until July 2006, Mr. Geoga’s primary occupation was serving as the President of Global Hyatt Corporation and as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, both privately-held subsidiaries of Global Hyatt Corporation which collectively operated the Hyatt chain of hotels throughout the world. In addition, from 2000 through 2005, Mr. Geoga served as the President of Hospitality Investment Fund, LLC, a privately-held firm which was engaged in making investments in lodging and hospitality companies and projects. He also serves on the board of directors and audit committee of Kemper Corporation.

Mr. Geoga was appointed by the Sponsors to serve on the Board. Mr. Geoga’s history as president of Hyatt Corporation, a global leader in its industry, as well as his extensive experience in private business investment, brings to the Board the perspective of both an operating executive and one who is sophisticated in corporate investments and finance.

William A. Kussell has served as a director of the Corporation since July 2013 and served as a non-voting member of the board of managers of Holdings and Strategies Holdings from October 2010 to November 2013. Mr. Kussell is an Operating Partner at Advent International, focusing on the North American Consumer Retail Segment. He has been at Advent International since January 2010. Prior to joining Advent International, he was President and Chief Brand Officer for Dunkin Donuts Worldwide from 1995 through 2009.

Mr. Kussell’s experience as the president of a retail food company with a well-known brand brings to the Board a deep understanding of the operational, governance and strategic matters involved in running a large scale corporation.

Richard F. Wallman has served as a director of the Corporation since July 2013 and as a director of ESH REIT since November 2013 and served as a non-voting member of the board of managers of Holdings and Strategies Holdings from May 2012 to November 2013. Mr. Wallman served as the Chief Financial Officer and Senior Vice President of Honeywell International Inc., a provider of diversified industrial technology and manufacturing products, and its predecessor AlliedSignal, from March 1995 until his retirement in July 2003. Mr. Wallman has also served in senior financial positions with IBM and Chrysler Corporation. He also serves on the board of directors of Roper Industries, Inc., the board of directors and audit committee of Convergys Corporation, the board of directors and audit committee of Tornier N.V. and the board of directors of Charles River Laboratories International, Inc. Mr. Wallman previously served on the boards of directors of Ariba, Inc. and Dana Holding Corporation.

Mr. Wallman’s extensive financial background brings to the Board a significant understanding of the financial issues and risks that affect the Corporation. Mr. Wallman also serves on the boards of other diverse publicly held companies, which gives him a multi-industry perspective and exposure to developments and issues that impact the management and operations of a large scale corporation.

Michael A. Barr has served as a director of the Corporation since November 2013 and served as a member of the board of managers of ESH REIT and Holdings from October 2010 to November 2013. Mr. Barr is a Partner at Paulson and serves as the Portfolio Manager for the Paulson Real Estate Funds, where he is responsible for all aspects of the real estate private equity business. Mr. Barr joined Paulson in 2008. From 2001 through 2008, Mr. Barr worked within the Lehman Brothers Real Estate Private Equity Group, serving most recently as a Managing Director of the firm and a principal of Lehman Brothers Real Estate Partners. Prior to joining Lehman Brothers, Mr. Barr served as a principal and a member of the Investment Committee of Westbrook Partners. He began his career in the Real Estate Investment Banking group at Merrill Lynch & Co. He also serves on the board of directors of William Lyons Homes, Inc.

Mr. Barr was appointed by Paulson to serve as a director of the Corporation. Mr. Barr’s extensive experience in real estate and investments brings to the Board a significant understanding of issues and risks that affect the Corporation.

William D. Rahm has served as a director of the Corporation since November 2013 and served as a member of the board of managers of ESH REIT and Holdings from October 2010 to November 2013. Mr. Rahm is a Senior Managing Director at Centerbridge, which he joined at its inception in 2006. He currently focuses on investments in the real estate, gaming and lodging sectors. Prior to joining Centerbridge, Mr. Rahm was a member of Blackstone’s Real Estate Private Equity group, where he completed investments in lodging businesses and real estate. He also serves on the board of directors of Brixmor Property Group, Inc. and Carefree Communities, Inc.

Mr. Rahm was appointed by Centerbridge to serve as a director of the Corporation. Mr. Rahm’s extensive experience in real estate, lodging and investments brings to the Board a significant understanding of issues and risks that affect the Corporation.

William J. Stein has served as a director of the Corporation since March 2015. Mr. Stein is a Senior Managing Director and Global Head of Asset Management in Blackstone’s Real Estate Group. Since joining Blackstone in 1997, Mr. Stein has been involved in the direct asset management and asset management oversight of Blackstone’s global real estate investments. Before joining Blackstone, Mr. Stein was a Vice President at Heitman Real Estate Advisors and JMB Realty Corp. Mr. Stein also serves on the board of directors of Brixmor Property Group Inc. and Hilton Worldwide Holdings Inc. He previously served on the board of directors of La Quinta Holdings Inc.

Mr. Stein was appointed by Blackstone to serve as a director of the Corporation. Mr. Stein’s extensive experience in real estate and investments brings to the Board a significant understanding of issues and risks that affect the Corporation.

Each of Messrs. Barr, Geoga, Rahm and Stein was recommended as a director nominee by the Sponsors, which own the majority of our outstanding equity, pursuant to the stockholders agreement. See “Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement” for a description of the terms of the agreement. Our Board has affirmatively determined that Messrs. Geoga, Kussell and Wallman are independent under the rules of the SEC and NYSE.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL SEVEN OF THE BOARD’S NOMINEES LISTED ON THE PROXY CARD.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

We believe that good corporate governance helps to ensure that the Corporation is managed for the long-term benefits of our shareholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of the NYSE, the stock exchange on which our Paired Shares are traded.

We have adopted the Extended Stay America, Inc. Corporate Governance Guidelines (the “Corporate Governance Guidelines”), which provide a framework for the governance of the Corporation as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The Corporate Governance Guidelines address, among other things:

•	the composition, structure and policies of the Board and its committees;

•	director qualification standards;

•	expectations and responsibilities of directors;

•	management succession planning;

•	the evaluation of Board performance; and

•	principles of Board compensation.

The Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Corporate Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, the Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter. However, the Corporation may choose to forego annual evaluations of the Nominating and Corporate Governance Committee and the Compensation Committee pursuant to exemptions provided for “controlled companies” under the rules of the NYSE, as described further below.

The Corporate Governance Guidelines are posted on our website at www.extendedstayamerica.com. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time to ensure that they effectively promote the best interests of both the Corporation and the Corporation’s shareholders and that they comply with all applicable laws, regulations and NYSE requirements.

Code of Business Conduct and Ethics

We have adopted the Extended Stay America, Inc. Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”) that applies to the principal executive officer (our CEO), principal financial officer (our CFO), principal accounting officer (our CFO) and persons performing similar functions. A copy of the Code of Business Conduct and Ethics is posted on our website at www.extendedstayamerica.com. If we amend or waive provisions of the Code of Business Conduct and Ethics with respect to such officers, we intend to also disclose the same on our website.

Board of Directors and Director Independence

The Board has determined that we are a “controlled company” under the rules of the NYSE and, as a result, qualify for, and rely on, exemptions from certain corporate governance requirements of the NYSE. Pursuant to the “controlled company” exception to the Board and committee composition requirements, we are exempt from the rules that require that:

•	a majority of the Board consist of independent directors;

•	the Corporation have a nominating/corporate governance committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	the Corporation have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

The “controlled company” exception does not modify the independence requirements for the Audit Committee. Our Audit Committee is currently comprised entirely of independent directors.

The Board consists of seven directors. The current directors are listed under “Proposal 1—Proposal to Elect Directors” above. Our Amended and Restated Bylaws provide that directors are elected at the annual meeting of the shareholders and each director is elected to serve until his or her successor is duly elected or until his or her earlier death, resignation or removal. Our Board has affirmatively determined that Messrs. Geoga, Kussell and Wallman are independent under the rules of the SEC and NYSE.

Board Leadership Structure

We do not have a policy as to whether the role of the Chairperson of the Board and the Chief Executive Officer should be separate or combined. The Board may select its Chairperson and Chief Executive Officer in any way it considers to be in the best interests of the Corporation. At this time, we believe it is beneficial to separate the Chairperson and Chief Executive Officer in order to enhance the Chairperson’s oversight capability. Since the initial public offering, Mr. Donald has served as our Chief Executive Officer and Mr. Geoga has served as Chairman of the Board. The Board believes this leadership structure, which separates the Chairperson and Chief Executive Officer roles, is appropriate at this time in light of the Sponsors’ ownership of approximately 70% of our outstanding equity. In particular, the Board believes that this leadership structure clarifies the individual roles and responsibilities of Mr. Donald and Mr. Geoga and enhances accountability. The Board recognizes that there is no single, generally accepted approach to providing Board leadership and that the Board’s leadership structure may vary in the future as circumstances warrant.

Board Oversight of Risk Management

The Board oversees management’s day-to-day risk management activities and processes. While the full Board is responsible for risk oversight, the Board uses its committees, as appropriate, to monitor and address the risks that are within the scope of a particular committee’s expertise or charter. The Audit Committee assists the Board with oversight of our material financial risk exposures and our material financial statement and financial reporting risks. The Compensation Committee assists the Board with oversight of risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board with oversight of risks associated with our governance. In each case, the Board or the applicable committee oversees the steps that management has taken to monitor and control such exposures.

The Chief Executive Officer’s membership on and collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. He is available to the Board to address any questions from other directors regarding executive management’s ability to identify and mitigate risks and weigh them against potential rewards.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director nominees and recommending to the Board those candidates to be nominated for election to the Board, subject to the Sponsors’ right to nominate directors to the Board. See “Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement” for a description of the Sponsors’

right to nominate directors. The Nominating and Corporate Governance Committee considers all factors it deems appropriate, which may include (a) ensuring that the Board, as a whole, is appropriately diverse and consists of individuals with various and relevant career experience, relevant technical skills, relevant business or government acumen, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Corporation’s business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the extent to which a candidate would fill a present need on the Board. The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Corporation’s business and structure. Shareholders may also nominate directors for election at the Corporation’s annual shareholders meeting by following the provisions set forth in the Corporation’s Amended and Restated Bylaws, whose qualifications the Nominating and Corporate Governance Committee will consider.

Meetings of the Board and Committees

During 2014, the Board held five meetings. All of the directors who served during 2014 attended 100% of the total meetings of the Board and each of the Board committees on which such director served during their respective tenure. Directors are expected to attend all Board meetings and all meetings of the committee or committees of the Board of which they are a member. Attendance by telephone or videoconference is deemed attendance at a meeting. Additionally, all director nominees are encouraged to attend the annual shareholders meeting. All of the directors who served during 2014 attended the 2014 annual shareholders meeting.

Pursuant to our Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous consent, either in writing or by electronic transmission) at the discretion of the Board.

Executive Sessions of Non-Management Directors

Pursuant to our Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. Mr. Geoga serves as the Chairman of executive sessions. Independent directors meet at least once per year in a private session that excludes management and affiliated directors.

Communications with the Board

Any interested parties wishing to communicate with, or otherwise make his or her concerns known directly to the Board or Chairperson of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the non-management or independent directors, may do so by addressing such communications or concerns to the General Counsel and Corporate Secretary of the Corporation, 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The General Counsel and Corporate Secretary or Chairman will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.

Committees of the Board

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, as described below. In accordance with the applicable rules of the NYSE, we rely on exceptions that allow us to phase in compliance with the applicable committee independence standards.

The following table shows the membership of each committee of our Board as of December 31, 2014, and the number of meetings held by each committee during 2014:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Douglas G. Geoga*	X	Chair
A.J. Agarwal†			X
Michael A. Barr			X
William A. Kussell	X		Chair
William D. Rahm		X
Richard F. Wallman	Chair	X
Number of 2014 Meetings	9	5	2

*	Mr. Geoga has served as the Chairman of the Board since November 12, 2013.
†	Mr. Agarwal resigned from the Board effective March 10, 2015.

Audit Committee

The Audit Committee consists of Messrs. Geoga, Kussell and Wallman. Mr. Wallman is the Chairman of the Audit Committee. The Board has determined that Mr. Wallman qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and that each of Mr. Geoga, Mr. Kussell and Mr. Wallman is independent as independence is defined in Rule 10A-3 of the Exchange Act, and under the NYSE listing standards.

The principal duties and responsibilities of the Audit Committee are to oversee and monitor the following:

•	our financial reporting process and internal control system;

•	the integrity of our financial statements;

•	the independence, qualifications and performance of our independent auditor;

•	the performance of our internal audit function; and

•	our compliance with legal, ethical and regulatory matters.

Compensation Committee

The Compensation Committee consists of Messrs. Geoga, Rahm and Wallman. Mr. Geoga is the Chairman of the Compensation Committee.

The principal duties and responsibilities of the Compensation Committee are as follows:

•	to establish the general compensation philosophy and policy consistent with our strategic goals and shareholder interests;

•	to review, make recommendations to the Board, or approve where applicable, the compensation of our executives, including our Chief Executive Officer, including an evaluation of the level of compensation, use of equity-based compensation, setting of performance goals and objectives used to determine incentive compensation, and an evaluation of the executive’s performance in light of those established goals and objectives;

•	to review and approve executive employment agreements, change in control agreements and other benefits paid to our executives and to administer our equity-based compensation, incentive and benefit plans for all plan participants;

•	to periodically review and make recommendations to the Board, or approve where applicable, any substantive changes to the director and executive incentive, compensation and benefit plans of the Corporation;

•	to review and make recommendations to the Board with respect to compensation disclosures and any shareholder proposals regarding executive compensation; and

•	to provide regular reports to the Board and take such other actions as are necessary and consistent with the governing law and the Corporation’s organizational documents.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Messrs. Barr, Kussell and Stein. Mr. Kussell is the Chairman of the Nominating and Corporate Governance Committee.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are as follows:

•	to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

•	to make recommendations regarding proposals submitted by our shareholders;

•	to make recommendations to the Board regarding Board governance matters and practices; and

•	to provide oversight regarding management succession planning.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Messrs. Geoga, Rahm and Wallman. None of the members of our Compensation Committee has at any time been one of our executive officers or employees. During 2014, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has an executive officer serving as a member of the Compensation Committee, and none of our executive officers served as the member of the compensation committee of an entity that has an executive officer serving as a director on the Board.

Stock Ownership Guidelines

To further align the interests of our executive officers and our shareholders, the Board has adopted stock ownership guidelines under which certain members of our management team and independent directors, after an initial phase-in period, will generally be required to maintain vested equity holdings with a value at least equal to, in the case of our Chief Executive Officer, five times his annual base salary, in the case of our Chief Financial Officer, Chief Marketing Officer and Chief Operating Officer, four times the executive’s base salary, in the case of our General Counsel and our executive vice presidents, three times the executive’s annual base salary, in the case of our senior vice presidents and vice presidents, one times the executive’s annual base salary and, in the case of independent directors, at least equal to three times the independent director’s annual cash compensation.

No Hedging Policy

The Corporation’s Securities Trading Disclosure Policy prohibits all directors, officers and employees of the Corporation from effecting hedging or similar monetization transactions with respect to Paired Shares.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Deloitte also served as our independent registered accounting firm for fiscal year 2014. The services provided to us by Deloitte in fiscal year 2014 are described below under the heading “Independent Registered Public Accounting Firm’s Fees and Services.” Representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee is responsible for selecting the Corporation’s independent registered public accounting firm for 2015. Accordingly, shareholder approval is not required to appoint Deloitte as the Corporation’s independent registered public accounting firm. However, the Board believes that the submission of the Audit Committee’s selection to the shareholders for ratification is a matter of good corporate governance. If the Corporation’s shareholders do not ratify the selection of Deloitte as the Corporation’s independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of the Corporation’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF EXTENDED STAY AMERICA, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

For 2013, prior to the Pre-IPO Transactions and completion of our initial public offering, fees paid to Deloitte were pre-approved and paid by the Company’s predecessor entities for services provided to the Corporation and its subsidiaries, including ESH REIT. For 2014, the Corporation separately appointed, compensated and retained Deloitte as its independent registered public accounting firm. The following is a description of the professional services performed and the fees billed by Deloitte in relation thereto for the years ended December 31, 2014 and 2013.

Type of Fees	Year Ended December 31, 2014	Year Ended December 31, 2013
Audit Fees(1)	$2,979,435	$4,308,171
Audit-Related Fees(2)	110,066	97,072
Tax Fees(3)	255,480	771,170
All Other Fees(4)	2,000	—

Total	$3,346,981	$5,176,413

(1)	Audit fees for 2014 and 2013 consist of fees for the audit of the annual financial statements included in our combined annual reports on Form 10-K, quarterly reviews of the financial statements included in our combined quarterly reports on Form 10-Q, accounting consultation and other attest services provided by Deloitte in connection with statutory and regulatory filings, including the registration statements on Form S-1. Fees for 2014 and 2013 also include fees for services provided by Deloitte in connection with our initial public offering and the August 2014 secondary public offering.
(2)	Audit-related fees for 2014 and 2013 consist primarily of fees for internal controls review and the audits required in connection with our benefit plans.
(3)	Tax fees are fees for tax compliance, tax advice and tax planning for entities required to file tax returns.
(4)	All other fees are fees for other permissible work performed by Deloitte that does not meet the above category descriptions. For 2014, all other fees consist of Technical Library subscription fees.

The Audit Committee has considered whether the non-audit services provided by Deloitte were compatible with maintaining Deloitte’s independence and has determined that the nature and substance of the non-audit services did not impair the status of Deloitte as the Corporation’s independent registered public accounting firm.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED SERVICES OF INDEPENDENT AUDITORS

The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of the Corporation’s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that do not constitute more than 5% of the total amount of revenues paid by the Corporation to Deloitte during the fiscal year the non-audit services were provided and were not recognized by the Corporation to be non-audit services at the time of the engagement for such services. In the case of such minor non-audit services that are not pre-approved, the services must be promptly brought to the attention of the Audit Committee and approved prior to completion. The Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. During 2014, 100% of the non-audit services provided to us by Deloitte were pre-approved by the Audit Committee.

The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

•	bookkeeping or other services related to the accounting records or financial statements of the Corporation;

•	financial information systems design and implementation;

•	appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee’s pre-approval policy is in the Audit Committee Charter, which is available on our website at www.extendedstayamerica.com.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee is currently comprised of Messrs. Wallman, Geoga and Kussell, with Mr. Wallman serving as Chairman. The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, the internal auditors and the independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website at www.extendedstayamerica.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent auditor.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Corporate Governance and Board Matters—Committees of the Board—Audit Committee,” the Audit Committee has done the following things:

•	reviewed and discussed the audited financial statements in the Corporation’s combined annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	reviewed with Deloitte & Touche LLP (“Deloitte”), the Corporation’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•	received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding Deloitte’s communications with the Audit Committee concerning independence;

•	discussed with Deloitte its independence from management and the Corporation and considered whether Deloitte could also provide non-audit services without compromising the firm’s independence;

•	discussed with Deloitte the matters required to be discussed by the standards of the Public Company Accounting Oversight Board, including Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, and SEC Rules and Regulations, including Rule 2-07, Communication with Audit Committees, of Regulation S-X; and

•	discussed with the Company’s internal auditors and Deloitte the overall scope and plans for their respective audits, and then met with the internal auditors and Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the combined annual report on Form 10-K for the year ended December 31, 2014, for filing with the SEC. The Audit Committee also appointed Deloitte to serve as the Corporation’s independent registered public accounting firm for 2015.

This report has been furnished by the members of the Audit Committee of the Board:

Richard F. Wallman, Chairman

Douglas G. Geoga

William A. Kussell

EXECUTIVE OFFICERS

The following table sets forth, as of April 10, 2015, the name and age of each executive officer of the Corporation, indicating all positions and offices with us currently held by such executive officer:

Name	Age	Position
James L. Donald	61	Chief Executive Officer and Director
Jonathan S. Halkyard	50	Chief Financial Officer
Thomas Seddon	46	Chief Marketing Officer
Thomas J. Bardenett	51	Chief Operating Officer
M. Thomas Buoy	46	Executive Vice President, Pricing and Revenue Optimization
John R. Dent	51	General Counsel and Corporate Secretary
Kevin A. Henry	47	Executive Vice President and Chief Human Resources Officer
Howard J. Weissman	46	Corporate Controller

Set forth below are descriptions of the backgrounds of each of our executive officers who are not directors, as of April 10, 2015:

Jonathan S. Halkyard has served as Chief Financial Officer of the Corporation and ESH REIT since January 2015. He served as Interim Chief Financial Officer of the Corporation and ESH REIT from August 2014 to January 2015 and as Chief Operating Officer of the Corporation from November 2013 to January 2015 and served in the same position at HVM from September 2013 to November 2013. From July 2012 to September 2013, Mr. Halkyard served as Executive Vice President and Chief Financial Officer of NV Energy, Inc., a holding company providing energy services and products in Nevada, and its wholly-owned subsidiaries, Nevada Power Company and Sierra Pacific Power Company. From March 1999 to May 2012, Mr. Halkyard held various positions with Caesars Entertainment Corporation (formerly known as Harrah’s Entertainment, Inc.), including Vice President (2002 to 2005), Treasurer (2003 to 2010), Senior Vice President (2005 to 2010), Executive Vice President (2010 to 2012) and Chief Financial Officer (2006 to 2012). Mr. Halkyard currently serves on the board of directors and audit committee of Dave & Buster’s, Inc.

Thomas Seddon has served as Chief Marketing Officer of the Corporation since November 2013 and served in the same position at HVM from April 2012 to November 2013. From November 2007 to July 2011, Mr. Seddon served as Chief Marketing Officer of InterContinental Hotels Group PLC. Mr. Seddon also served as Chief Executive Officer of Subway Franchisee Advertising Fund Trust from December 2004 to April 2007. From November 1994 to December 2004, Mr. Seddon served in a variety of brand management, technology and pricing roles with InterContinental Hotels Group PLC, including Senior Vice President, Americas Brands and Senior Vice President, Strategic Services.

Thomas J. Bardenett has served as Chief Operating Officer of the Corporation since January 2015. Prior to joining Extended Stay America, Mr. Bardenett held various positions at the operations division of Interstate Hotels & Resort, Crossroads Hospitality. From 2005 through January 2015, Mr. Bardenett served as the Executive Vice President of Operations and President. Between 2002 and 2005, Mr. Bardenett served as the Senior Vice President of Sales and Marketing. Mr. Bardenett also served as a Regional Director of Sales and Regional Director of Operations between 1994 and 2002. Prior to joining Interstate Hotels & Resort, Mr. Bardenett worked at the Hotels at Syracuse Square. Mr. Bardenett is currently a member of The Residence Inn Association (TRIA), the Aloft/Element Owners Advisory Council and the Hyatt Place Owners Advisory Council.

M. Thomas Buoy has served as Executive Vice President, Pricing and Revenue Optimization of the Corporation since November 2013 and served in the same position at HVM from August 2011 to November 2013. From December 1999 to August 2011, Mr. Buoy held various positions with Morgans Hotel Group Co. (formerly Ian Schrager Hotels). He served as Corporate Director of Revenue Management from December 1999 to 2002, as Vice President of Distribution and Revenue Management from 2002 to 2005, as Senior Vice President of Distribution and Revenue Management from 2005 to 2007 and as Senior Vice President of Customer Marketing and Revenue Management from 2007 to 2011. Mr. Buoy also served as a Manager in Ernst & Young’s Hospitality Services Group.

John R. Dent has served as General Counsel and Corporate Secretary of the Corporation and ESH REIT since January 2015. Prior to joining Extended Stay America, Mr. Dent held various positions at Hilton Worldwide. From March 2012 through August 2014, Mr. Dent served as the Senior Vice President and Deputy General Counsel. From 2009 to 2012, Mr. Dent served as the Senior Vice President and Assistant General Counsel of Development. Mr. Dent also served as Vice President and Senior Counsel of Hilton Hotels Corporation between 2000 and 2009.

Kevin A. Henry has served as Executive Vice President and Chief Human Resources Officer of the Corporation since August 2014. From December 2010 to August 2014, Mr. Henry served as Senior Vice President and Chief Human Resources Officer of Snyder’s-Lance Inc., a national snack food company. From January 2010 to December 2010, he served as Chief Human Resources Officer of Lance Inc. Prior to that, Mr. Henry served in a variety positions at Coca-Cola Bottling Co. Consolidated, a beverage manufacturer and distributor, including as Chief Human Resources Officer from 2007 to 2010 and Senior Vice President of Human Resources from 2001 to 2007.

Howard J. Weissman has served as Corporate Controller of the Corporation since November 2013 and served in the same position at HVM from December 2011 to November 2013. From May 2009 to December 2011, Mr. Weissman worked at Campus Crest Communities, Inc., serving as Senior Vice President and Corporate Controller. From July 2007 through May 2009, Mr. Weissman was Controller and Chief Accounting Officer of EOP Operating Limited Partnership, LP, the private company successor to Equity Office Properties Trust, a commercial office real estate company owned by The Blackstone Group. From May 2003 through May 2007, Mr. Weissman served in a variety of positions with CarrAmerica Realty Corporation, a commercial office real estate company, including as Assistant Controller, Vice President of Shared Services and Controller.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Objectives and Design of the Corporation’s Compensation Program

The discussion that follows provides an overview of the Corporation’s executive compensation program for the 2014 fiscal year for the executive officers listed below (our “named executive officers”).

Name	Title
James L. Donald	Chief Executive Officer
Jonathan S. Halkyard	Chief Operating Officer & Interim Chief Financial Officer
Thomas Seddon	Chief Marketing Officer
Kevin A. Henry	Executive Vice President and Chief Human Resources Officer
M. Thomas Buoy	Executive Vice President, Pricing & Revenue Management
Peter J. Crage	Former Chief Financial Officer

2014 Highlights

For fiscal year 2014, the Corporation’s compensation program has generally remained consistent with the compensation program that came into effect in connection with our initial public offering.

Prior to our initial public offering, certain of our named executive officers were party to employment agreements (the “Executive Agreements”) with HVM LLC (“HVM”), which Executive Agreements were assumed by ESA Management, LLC (“ESA Management”) in connection with the Pre-IPO Transactions. The Corporation is transitioning away from the use of executive agreements and, as part of this transition, the Compensation Committee adopted the Extended Stay America, Inc. Executive Severance Plan (the “Severance Plan”) on June 19, 2014 for the purpose of providing severance benefit protections to officers of the Corporation and its subsidiaries holding the corporate title of vice president and higher, including our named executive officers. The Severance Plan is described in further detail below under “—Potential Payments Upon Termination or Change in Control.”

The Executive Agreements generally provide for automatic renewal of the employment term for successive one-year periods following the expiration of the current term, unless ESA Management provides prior written notice to the executive of its intent not to renew the employment term. ESA Management provided notice to Messrs. Crage, Buoy, Donald and Seddon of its intent not to renew the employment terms under their respective Executive Agreements on April 3, 2014, May 7, 2014, November 21, 2014 and December 19, 2014, respectively. The employment terms under the Executive Agreements for Messrs. Crage, Buoy, Donald and Seddon expired on July 6, 2014, August 24, 2014, February 20, 2015 and April 16, 2015, respectively.

In addition, in 2014, there were changes to our executive management team. Effective as of July 31, 2014, Mr. Crage resigned from his position as chief financial officer of the Corporation and ESH REIT and served in an advisory role until the end of 2014 to assist in the transition of his duties pursuant to the terms of a consulting agreement which is described in greater detail in the section entitled “Executive Agreements.” Mr. Halkyard was appointed to serve as interim Chief Financial Officer effective as of August 1, 2014, while continuing to serve in his then-current role of Chief Operating Officer until the effective date of his appointment as Chief Financial Officer of the Corporation and ESH REIT, which appointment became effective on January 5, 2015. In connection with his appointment as Chief Financial Officer, Mr. Halkyard’s Executive Agreement was amended and restated (such restated agreement, the “Restated CFO Agreement”) to reflect his new position and certain other changes. Mr. Henry was appointed to his position as Executive Vice President and Chief Human Resources Officer (“EVP, HR”) effective as of August 18, 2014, succeeding Robert J. Joyce, who retired in 2014.

Philosophy and Objectives

The Corporation’s compensation philosophy is focused on the principle that the majority of the named executive officers’ compensation should be directly connected to the performance of the Company. In addition, in designing the executive compensation packages, the Corporation is conscious of, and took into consideration, the need to attract and maintain a pool of talented management personnel in order for ESA Management to effectively operate in a competitive marketplace.

The executive compensation program consists of multiple elements and has been designed with the following overarching objectives:

•	to attract, engage and retain a high-quality workforce that helps achieve immediate and longer-term success;

•	to motivate and inspire associate behavior that fosters a high-performing culture and is focused on delivering business objectives; and

•	to align the interests of the executives with the interests of our shareholders.

Setting Executive Compensation

With respect to each of our named executive officers, the compensation package in place for fiscal year 2014 was generally established in connection with the named executive officer’s commencement of employment with HVM (ESA Management, for Mr. Henry), either as set forth in an Executive Agreement or as negotiated as part of the terms of employment at such time. Messrs. Donald, Seddon, Buoy and Crage entered into Executive Agreements with HVM on February 21, 2012, April 16, 2012, August 24, 2011 and July 7, 2011, respectively. Mr. Halkyard was hired as HVM’s chief operating officer and entered into an Executive Agreement effective on September 30, 2013, which agreement was amended and restated in connection with his appointment as Chief Financial Officer effective as of January 5, 2015. Mr. Henry is party to a letter agreement with the Corporation which sets forth the material terms of his employment. For Messrs. Donald, Seddon and Buoy, who have continued employment with ESA Management following the expiration of their Executive Agreements, the key terms of employment relating to compensation, short-term annual incentive compensation and ability to participate in generally available employee benefit plans have generally remained consistent with the terms contained in the Executive Agreements.

In addition, each of our named executive officers other than Messrs. Halkyard and Henry received a grant of profit units under HVM’s equity incentive plan (“Profit Units”) generally coinciding with, or shortly following, the effective date of his Executive Agreement or commencement of employment, as applicable. In connection with the Pre-IPO Transactions, all Profit Units were converted into Paired Shares, which Paired Shares are subject to certain vesting conditions, holding requirements and/or restrictions on transfer, as described below in “Equity Incentive Awards.” On November 25, 2013, Mr. Halkyard received an award of restricted stock units pursuant to the terms of his Executive Agreement, and Mr. Buoy received an award of restricted stock units in connection with the expansion of his responsibilities earlier in 2013, each grant under the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan (the “Equity Incentive Plan”). Mr. Halkyard received a subsequent award of restricted stock units under the Equity Incentive Plan on March 3, 2014 in connection with the terms of his Executive Agreement. Mr. Henry received an award of restricted stock units under the Equity Incentive Plan on August 18, 2014 in connection with his appointment as EVP, HR.

Since the completion of our initial public offering, all decisions with respect to executive compensation have been made by the Compensation Committee. In 2014, the Compensation Committee engaged Pearl Meyer & Partners for the purpose of examining our executive compensation program as a whole in order to assess the program from an overall incentive and retention perspective and to provide recommendations with respect to changes in the program, including pay levels as compared to pay levels for executives of peer companies.

For all of the named executive officers, cash compensation amounts have been set to provide a certain degree of financial security to the named executive officers at levels that are believed to be competitive for similar positions in the marketplace in which we compete for management talent. In addition, the short-term cash bonus program has been designed to meaningfully reward strong annual company performance, in order to motivate participants to strive for continued company growth and profitability.

In fiscal year 2014, the compensation program continued to evolve to support the Corporation’s and ESH REIT’s long-range business goals and growth strategies. The Compensation Committee determined that the Paired Shares received by each of our named executive officers (other than Messrs. Halkyard and Henry) in respect of their Profit Units and, for Messrs. Halkyard and Henry, the grant of restricted stock units continued to provide appropriate incentive and retentive value by providing the named executive officers the opportunity to share in the growth of the Company.

Elements of Compensation

The amount or potential amount of compensation payable pursuant to any element of the compensation package is evaluated and considered in the context of each other element of compensation payable to the named executive officer.

The main elements of the named executive officers’ compensation during fiscal year 2014, and the rationale for each, are as follows:

Element	Rationale
Base salary	Base salary provides a predictable level of current income to provide the executive with a certain amount of stability and assists the Corporation in attracting and retaining qualified executives.

Performance-based annual incentive opportunity	The annual incentive program is designed to reward the employee’s participation in the Company’s achievement of critical, relatively short-term financial performance goals as well as achievement of individual objectives.

Long-term equity-based awards	The equity incentive program, consisting primarily of restricted stock units, is designed to attract, retain, incentivize and motivate employees, including the named executive officers, to promote the success of our businesses by providing the participating individuals with proprietary interests in the Corporation and ESH REIT and to align the participants’ interests with the interests of the shareholders.

Participation in general employee benefit programs	A standard package of employee benefits is maintained by ESA Management to provide employees, including the named executive officers, with retirement savings opportunities, medical coverage and other reasonable welfare benefits.

Base Salary

Base salary is considered together with the annual cash incentive opportunity as part of a cash compensation package. Generally, the Corporation believes that the base salary level should be aligned with the named executive officer’s position, duties and experience, be reasonable relative to the other named executive officers’ base salaries and be set at a level that is competitive as compared to salaries for similar positions within companies or markets from which we recruit talent.

The Compensation Committee reviews the compensation of each of the named executive officers in May of each year, including base salary, and makes recommendations with respect to changes based on performance. Following such review in 2014, it was determined that that Mr. Buoy was entitled to a 1.4% increase in base salary. The increase took effect on May 10, 2014.

For fiscal year 2014, base salaries for the named executive officers were as follows: $900,000 for Mr. Donald; $550,000 for Mr. Halkyard; $550,000 for Mr. Seddon; $400,000 for Mr. Henry; $383,366 for Mr. Buoy; and $518,000 for Mr. Crage.

Cash Bonus Awards

Target Annual Incentive Awards

Each named executive officer is eligible to receive an annual incentive award to be determined based on the Company’s performance and individual performance. For the named executive officers other than Mr. Buoy, annual incentive awards are determined pursuant to pre-determined goals as set forth in the Extended Stay America Incentive Plan for Senior Leadership (the “Incentive Plan”) pursuant to which participants are eligible to earn between 0% and 200% of annual base salary based on achievement of EBITDA goals (weighted at 90%) and individual goals (weighted at 10%). EBITDA goals for 2014 were set as follows: $558.5 million was the threshold; $603.5 million was the target; and $628.5 million was the maximum, with straight-line interpolation being applied for performance above threshold levels. Mr. Buoy’s 2014 performance goals were based 60% on RevPAR (revenue per available room), 30% on EBITDA goals and 10% on individual goals. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company.

Pursuant to the terms of their Executive Agreements, Messrs. Donald and Seddon were each entitled to a minimum bonus equal to 50% of his annual base salary. For 2014, Mr. Donald and Mr. Seddon each waived their entitlements to the minimum bonus amounts payable pursuant to their Executive Agreements. Pursuant to the terms of his Executive Agreement, Mr. Halkyard was eligible to earn a target bonus of $550,000. Pursuant to the terms of his letter agreement, Mr. Henry is eligible to earn a target bonus of $400,000, which bonus was pro-rated to reflect the number of days worked in 2014, provided, that, for 2014, he was paid a minimum bonus of $130,000. Pursuant to the terms of the Incentive Plan, for 2014 Mr. Buoy was eligible to earn a target bonus of $383,366. Mr. Crage was not eligible for a bonus in respect of 2014 performance following his resignation.

The Company did not achieve its minimum EBITDA threshold for 2014 and no bonuses were paid under the Incentive Plan based on the achievement of EBITDA goals. Bonuses were paid as a result of the achievement of individual goals for Messrs. Halkyard, Seddon, Henry and Buoy such that they earned a bonus equal to 8.7%, 9.6%, 9.6% and 5.8%, respectively, of their base salaries. Mr. Henry also received his guaranteed bonus amount pursuant to the terms of his letter agreement. The 2014 bonuses were paid in March 2015.

Equity Incentive Awards

As described above, each of the named executive officers other than Messrs. Halkyard and Henry received a grant of Profit Units under HVM’s equity incentive plan, which Profit Units were converted into Paired Shares in connection with our initial public offering. The Profit Units were scheduled to vest 20% annually up to a maximum of 80% over four years, and would have fully vested upon a Change of Control Transaction (as defined in the Holdings limited liability company agreement). Pursuant to the terms of the Second Amended and Restated Restricted Paired Share Agreement (the “RPSA”), (i) the Profit Units that were subject to time-based vesting were converted into restricted Paired Shares that generally vest according to the same time-based vesting schedule that applied to such Profit Units, such that for each grant, 20% of the restricted Paired Shares subject to such grant continue to vest annually and (ii) the Profit Units that would have vested only upon a Change of Control Transaction became fully vested subject to a requirement of continued ownership through the date on which the holder’s restricted Paired Shares will vest in full (i.e., the fourth applicable annual vesting date). Other than the awards of restricted stock units to Messrs. Halkyard, Buoy and Henry, no new equity awards were granted in 2014 to the named executive officers following the completion of our initial public offering because the Compensation Committee determined that the Profit Units which were converted into Paired Shares provide the named executive officers with competitive levels of equity compensation and align the interests of the named executive officers with those of our shareholders.

Benefit Programs

The Corporation offers executive officers who reside and work in the United States, including the named executive officers, participation in health and welfare benefit programs in the same manner as other employees, including participation in ESA Management’s 401(k) Plan. Pursuant to the 401(k) Plan, executive officers are eligible to receive employer matching contributions, which vest over an employee’s initial five-year service period. Each of the named executive officers other than Mr. Donald participates (or participated, during employment) in the 401(k) Plan. Mr. Henry began participating in the 401(k) Plan on March 1, 2015.

Perquisites

We provide limited perquisites to our named executive officers when determined to be necessary and appropriate, including payment of certain relocation expenses for executives who were not located in Charlotte, North Carolina at the time of their hiring. ESA Management is currently reimbursing Mr. Donald for reasonable transportation expenses incurred in connection with his commuting to Charlotte, North Carolina. ESA Management reimbursed Mr. Halkyard for relocation expenses incurred in connection with his relocation to Charlotte, North Carolina in July 2014, and, prior to his relocation, ESA Management reimbursed Mr. Halkyard for reasonable transportation expenses incurred in connection with his commuting to Charlotte, North Carolina and provided Mr. Halkyard with lodging at an Extended Stay hotel in Charlotte, North Carolina at no cost to Mr. Halkyard.

Termination Arrangements

Pursuant to the terms of their Executive Agreements, in 2014 certain of our named executive officers were entitled to certain benefits upon a Change in Control (as defined below) and in connection with certain terminations of employment. Mr. Henry is entitled to severance benefits as a participant under the Severance Plan. In addition, each of our named executive officers is entitled to benefits upon a Change in Control pursuant to their equity award agreements as described under “—Potential Payments Upon Termination or Change in Control.”

Actions in 2015

Following a review of the overall executive compensation package of each of our named executive officers, the Compensation Committee determined that it was appropriate for certain of our named executive officers to receive grants of restricted stock units, which were approved by the Compensation Committee on March 16, 2015, effective and conditioned upon the Corporation’s shareholders’ approval of the Equity Incentive Plan as set forth in Proposal No. 3.

Impact of Tax Consideration on Compensation

Section 162(m) of the Code limits the Corporation’s deduction for compensation paid to the named executive officers (with the exception of the chief financial officer) named in the Summary Compensation Table to $1 million during the tax year, subject to certain permitted exceptions. The Equity Incentive Plan has been structured so that awards of stock options, stock appreciation rights and certain performance awards may be granted in a manner that satisfies the exception under Section 162(m) of the Code for qualified “performance-

based compensation.” However, although the Compensation Committee will consider the impact of Section 162(m) of the Code in making its compensation decisions, it believes the tax deduction is only one of several relevant considerations in setting compensation. Accordingly, if it is deemed appropriate to provide compensation that does not constitute qualified performance-based compensation, the Compensation Committee may do so and, in such event, certain portions of compensation paid to the named executive officers may not be deductible for federal income tax purposes by reason of Section 162(m) of the Code.

Summary Compensation Table

The following table sets forth the portion of compensation paid to the named executive officers that is attributable to services performed during the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014.

Name and Principal Position	Year	Salary ($)			Bonus ($)		Stock Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)			Total($)
James L. Donald,	2014		$900,000		—			—		$—		$34,103	(2)		$934,103
Chief Executive Officer	2013		$900,000		—			—		$450,000		$20,815			$1,370,815
	2012		$774,590		—			$6,661,995		$770,018		$16,738			$8,223,341

Jonathan S. Halkyard,	2014		$550,000		—			$949,988		$47,973		$197,035	(3)		$1,744,996
Chief Operating Officer & Interim Chief Financial Officer	2013		$126,900		$1,525,400			$4,791,246		$—		$11,668			$6,455,214

Thomas Seddon,	2014		$550,000		—			—		$52,973		$6,423	(4)		$609,396
Chief Marketing Officer	2013 2012	$ $	521,115 355,191		— —		$	— 2,108,025	$ $	389,620 352,764	$ $	33,498 18,838		$ $	944,233 2,834,818

Kevin A. Henry,	2014		$149,041	(5)	$140,000	(6)		$925,600		$14,249		—			$1,228,890
Executive Vice President &
Chief Human Resources Officer

M. Thomas Buoy,	2014		$381,366		—			$—		$22,151		$7,375	(7)		$410,892
Executive Vice President, Pricing and Revenue Optimization	2013		$373,273		—			$603,685		$214,500		$3,498			$1,194,956
	2012		$363,673		—			—		$244,345		$111,763			$719,781

Peter J. Crage,	2014		$299,447		—			—		$—		$108,855	(9)		$408,302
Former Chief Financial Officer(8)	2013		$499,600		—			—		$366,951		$3,498			$870,049
	2012		$531,479		—			—		$495,131		$67,187			$1,093,797

(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 15—Equity-Based Compensation to the audited consolidated and combined financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2014 of the Corporation and ESH REIT.
(2)	This amount includes (i) $33,920 which represents the cost of travel to and from Charlotte, North Carolina and (ii) $183 which represents life insurance premiums paid by ESA Management on behalf of Mr. Donald.
(3)

This amount includes (i) $162,253 which represents the relocation costs incurred by Mr. Halkyard in connection with his relocation to Charlotte, North Carolina, (ii) $25,849 which represents the cost of travel to and from Charlotte, North Carolina, (iii) $8,750 which represents matching contributions made to the 401(k) Plan on behalf of Mr. Halkyard and (iv) $183 which represents life insurance premiums paid by ESA Management on behalf of Mr. Halkyard.
(4)	This amount includes (i) $6,240 which represents matching contributions made to the 401(k) Plan on behalf of Mr. Seddon and (ii) $183 which represents life insurance premiums paid by ESA Management on behalf of Mr. Seddon.
(5)	This amount represents the pro-rated amount of base salary earned commencing August 18, 2014, Mr. Henry’s employment start date.
(6)	This amount includes, in each case pursuant to the terms of Mr. Henry’s letter agreement entered into connection his commencement of employment on August 18, 2014, (i) $130,000 which represents the guaranteed portion of his 2014 bonus payment under the Incentive Plan and (ii) $10,000 which represents a sign-on bonus paid to Mr. Henry in connection with his commencement of employment on August 18, 2014.
(7)	This amount includes (i) $5,750 which represents matching contributions made to the 401(k) Plan on behalf of Mr. Buoy, (ii) $1,442 which represents dividends received in respect of Paired Shares received following settlement of Mr. Buoy’s vested restricted stock units, and (iii) $183 which represents life insurance premiums paid by ESA Management on behalf of Mr. Buoy.
(8)	Mr. Crage resigned from his position effective as of July 31, 2014. In connection with his resignation, Mr. Crage entered into a consulting agreement with ESA Management pursuant to which Mr. Crage provided consulting services to the Company through December 31, 2014.
(9)	This amount includes (i) $100,000 which represents Mr. Crage’s consulting fees paid pursuant to the Consulting Agreement, (ii) $8,750 which represents matching contributions made to the 401(k) Plan on behalf of Mr. Crage and (iii) $105 which represents life insurance premiums paid by ESA Management on behalf of Mr. Crage.

Grants of Plan-Based Awards

The following table summarizes the awards granted to each of the named executive officers during the fiscal year ended December 31, 2014. The estimated possible payouts of the non-equity incentive plan awards in 2014 and the performance measures used to calculate such awards are discussed above in the section entitled “Cash Bonus Awards.”

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Paired Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards(2)
		Threshold ($)(1)	Target ($)	Maximum ($)
James L. Donald	—	$450,000	$900,000	$1,800,000	—		—
Jonathan S. Halkyard	3/3/2014	$0	$550,000	$1,100,000	37,683	(3)	949,988
Thomas Seddon	—	$260,558	$521,115	$1,042,230	—		—
Kevin A. Henry	8/18/2014	$130,000	$400,000	$800,000	40,000	(4)	925,600
M. Thomas Buoy	—	$0	$381,366	$762,732	—		—
Peter J. Crage	—	$0	$518,000	$1,036,000	—		—

(1)	With respect to Mr. Donald and Mr. Seddon, the amounts in this column represent the minimum amounts payable pursuant to the terms of the Executive Agreements, which amounts were waived by each of Mr. Donald and Mr. Seddon for the 2014 fiscal year. With respect to Mr. Henry, the amount in this column represents the minimum amount payable for 2014 pursuant to the terms of his letter agreement.
(2)	The amounts included in this column represent the grant date fair value computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 15—Equity-Based Compensation to the audited consolidated and combined financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2014 of the Corporation and ESH REIT.

(3)	Represents Mr. Halkyard’s grant of restricted stock units made on March 3, 2014. Under the terms of the award agreement, Mr. Halkyard’s restricted stock units are scheduled to vest as to 25% on each of March 3, 2015, March 3, 2016, March 3, 2017 and March 3, 2018.
(4)	Represents Mr. Henry’s grant of restricted stock units made on August 18, 2014. Under the terms of the award agreement, one-third of Mr. Henry’s restricted stock units are scheduled to vest on each of August 18, 2015, August 18, 2016 and August 18, 2017.

Executive Agreements

As described above, Messrs. Donald, Halkyard, Seddon, Buoy and Crage are or were party to Executive Agreements which were entered into prior to the completion of our initial public offering, which Executive Agreements set forth the terms of their employment. In connection with his appointment as Chief Financial Officer, Mr. Halkyard’s Executive Agreement was amended and restated as the Restated CFO Agreement, effective as of January 5, 2015, the terms of which are described below. Mr. Henry is not a party to an Executive Agreement.

As part of the Corporation’s transition away from the Executive Agreements, ESA Management provided notice of its intent not to renew the Executive Agreement for each of our named executive officers whose Executive Agreement provided for automatic renewal terms (other than Mr. Halkyard, whose Executive Agreement was amended and restated, as described below). As a result, the employment terms under the Executive Agreements for Messrs. Crage, Buoy, Donald and Seddon expired on July 6, 2014, August 24, 2014, February 20, 2015 and April 16, 2015, respectively. Following the termination of his respective Executive Agreement, each of Messrs. Donald and Seddon entered into a participation agreement under the Severance Plan, which will entitle them to severance upon a qualifying termination. The respective terms of employment for Messrs. Donald, Seddon and Buoy have generally remained consistent with those terms contained in the Executive Agreements relating to compensation, short-term annual incentive compensation and ability to participate in generally available employee benefit plans, except as described below.

Pursuant to the terms of his Executive Agreement, in 2014 Mr. Donald was entitled to reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina, as well as complimentary lodging at an Extended Stay hotel, which he remains entitled to following the expiration of his Executive Agreement. Following the expiration of their Executive Agreements, Mr. Seddon and Mr. Buoy are no longer entitled to reimbursement of reasonable and documented out-of-pocket expenses in accordance with ESA Management policies incurred in connection with the executive’s relocation during the one year following a termination without Cause or for Good Reason (each as defined below under “—Potential Payments Upon Termination or Change in Control”) or upon expiration of the employment term.

Pursuant to his Executive Agreement, in 2014 Mr. Halkyard was entitled to reimbursement of documented, reasonable relocation expenses incurred in connection with his relocation to Charlotte, North Carolina, as well as reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina, and complimentary lodging at an Extended Stay hotel. On December 16, 2014, Mr. Halkyard entered into the Restated CFO Agreement, which became effective on January 5, 2015. The terms of the Restated CFO Agreement are generally consistent with the terms of his Executive Agreement, except as described herein. The Restated CFO Agreement provides that the employment term shall terminate on September 30, 2015, and eliminates the automatic renewal term feature which had been in his Executive Agreement. In addition, the Restated CFO Agreement eliminates Mr. Halkyard’s entitlement to (i) reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina and (ii) complimentary lodging at an Extended Stay hotel. Pursuant to the terms of the Restated CFO Agreement, Mr. Halkyard received a grant of 100,000 restricted stock units on March 16, 2015 which is scheduled to vest 50% on each anniversary of the date of grant, provided, that, in the event Mr. Halkyard is terminated by ESA Management without Cause or by Mr. Halkyard for Good Reason during the term of the Restated CFO Agreement, the restricted stock units will vest in full as of the date of such termination.

Mr. Crage entered into a consulting agreement with ESA Management on July 21, 2014 (the “Consulting Agreement”), which provided for a consulting term that commenced as of August 1, 2014 and ended on December 31, 2014, unless terminated earlier pursuant to written mutual agreement by the parties. The Consulting Agreement provided that Mr. Crage would render consulting services to the Company in exchange for payment of a consulting fee of $20,000 per month during the consulting term.

Each of our named executive officers is bound by perpetual confidentiality and non-disparagement restrictions pursuant to either the terms of his Executive Agreement (pursuant to the Restated CFO Agreement as of January 5, 2015 for Mr. Halkyard) or the terms of the Severance Plan. Participants in the Severance Plan are bound by non-solicitation and non-competition restrictions that extend for the one-year period following a termination by ESA Management without Cause or by the executive for Good Reason. The Executive Agreements (and the Restated CFO Agreement) each subject the respective named executive officer to non-solicitation and non-competition restrictions for the one-year period following the termination of employment. Following his resignation effective as of July 31, 2014, Mr. Crage will remain subject to the confidentiality and non-disparagement provisions in his Executive Agreement in perpetuity, and was subject to a non-solicitation and non-competition restriction for the six-month period following the date of his termination.

In addition, in 2014 each of the named executive officers other than Mr. Henry was entitled to severance upon certain termination of employment events pursuant to his respective Executive Agreement. Mr. Henry was entitled to severance upon certain termination of employment events pursuant to the Severance Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying the equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2014.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested ($)(1)
James L. Donald	300,843	(2)(3)	$5,764,152
Jonathan S. Halkyard	137,169	(4)(5)	$2,628,158
Thomas Seddon	90,253	(2)(6)	$1,729,247
Kevin A. Henry	40,000	(5)(7)	$766,400
M. Thomas Buoy	15,041	(2)(8)	$288,186
	18,802	(5)(9)	$360,246
Peter J. Crage	—	(2)(10)	—

(1)	As of December 31, 2014, the fair market value of a Paired Share was $19.16.
(2)	In connection with the Pre-IPO Transactions, all Profit Units that were outstanding immediately prior to November 12, 2013 were converted into Paired Shares with an equivalent value. Pursuant to the terms of the RPSA, the Paired Shares generally vest in accordance with the same time-based vesting schedule that applied to the Profit Units, except that (i) all Paired Shares received in respect of the Profit Units which were vested immediately prior to November 12, 2013 were generally received free and clear of restrictions and (ii) all Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). In addition, all Paired Shares are subject to holding requirements set forth in the share ownership guidelines.

(3)	Pursuant to the terms of the RPSA, (i) 150,421 Paired Shares vested on February 21, 2015 and (ii) 150,422 Paired Shares are scheduled to vest on February 21, 2016.
(4)	99,486 of Mr. Halkyard’s restricted stock units are scheduled to vest on September 30, 2015. The remainder of Mr. Halkyard’s restricted stock units are scheduled to vest as follows: (i) 9,420 on March 3, 2015, (ii) 9,421 on March 3, 2016, (iii) 9,421 on March 3, 2017 and (iv) 9,421 on March 3, 2018. 99,486 of Mr. Halkyard’s restricted stock units which vested on September 30, 2014 were settled on March 13, 2015.
(5)	Vested restricted stock units granted under the Equity Incentive Plan will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) next following the applicable vesting date.
(6)	Pursuant to the terms of the RPSA, (i) 45,126 Paired Shares vested on April 16, 2015 and (ii) 45,127 are scheduled to vest on April 16, 2016.
(7)	Mr. Henry’s restricted stock units are scheduled to vest as follows: (i) 13,333 on August 18, 2015, (ii) 13,334 on August 18, 2016 and (iii) 13,333 on August 18, 2017.
(8)	Mr. Buoy’s Paired Shares are scheduled to vest on August 24, 2015.
(9)	Mr. Buoy’s restricted stock units are scheduled to vest as follows: (i) 6,267 on January 29, 2015, (ii) 6,268 on January 29, 2016 and (iii) 6,267 on January 29, 2017.
(10)	61,636 of Mr. Crage’s Paired Shares were scheduled to vest on July 7, 2015. These Paired Shares were forfeited without consideration following his resignation effective as of July 31, 2014.

Stock Vested or Settled

The following table summarizes the vested or settled Paired Shares acquired by each of the named executive officers during the fiscal year ended December 31, 2014.

	Stock Awards
	Number of Paired Shares Acquired on Vesting or Settlement (#)		Value Realized on Vesting or Settlement ($)
James L. Donald	150,422	(1)	$3,825,231
Jonathan S. Halkyard	—		—
Thomas Seddon	45,126	(1)	$986,003
Kevin A. Henry	—		—
M. Thomas Buoy	15,042	(1)	$356,195
	6,268	(2)	$145,355
Peter J. Crage	61,637	(1)	$1,403,474

(1)	Represents Paired Shares received in respect of Profit Units in connection with the completion of our initial public offering, which vest in accordance with the terms of the RPSA.
(2)	Represents Paired Shares received in respect of restricted stock units granted under the Equity Incentive Plan. Mr. Buoy’s Paired Shares were received in respect of restricted stock units that vested on January 29, 2014 and were settled on June 10, 2014.

Potential Payments Upon Termination or Change in Control

The summary description and tables below describe the arrangements that were in effect for each of our named executive officers as of December 31, 2014. As of such date, (i) Messrs. Donald, Halkyard and Seddon were subject to the terms of their Executive Agreements; (ii) Mr. Henry was subject to the terms of the Severance Plan; and (iii) Mr. Crage was subject to the terms of his consulting agreement. As of December 31, 2014, Mr. Buoy’s Executive Agreement had expired and Mr. Buoy was not a participant in the Severance Plan.

Executive Agreements (Messrs. Donald, Halkyard and Seddon)

The payments and benefits upon each termination of employment scenario as described herein (other than accrued benefits) are generally conditioned upon the execution of a general release of claims against ESA Management and the executive’s compliance with certain restrictive covenants discussed above.

Upon a termination of employment during the employment term by ESA Management without Cause or by the executive for Good Reason or, with respect to Mr. Donald and Mr. Seddon, due to expiration of the employment term due to the nonrenewal by ESA Management, the named executive officers would receive (in addition to accrued benefits and reimbursement of outstanding business expenses):

•	a lump sum payment equal to the sum of base salary and target annual bonus, each as in effect as of the date of termination;

•	pro-rata annual bonus for the year in which termination occurs determined by multiplying the target annual bonus amount by a fraction, the numerator of which is the number of days in such year through the termination date and the denominator of which is 365 (“Pro-Rata Bonus”); and

•	in accordance with usual policies as if the executive had continued employment, payment of an amount equal to the cost of coverage under employee benefit plans generally available to similarly situated employees of ESA Management (“Benefits Continuation”) for the one-year period following the date of termination, including COBRA premiums.

Upon a termination without Cause or for Good Reason upon or within 180 days following a Change in Control, each of Mr. Donald and Mr. Seddon would instead receive (in addition to accrued benefits and reimbursement of outstanding business expenses) a lump sum payment equal to two times the sum of base salary and target annual bonus, each as in effect as of the date of termination, a Pro-Rata Bonus and Benefits Continuation for the two-year period following the date of termination, including COBRA premiums. As discussed above, as part of the Pre-IPO Transactions, ESA Management assumed and acknowledged the terms of each of the Executive Agreements. In connection with the assumption of the Executive Agreements for Mr. Donald and Mr. Seddon, the definition of “Change of Control Transaction” was replaced with the definition of “Change in Control” as set forth below.

Upon termination due to death, Mr. Donald’s, Mr. Halkyard’s and Mr. Seddon’s estates would each receive (in addition to accrued benefits and reimbursement of outstanding business expenses) a Pro-Rata Bonus.

Upon a termination due to Disability (as defined below), the named executive officers would receive (in addition to accrued benefits and reimbursement of outstanding business expenses):

•	base salary continuation (at the rate in effect on the date of termination) for the greater of (x) the balance of the calendar year in which the executive is deemed to have a Disability and (y) six months; and

•	a Pro-Rata Bonus.

In addition to the compensation and benefits described in each of the termination scenarios above, upon termination for any reason other than by ESA Management for Cause or by Mr. Halkyard without Good Reason, Mr. Halkyard would be entitled to accelerated vesting with respect to any of the restricted stock units granted on November 25, 2013 that were outstanding at the time of such termination.

Severance Plan (Mr. Henry )

The Severance Plan provides that in the event Mr. Henry is terminated without Cause or by the participant for Good Reason, the named executive officer shall be entitled to the following payments and benefits (collectively, the “Severance Plan Benefits”), subject to his execution and delivery of a release of claims:

•	a cash payment equal to the sum of (A) 1.0 x annual base salary in effect immediately prior to the date of termination, and (B) 1.0 x target annual bonus for the year in which termination occurs, payable in a single lump sum within sixty (60) days following the date of termination;

•	continued eligibility to participate in ESA Management’s group health plans pursuant to COBRA, provided, that, for 12 months following the date of termination, the participant shall be responsible for the payment of the portion of the costs associated with such health coverage continuation equal to the amount paid by an active employee for similar coverage and ESA Management shall pay the balance of the cost for such coverage, provided, further, that ESA Management’s obligation to pay such balance shall cease if the named executive officer becomes eligible to receive group health benefits under a program of a subsequent employer or otherwise; and

•	payment for executive outplacement services provided by a firm to be determined by ESA Management in its sole discretion for a period of six months following the date of termination.

Consulting Agreement (Mr. Crage)

Mr. Crage was not entitled to any severance payments under his Executive Agreement following his resignation. The Consulting Agreement did not entitle Mr. Crage to any payments or benefits other than the consulting fees which are described above and included in the amounts reported in the Summary Compensation Table.

Equity Awards

Prior to the completion of our initial public offering, each of the named executive officers other than Messrs. Halkyard and Henry had been awarded grants of Profit Units. As noted herein, in connection with the Pre-IPO Transactions, the Profit Units were converted into restricted Paired Shares that generally vest according to the same time-based vesting schedules that applied to the Profit Units, except that (i) any Paired Shares received in respect of vested Profit Units were generally received free and clear of restrictions and (ii) any Paired Shares received in respect of Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). Any restricted Paired Shares will immediately vest upon a Change in Control, as defined below.

Upon a Change in Control, Mr. Halkyard’s, Mr. Henry’s and Mr. Buoy’s restricted stock units which are not vested as of the date of the Change in Control would vest immediately upon such Change in Control.

	Base Salary	Bonus Amount	Pro-Rata Bonus(1)	Benefits Continuation(2)	Equity Acceleration(3)	Total
	Death
James L. Donald	—	—	$900,000	—	—	$900,000
Jonathan S. Halkyard	—	—	$550,000	—	$1,906,152	$2,456,152
Thomas Seddon	—	—	$550,000	—	—	$550,000
Kevin A. Henry	—	—	—	—	—	—
M. Thomas Buoy	—	—	—	—	—	—
Peter J. Crage	—	—	—	—	—	—

	Disability(4)
James L. Donald	$450,000	—	$900,000	—	—	$1,350,000
Jonathan S. Halkyard	$275,000	—	$550,000	—	$1,906,152	$2,731,152
Thomas Seddon	$275,000	—	$550,000	—	—	$825,000
Kevin A. Henry	—	—	—	—	—	—
M. Thomas Buoy	—	—	—	—	—	—
Peter J. Crage	—	—	—	—	—	—

	Upon Termination by ESA Management due to Non-renewal of the Term
James L. Donald	$900,000	$900,000	$900,000	$16,711	—	$2,716,711
Jonathan S. Halkyard	—	—	—	—	$1,906,152	$1,906,152
Thomas Seddon	$550,000	$550,000	$550,000	$16,711	—	$1,666,711
Kevin A. Henry	—	—	—	—	—	—
M. Thomas Buoy	—	—	—	—	—	—
Peter J. Crage	—	—	—	—	—	—

	Upon Termination by ESA Management without Cause or by the Executive for Good Reason
James L. Donald	$900,000	$900,000	$900,000	$16,711	—	$2,716,711
Jonathan S. Halkyard	$550,000	$550,000	$550,000	$16,711	$1,906,152	$3,572,863
Thomas Seddon	$550,000	$550,000	$550,000	$16,711	—	$1,666,711
Kevin A. Henry	$400,000	$400,000	—	$16,711	—	$816,711
M. Thomas Buoy	—	—	—	—	—	—
Peter J. Crage	—	—	—	—	—	—

	Upon Termination by ESA Management without Cause or by the Executive for Good Reason in connection with a Change in Control(5)
James L. Donald	$1,800,000	$1,800,000	$900,000	$33,422	$5,764,152	$10,297,574
Jonathan S. Halkyard	$550,000	$550,000	$550,000	$16,711	$2,628,158	$4,294,869
Thomas Seddon	$1,110,000	$1,110,000	$550,000	$33,422	$1,729,247	$4512,669
Kevin A. Henry	$400,000	$400,000	—	$16,711	$766,400	$1,583,111
M. Thomas Buoy	—	—	—	—	$648,432	$648,432
Peter J. Crage	—	—	—	—	—	—

(1)	Amounts in this column represent the executive’s annual target bonus amount payable assuming the applicable termination occurred on December 31, 2014.
(2)	Amounts in this column represent the reimbursement payments equal to the value of the benefits that would have been provided under the terms of the Executive Agreements or the Restated CFO Agreement, as applicable, had such termination not occurred (including COBRA). With respect to Mr. Henry and Mr. Buoy, amounts in this column represent the value of the benefits continuation and executive outplacement services provided under the Severance Plan.
(3)	Amounts in this column represent the value of the acceleration of Paired Shares which were unvested and restricted stock units which were outstanding as of December 31, 2014. As of December 31, 2014, the fair market value of a Paired Share was $19.16.
(4)	For purposes of this section of the table, the amount included under the “Base Salary” column is equal to six months of base salary, which represents the minimum base salary continuation provided under the terms of the Executive Agreements and Restated CFO Agreement, as applicable.

(5)	The equity acceleration reflected in this section of the table occurs upon a Change in Control (assumed to occur on December 31, 2014), whether or not there is a termination of employment.

For purposes of the Executive Agreements, and equity awards, the terms below are generally defined as follows:

•	“Cause” means any of the following: (i) willful fraud or gross misconduct or gross negligence in connection with the executive’s performance of duties under the Executive Agreement; (ii) the deliberate or intentional failure or willful malfeasance by the executive to substantially perform his duties under the agreement; (iii) conduct which is materially detrimental to the reputation, goodwill or business operations of ESA Management or any of its affiliates; or (iv) the conviction for, or plea of nolo contendere to, a charge of commission of a felony. With respect to Mr. Donald, no termination shall be for “Cause” as set forth in clause (ii) or (iii) above until (x) there shall have been delivered to Mr. Donald a copy of a written notice setting forth that Mr. Donald was guilty of the conduct set forth in clause (ii) or (iii) and specifying the particulars thereof in detail and (y) Mr. Donald shall have been provided an opportunity to be heard by the Board.

•	“Change in Control” is defined in the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan and generally means the occurrence of any of the following events with respect to the Corporation: (a) any person (other than the Sponsors or any person in connection with a non-control transaction as defined below) acquires securities of the Corporation representing fifty percent or more of the combined voting power of the Corporation’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless shareholders immediately before such merger, consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than a Sponsor or any person who had beneficial ownership of more than fifty percent of the combined voting power of the Corporation’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

•	“Disability” is deemed to exist if, in the reasonable judgment of the Board, the executive shall be rendered incapable of performing his duties to ESA Management by reason of any physical or mental impairment than can be expected to result in death or that can be expected to last for a period of either (i) six or more consecutive months from the first date of the executive’s absence due to the disability or (ii) nine months during any 12-month period.

•	“Good Reason” means (i) any materially adverse modification of the executive’s positions, responsibilities or titles; (ii) a reduction in the executive’s base salary; (iii) notice is provided of the termination of the applicable ESA Management Agreement between ESA Management and the operating lessees (in the case of each of Mr. Donald’s and Mr. Seddon’s Executive Agreements, such notice must be given other than in connection with a change in corporate structure that does not result in a reduction of his base salary or a materially adverse modification of his duties); and (iv) any failure by ESA Management to comply in all material respects with the provision of compensation and benefits as provided under the terms of the agreement, which breach remains uncured thirty (30) days after notice of such breach is delivered by the executive to ESA Management. The Restated CFO Agreement does not provide for a “Good Reason” trigger based on the termination of the ESA Management Agreements.

For purposes of the Severance Plan, the terms below are generally defined as provided below:

•	“Cause” means with respect to the termination of a participant by ESA Management, such participant’s (i) refusal or neglect to perform substantially his employment-related duties or services, (ii) personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment or services to the Company which does not adversely affect the Company or its reputation or the ability of the participant to perform his employment-related duties or services or to represent the Company), (iv) failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or (v) material breach of any written covenant or agreement with the Company not to disclose any information pertaining to the Company or not to compete or interfere with the Company.

•	“Good Reason” means any of the following, without the participant’s written consent: (a) a material diminution in a participant’s base salary; (b) a material diminution in a participant’s authority, duties or responsibilities; (c) a material change in the geographic location at which the participant must perform the services; or (d) any other action or inaction that constitutes a material breach by the service recipient of the agreement under which the participant provides services; provided, however, that a termination by the participant for any of the reasons listed in (a) through (d) above shall not constitute termination for Good Reason unless the participant shall first have delivered to ESA Management written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than sixty (60) days after the initial occurrence of such event), and ESA Management fails to cure such event within thirty (30) days after receipt of this written notice. The participant’s employment must be terminated for Good Reason within one hundred twenty (120) days after the occurrence of an event of Good Reason. A resignation by the participant for Good Reason effectively constitutes an involuntary separation from service within the meaning of Section 409A of the Code and Treas. Reg. Section 1.409A-1(n)(2). Good Reason shall not include the participant’s death or disability.

The Report of the Compensation Committee

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Douglas G. Geoga, Chairman

William D. Rahm

Richard F. Wallman

Director Compensation

Prior to the completion of our initial public offering, each of the non-voting managers of the board of managers of Holdings received a grant of Profit Units upon his appointment as a manager. The terms of the Profit Units are substantially similar to the terms of the Profit Units granted to the named executive officers, as described under “—Equity Incentive Awards.” As described herein, in connection with the Pre-IPO Transactions, all Profit Units that were outstanding immediately prior to November 12, 2013 were converted into Paired Shares with an equivalent value. Pursuant to the terms of the RPSA, the Paired Shares vest in accordance with the same time-based vesting schedule that applied to the Profit Units, except that (i) all Paired Shares received in respect of Profit Units which were vested immediately prior to November 12, 2013 were generally received free and clear of restrictions and (ii) all Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). In addition, all Paired Shares are subject to holding requirements set forth in the applicable share ownership guidelines.

Following the completion of our initial public offering, the Compensation Committee adopted the Corporation’s director compensation program which provides that each of the independent directors receives an annual cash retainer of $65,000. Mr. Geoga received an additional $25,000 for serving as Chairman of the Board, and Messrs. Kussell and Wallman received an additional $6,500 and $15,000, respectively, in consideration of their serving as Governance Committee Chair and Audit Committee Chair, respectively. The director compensation program also provides that each of the independent directors will receive an annual equity retainer with a value of $100,000.

The table below sets forth the portion of the compensation paid to the members of the Board that is attributable to services performed during the fiscal year ended December 31, 2014.

Name	Fees earned or paid in cash ($)	Stock Awards ($)		All Other Compensation ($)	Total ($)
Douglas G. Geoga,	$90,000	—	(1)	—	$90,000
Chairman of the Board

William A. Kussell,	$71,500	—		—	$71,500
Director

Richard F. Wallman,	$80,000	—	(2)	—	$80,000
Director

A.J. Agarwal,	—	—		—	—
Director(3)

Michael A. Barr,	—	—		—	—
Director(3)

William D. Rahm,	—	—		—	—
Director(3)

(1)	As of December 31, 2014, Mr. Geoga held 50,000 restricted Paired Shares which are scheduled to vest on November 25, 2015.
(2)	As of December 31, 2014, Mr. Wallman held 12,027 restricted Paired Shares which are scheduled to vest as follows: (i) 6,013 Paired Shares on May 22, 2015 and (ii) 6,014 Paired Shares on May 22, 2016.
(3)	Mr. Agarwal, Mr. Barr and Mr. Rahm did not receive any compensation for services rendered during 2014 as directors of the Corporation.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2014 with respect to the Paired Shares that may be issued under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	471,315	(1)	—	7,419,824	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	471,315	(1)	—	7,419,824	(2)

(1)	Includes 471,315 Paired Shares underlying time-vesting restricted stock unit awards made under the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan.
(2)	This number represents the aggregate number of securities available for future issuance under the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan.

PROPOSAL 3—APPROVAL OF THE AMENDED AND RESTATED EXTENDED STAY AMERICA, INC. LONG-TERM INCENTIVE PLAN

The Board unanimously recommends that the Corporation’s shareholders approve the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan, amended and restated as of April 10, 2015, hereinafter referred to as the “ESA Plan”.

Background

The ESA Plan initially was adopted by the Board and approved by the shareholders prior to the completion of our initial public offering, and subsequently was amended and restated and adopted by the Board on April 10, 2015. The Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan (the “ESH REIT Plan”, and together with the ESA Plan, the “Plans”) was likewise initially adopted by the Board of ESH REIT and approved by its shareholders prior to the completion of our initial public offering, and subsequently was amended and restated and adopted by the Board of ESH REIT on April 10, 2015.

The ESA Plan is administered by the Compensation Committee (the “ESA Plan Committee”). The ESA Plan Committee may grant awards in respect of Paired Shares to eligible participants, including all Corporation employees, officers and directors. Awards granted under the ESA Plan will be subject to the approval by the compensation committee of ESH REIT (the “ESH REIT Plan Committee”), and the agreement of ESH REIT to issue its shares of Class B common stock at the time of delivery of the Paired Shares underlying the applicable grant. In addition, awards granted under the ESH REIT Plan by the ESH REIT Plan Committee will be subject to approval by the ESA Plan Committee and the agreement of the Corporation to issue its shares of common stock at the time of delivery of the Paired Shares underlying the applicable grant. The Corporation issues its component of the Paired Share (i.e., the share of common stock of the Corporation) and ESH REIT issues its component of the Paired Share (i.e., the share of Class B common stock of ESH REIT), in each case, directly to the grantee. These two components are stapled together as a Paired Share.

The Corporation compensates ESH REIT for the fair market value of the shares of Class B common stock of ESH REIT at the time of issuance by ESH REIT to the grantee (which is subject to increases or decreases in value in the time between grant of an award and the issuance of the Class B common stock of ESH REIT). ESH REIT will compensate the Corporation for the fair market value of the shares of Corporation common stock at the time of issuance by the Corporation to the grantee (which will be subject to increases or decreases in the value in the time between grant of an award and the issuance of the share of Corporation common stock).

As of April 10, 2015, of the 8,000,000 shares of common stock of the Corporation reserved and authorized for the issuance of awards in respect of Paired Shares under the ESA Plan, approximately 7,033,070 shares of common stock of the Corporation remained available for future grants. In addition, if our shareholders vote to approve the ESA Plan, the maximum number of shares of common stock of the Corporation that may be the subject of Options, Stock Appreciation Rights, Performance-Based Restricted Stock and Performance Share Units granted to any individual in any calendar year may not exceed 5,000,000, provided, however, that each share of common stock of the Corporation that may be made the subject of an award of Performance-Based Restricted Stock or Performance Share Units shall be counted as two shares of common stock of the Corporation against the aggregate limit of 5,000,000. In addition, the maximum dollar amount of cash or the fair market value of Paired Shares that any individual may receive in any calendar year in respect of Performance Units may not exceed $10,000,000.

The closing price of a Paired Share on the NYSE on April 10, 2015 was $19.71.

We currently consider approximately 6 of our executive officers, 76 key employees, 0 independent consultants and 0 non-employee directors (representing approximately .8% of our workforce) as eligible to receive stock-based incentive awards under the ESA Plan.

Purpose of Proposal

The Board has approved and unanimously recommends that the shareholders vote to approve the ESA Plan so that the Compensation Committee, in its discretion, may grant awards of Stock Options, Stock Appreciation Rights, Performance Share Units, Performance Units and Performance-Based Restricted Stock (together, “Performance Awards”) which will qualify as “performance-based compensation” under Section 162(m) of the Code.

The ESA Plan is designed, in part, to allow the Corporation to provide “performance-based compensation” that may be tax-deductible by the Corporation without regard to the limits of Section 162(m) in the event the Corporation chooses to structure compensation in a manner that will satisfy the exemption for “performance-based compensation”. Under Section 162(m) of the Code, the federal income tax deductibility of compensation paid to the chief executive officer and the three next most highly compensated executive officers (other than the chief financial officer) determined pursuant to the executive compensation disclosure rules of the SEC (the “Covered Employees”) may be limited to the extent such compensation exceeds $1,000,000 in any taxable year. However, the Corporation may deduct compensation paid to the Covered Employees in excess of that amount if it qualifies for exemption as “performance-based compensation” under Section 162(m) of the Code.

The ESA Plan has not been amended since it was initially adopted by the shareholders prior to our initial public offering to increase the aggregate number of shares of common stock of the Corporation that are available for awards in respect of Paired Shares under the ESA Plan, and the vote to approve the ESA Plan will not increase the aggregate number of shares of common stock of the Corporation that are available for awards in respect of Paired Shares under the ESA Plan. Rather, as discussed above, the purpose of having our shareholders approve the ESA Plan is to enable the Compensation Committee to grant Performance Awards that will qualify as “performance-based compensation” under Section 162(m) of the Code, including approval of the individual annual limit with respect to (i) the number of Paired Shares underlying Performance Awards, which has been increased to 5,000,000 and (ii) dollar amount or value of any Performance Units, which remains at $10,000,000.

Without the approval of the shareholders of the ESA Plan, the deductibility of awards granted to Covered Employees under the ESA Plan may be limited. Your approval of the ESA Plan is important in order to enable the Corporation to promote tax efficiency through the grant of Performance Awards which qualify as performance-based compensation under Section 162(m) of the Code and to provide the Corporation sufficient flexibility to offer employees, including key executives, with competitive equity compensation packages. The Board believes that approval of the ESA Plan is in the best interests of the Corporation and the shareholders, and is consistent with sound corporate governance practices.

Summary of Plan

The following is a summary of the material features of the ESA Plan and does not describe all of the ESA Plan’s provisions. We urge you to read the complete text of the ESA Plan that is included as Appendix A to this Proxy Statement. Capitalized terms used in this summary that are not otherwise defined have the meanings given in the Plan.

General Information

Administration. The ESA Plan Committee will administer the ESA Plan, which will consist of at least two directors and may consist of the entire Board. The ESA Plan Committee will generally consist of at least two directors considered to be non-employee directors for Section 16 purposes, and to the extent that an award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the ESA Plan Committee will consist of at least two directors considered to be “outside directors” under Section 162(m) of the Code.

Plan Term. The ESA Plan became effective on April 10, 2015, subject to approval of the Corporation’s shareholders within 12 months of the April 10, 2015, and will terminate on the tenth anniversary thereof, unless earlier terminated by the Board.

Eligibility. “Eligible Individuals” include employees and consultants providing services to the Corporation or any of its Subsidiaries (including ESH REIT) and any director of the Corporation or ESH REIT. The ESA Plan Committee will determine which Eligible Individuals will receive grants of awards. However, each grant will need to be approved by the ESH REIT Plan Committee as described above.

Incentives Available. The ESA Plan Committee may grant any of the following types of awards to an Eligible Individual: Incentive Stock Options (“ISOs”) and Nonqualified Stock Options (“Nonqualified Stock Options, and together with ISOs, “Options”); Stock Appreciation Rights (“SARs”); Restricted Stock (including Performance-Based Restricted Stock); Restricted Stock Units (“RSUs”); Performance Units; Performance Share Units; Dividend Equivalent Rights; and Share Awards (each type of grant, considered an “Award”).

Shares Available. The aggregate number of shares of common stock of the Corporation that may be issued under the ESA Plan shall not exceed 8,000,000, no more than 4,000,000 of which may be granted as ISOs. This includes shares of common stock of the Corporation approved for issuance under the ESA Plan in respect of awards granted under the ESH REIT Plan. The aggregate number of Paired Shares that may be the subject of Options, SARs, Performance-Based Restricted Stock and Performance Share Units granted to any Eligible Individual in any calendar year may not exceed 5,000,000, provided, however, that each Paired Share issued in respect of an Award of Performance-Based Restricted Stock or Performance Share Units shall be counted as two Paired Shares against the aggregate limit of 5,000,000. The maximum dollar amount of cash or the fair market value of Paired Shares that any individual may receive in any calendar year in respect of Performance Units may not exceed $10,000,000. The maximum fair market value of Paired Shares underlying an award that any director may receive in respect of services provided to the Corporation in any calendar year may not exceed $500,000.

In the event that an Award is granted that, pursuant to the terms of the award agreement, cannot be settled in Paired Shares such that the Corporation would not issue shares of its common stock in settlement of such Award, the aggregate number of shares of Corporation common stock that may be made the subject of Awards under the ESA Plan shall not be reduced. Any shares of Corporation common stock related to an Award granted under the ESA Plan that (i) terminates by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Corporation common stock, (ii) is settled in cash in lieu of shares of Corporation common stock, or (iii) is exchanged with the ESA Plan Committee’s permission, prior to the issuance of shares of Corporation common stock, for an Award pursuant to which no shares of Corporation common stock may be issued, shall again be available for Awards under the ESA Plan. The number of shares of Corporation common stock tendered or withheld (i) to pay all or a portion of the exercise price of an Option granted under the ESA Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under the ESA Plan, shall become available again for grant under the ESA Plan.

Stock Options. The ESA Plan Committee may grant Options (which may be ISOs or Nonqualified Stock Options) to Eligible Individuals. An ISO is an Option intended to qualify for tax treatment applicable to ISOs under Section 422 of the Code. An ISO may only be granted to Eligible Individuals that are employees of the Corporation or its affiliates. A Nonqualified Stock Option is an Option that is not subject to statutory requirements and limitations required for certain tax advantages allowed under Section 422 of the Code.

Vesting and Exercise Periods. Each Option may be subject to vesting requirements and will become exercisable in accordance with the specific terms and conditions of the Option, as determined by the ESA Plan Committee at the time of grant and set forth in an award agreement. The term of an Option generally may not exceed ten years from the date it is granted (five years in the case of an incentive stock option granted to a ten-percent stockholder); provided, however, that upon the death of a participant prior to the expiration of the Option, the Option may be exercised for up to one year following the date of the participant’s death, even if such period extends beyond ten years. Each Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until its expiration or termination, unless otherwise provided in an applicable award agreement. In addition, the ESA Plan Committee reserves the right to accelerate any vesting requirements.

Exercise Price. The purchase price per Paired Share with respect to any Option may be not less than 100% of the fair market value of a Paired Share on the date the Option is granted (110% in the case of an incentive stock option granted to a ten-percent stockholder).

Payment of Exercise Price. The exercise price for any Paired Shares purchased pursuant to the exercise of an Option shall be paid in any or any combination of the following forms: (a) cash or its equivalent (e.g., a check); (b) if permitted by the ESA Plan Committee, (i) the transfer, either actually or by attestation, to the Corporation of Paired Shares that have been held by the participant for at least six (6) months (or such lesser period as may be permitted by the ESA Plan Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the ESA Plan Committee or (ii) the withholding of Paired Shares otherwise issuable upon exercise of the Option, such withholding to be upon such terms and conditions as determined by the ESA Plan Committee; or (c) in the form of other property as determined by the ESA Plan Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures as are, from time to time, deemed acceptable by the ESA Plan Committee.

Prohibition on Repricings. The ESA Plan Committee may not make any adjustment or amendment (other than in connection with certain changes in capitalization or certain corporate transactions in accordance with the terms of the ESA Plan, as generally described below) that reduces, or would have the effect of reducing, the exercise price of an Option or SAR previously granted under the ESA Plan, unless our shareholders approve such adjustment or amendment.

Limits on Incentive Stock Options. In order to comply with the requirements for ISOs in the Code, no person may receive a grant of an ISO for stock that would have an aggregate fair market value in excess of $100,000, determined when the ISO is granted, that would become exercisable for the first time during any calendar year. If any grant of an ISO is made in excess of such limit, the portion that is over the $100,000 limit would be a Nonqualified Stock Option.

Stock Appreciation Rights. The ESA Plan Committee may grant SARs to Eligible Individuals on terms and conditions determined by the ESA Plan Committee at the time of grant and set forth in an award agreement.

Amount Payable. A SAR is a right granted to a participant to receive (upon exercise of the right) an amount equal to the excess of the fair market value of a Paired Share on the last business day preceding the date of exercise of such SAR over the fair market value of a Paired Share on the date the SAR was granted. A SAR may be settled or paid in cash, Paired Shares, or a combination of each, in accordance with its terms.

Duration. Each SAR will be exercisable or be forfeited or expire on such terms as the ESA Plan Committee determines. The term of a SAR generally may not exceed ten years from the date it is granted; provided, however, that upon the death of a participant prior to the expiration of the SAR, the SAR may be exercised for up to one year following the date of the participant’s death, even if such period extends beyond ten years. Each SAR, to the extent it becomes exercisable, may be exercised at any time in whole or in part until its expiration or termination, unless otherwise provided in an applicable award agreement. In addition, the ESA Plan Committee reserves the right to accelerate any vesting requirements.

Dividend Equivalent Rights. The ESA Plan Committee may grant Dividend Equivalent Rights, either in tandem with an Award or as a separate Award, to Eligible Individuals on terms and conditions determined by the ESA Plan Committee at the time of grant and set forth in an award agreement. A Dividend Equivalent Right is a right to receive cash or Paired Shares based on the value of dividends that are paid with respect to the Paired Shares. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or, if applicable, deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Award to which the Dividend Equivalent Rights relate, subject to compliance with Section 409A of the Code. Dividend Equivalent Rights may be settled in cash or Paired Shares or a combination thereof, in a single installment or multiple installments, as determined by the ESA Plan Committee.

Restricted Stock; Restricted Stock Units. The ESA Plan Committee may grant either restricted Paired Shares (Restricted Stock) or restricted stock units (RSUs), in each case subject to certain vesting requirements, on terms and conditions determined by the ESA Plan Committee at the time of grant and set forth in an award agreement.

Restricted Stock. Unless the ESA Plan Committee determines otherwise, upon the issuance of shares of Restricted Stock, the participant shall have all of the rights of a shareholder with respect to such Paired Shares, including the right to vote the Paired Shares and to receive all dividends or other distributions made with respect to the Paired Shares. At the time the Award of Restricted Stock is granted, the ESA Plan Committee may determine that the payment to the participant of dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be deferred until the lapsing of the restrictions imposed upon such Restricted Stock and held by each of the Corporation and ESH REIT, as applicable, for the account of the participant until such time. Payment of deferred dividends in respect of shares of Restricted Stock shall be made upon the lapsing of restrictions imposed on the shares of Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any shares of Restricted Stock shall be forfeited upon the forfeiture of such shares of Restricted Stock.

Restricted Stock Units. Each RSU shall represent the right of the participant to receive a payment upon vesting of the RSU, or on any later date specified by the ESA Plan Committee, of an amount equal to the fair market value of a Paired Share as of the date the RSU becomes vested, or such later date as determined by the ESA Plan Committee at the time the RSU is granted (and which will be set forth in the applicable grant agreement). A RSU may be settled or paid in cash, Paired Shares, or a combination of each, as determined by the ESA Plan Committee.

Performance Awards. Performance Awards (including Performance Units, Performance Share Units, and Performance-Based Restricted Stock) may be granted to Eligible Individuals on terms and conditions determined by the ESA Plan Committee and set forth in an award agreement.

Performance Units and Performance Share Units. Performance Units shall be denominated in a specified dollar amount and, contingent upon the attainment of specified performance objectives within a performance cycle and such other vesting conditions as may be determined by the ESA Plan Committee (including without limitation, a continued employment requirement following the end of the applicable performance period), represent the right to receive payment of the specified dollar amount or a percentage of the specified dollar amount depending on the level of performance objective attained; provided, however, that the ESA Plan Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit.

Performance Share Units shall be denominated in Paired Shares and, contingent upon the attainment of specified performance objectives within a performance cycle and such other vesting conditions as may be determined by the ESA Plan Committee, including without limitation, a continued employment requirement following the end of the applicable performance period, represent the right to receive payment of the fair market value of a Paired Share on the date the Performance Share Unit was granted, the date the Performance Share Unit became vested or any other date specified by the ESA Plan Committee or a percentage of such amount depending on the level of performance objective attained; provided, however, that the ESA Plan Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit.

The award agreement for each Performance Unit and Performance Share Unit shall specify the number of Performance Units or Performance Share Units to which it relates, the performance objectives and other conditions which must be satisfied in order for the Performance Unit or Performance Share Unit to vest and the performance cycle within which such performance objectives must be satisfied (which will not be less than one year) and the circumstances under which the award will be forfeited. Payment to participants in respect of vested Performance Share Units and Performance Units shall be made as soon as practicable after the last day of the performance cycle to which such Award relates or at such other time or times as the ESA Plan Committee may determine that the Award has become vested. Such payments may be made entirely in Paired Shares valued at their fair market value, entirely in cash or in such combination of Paired Shares and cash as the ESA Plan Committee in its discretion shall determine at any time prior to such payment.

Performance-Based Restricted Stock. Performance-Based Restricted Stock shall consist of an award of shares of Restricted Stock, issued in the participant’s name and subject to appropriate restrictions and transfer limitations. Unless the ESA Plan Committee determines otherwise and as set forth in the applicable award agreement, upon issuance of shares of Performance-Based Restricted Stock, the participant shall have all of the rights of a shareholder with respect to such Paired Shares, including the right to vote the Paired Shares and to receive all dividends or other distributions paid or made with respect to Paired Shares. The award agreement for each Award of Performance-Based Restricted Stock will specify the number of shares of Performance-Based Restricted Stock to which it relates, the performance objectives and other conditions that must be satisfied in order for the Performance-Based Restricted Stock to vest, the performance cycle within which the performance objectives must be satisfied (which will not be less than one (1) year) and the circumstances under which the Award will be forfeited. At the time the Award of Performance-Based Restricted Stock is granted, the ESA Plan Committee may determine that the payment to the participant of dividends, or a specified portion thereof, declared or paid on such Paired Shares shall be deferred until the lapsing of the restrictions imposed upon such Paired Shares and held by each of the Corporation and ESH REIT, as applicable, for the account of the participant until such time. Payment of deferred dividends in respect of shares of Performance-Based Restricted Stock shall be made upon the lapsing of restrictions imposed on the shares of Performance-Based Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any shares of Performance-Based Restricted Stock shall be forfeited upon the forfeiture of such shares of Performance-Based Restricted Stock.

Performance Objectives. Performance Objectives will be designed to support the Company’s business strategy and align the interests of participants with the interests of our shareholders. With respect to any Performance Awards intended to constitute “performance-based compensation”, within the meaning of Section 162(m) of the Code, Performance Objectives may be expressed in terms of: (i) stock price, (ii) earnings per share, (iii) operating income, (iv) return on equity or assets, (v) cash flow, (vi) net cash flow, (vii) cash flow from operations, (viii) earnings before interest, taxes, depreciation and amortization (EBITDA), (ix) increased revenues, (x) revenue ratios, (xi) cost reductions, (xii) cost ratios, (xiii) overall revenue or sales growth, (xiv) expense reduction or management, (xv) market position, (xvi) total shareholder return, (xvii) return on investment, (xviii) earnings before interest and taxes (EBIT), (xix) net income, (xx) return on net assets, (xxi) economic value added, (xxii) shareholder value added, (xxiii) cash flow return on investment, (xxiv) net operating profit, (xxv) net operating profit after tax, (xxvi) return on capital, (xxvii) return on invested capital or (xxviii) any combination of the foregoing. With respect to Performance Awards not intended to constitute “performance-based compensation” under Section 162(m) of the Code, Performance Objectives may be based on any of the foregoing or any other performance criteria as may be established by the ESA Plan Committee. In either event, Performance Objectives may be based on performance of the Corporation, one or more of its Operating Units, or any combination thereof. In addition, Performance Objectives may be either absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. For Performance Awards intended to constitute “performance-based compensation”, within the meaning of Section 162(m) of the Code, the Performance Objectives with respect to a particular performance cycle will be established in writing by the ESA Plan Committee by the earlier of (i) the date on which a quarter of the performance cycle has elapsed and (ii) the date which is ninety (90) days after the commencement of the performance cycle and in any event while the performance relating to the Performance Objectives remains substantially uncertain.

Effect of Certain Events. The ESA Plan Committee may, at the time the Performance Objectives in respect of a Performance Award are established, provide for the manner in which performance will be measured against the Performance Objectives to reflect the impact of specified events on the Corporation as a whole or any part of the Corporation’s business or operations, including, generally, (a) changes in accounting principles or tax laws that become effective during the applicable performance period, (b) events that are extraordinary or unusual in nature or infrequent in occurrence, (c) the disposition of a business, or the sale of investments or non-core assets, (d) settlements or recoveries related to claims or litigation or (e) investments or acquisitions made during the year or, to the extent provided by the ESA Plan Committee, any prior year. Any adjustments based on the effect of this type of event are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the ESA Plan Committee and, in respect of Performance Awards intended to constitute “performance-based compensation” under Section 162(m) of the Code, such adjustments shall be permitted only to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder.

Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award, the ESA Plan Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as “performance-based compensation” under Section 162(m) of the Code. In respect of a Performance Award, the ESA Plan Committee may, in its sole discretion, reduce the amount of cash paid or number of Paired Shares to be issued or that have been issued and that become vested or on which restrictions lapse. The ESA Plan Committee shall not be entitled to exercise any discretion if doing so would cause the compensation attributable to such Awards to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

Share Awards. The ESA Plan Committee may grant Share Awards to an Eligible Individual on such terms and conditions as the ESA Plan Committee may determine at the time of grant. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Corporation.

Adjustments. In the event of a Change in Capitalization (as defined in the ESA Plan) the ESA Plan Committee shall conclusively determine the appropriate adjustments, if any, to (a) the maximum number and class of shares or other stock or securities with respect to which Awards may be granted under the ESA Plan, (b) the maximum number and class of shares or other stock or securities that may be issued upon exercise of ISOs, (c) the maximum number and class of shares or other stock or securities with respect to which Awards may be granted to any Eligible Individual in any calendar year, (d) the number and class of shares or other stock or securities, cash or other property which are subject to outstanding Awards granted under the ESA Plan and the exercise price therefor, if applicable, and (e) the Performance Objectives.

Amendment or Termination of the Plan. The ESA Plan may be amended or terminated by the Board without shareholder approval unless shareholder approval of the amendment or termination is required under applicable law, regulation or exchange requirement. No amendment may impair or adversely impact any Awards that had been granted under the ESA Plan prior to the amendment without the impacted participant’s consent. The ESA Plan will terminate on the tenth anniversary of its effective date; however, when the ESA Plan terminates, any applicable terms will remain in effect for administration of any Awards outstanding at the time of the ESA Plan’s termination.

Effect of Change in Control or Certain Other Transactions. Generally, the award agreement evidencing each Award will provide any specific terms applicable to that Award in the event of a Change in Control of the Corporation. For purposes of the ESA Plan, “Change in Control” generally means the occurrence of any of the following events with respect to the Corporation: (a) any person (other than the Sponsors or any person in connection with a non-control transaction as defined below) acquires securities of the Corporation representing fifty percent or more of the combined voting power of the Corporation’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless stockholders immediately before such merger, consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than a Sponsor or any person who had beneficial ownership of more than fifty percent of the combined voting power of the Corporation’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

Unless otherwise provided in an award agreement, in connection with a merger, consolidation, reorganization, recapitalization or other similar change in the capital stock of the Corporation or ESH REIT, a liquidation or dissolution of the Corporation or ESH REIT or a Change in Control (each a “Corporate Transaction”), Awards shall either: (a) continue following such Corporate Transaction, which may include, in the discretion of the ESA Plan Committee or the parties to the Corporate Transaction, the assumption, continuation or substitution of the Awards, in each case with appropriate adjustments to the number, kind of shares, and exercise prices of the Awards; or (b) terminate.

Options and SARs. If Options or SARs are to terminate in the event of a Corporate Transaction, the holders of vested Options or SARs must be provided either (a) fifteen (15) days to exercise their Options or SARs or (b) payment (in cash or other consideration) in respect of each Paired Share covered by the Option of SAR being cancelled in an amount equal to the excess of the per share price to be paid to shareholders in the Corporate Transaction over the price of the Option or the SAR. If the per share price to be paid to shareholders in the Corporate Transaction is less than the exercise price of the Option or SAR, the Option or SAR may be terminated without payment of any kind. The holders of unvested Options or SARs may also receive payment, at the discretion of the ESA Plan Committee, in the same manner as described above for vested Options and SARs. The ESA Plan Committee may also accelerate the vesting on any unvested Option or SAR and provide holders of such Options or SARs a reasonable opportunity to exercise the Award.

Other Awards. If Awards other than Options and SARs are to terminate in connection with a Corporate Transaction, the holders of vested Awards will be provided, and holders of unvested Awards may be provided, at the discretion of the ESA Plan Committee, payment (in cash or other consideration upon or immediately following the Corporate Transaction, or, to the extent permitted by Section 409A of the Code, on a deferred basis) in respect of each Paired Share covered by the Award being cancelled in an amount equal to the per share price to be paid to shareholders in the Corporate Transaction.

The ESA Plan Committee may, in its sole discretion, provide for different treatment for different Awards or Awards held by different parties, and where alternative treatment is available for a participant’s Awards, may allow the participant to choose which treatment will apply to his or her Awards.

Transferability. The ESA Plan generally restricts the transfer of any Awards, except transfers (a) by will or the laws of descent and distribution or (b) to a beneficiary designated by the participant, to whom any benefit under the ESA Plan is to be paid or who may exercise any rights of the participant in the event of the participant’s death before he or she receives any or all of such benefit or exercises an Award.

Federal Income Tax Consequences. The following is only a brief summary of the U.S. federal income tax consequences to a recipient and the Corporation of a stock incentive award, and does not discuss the effect of income tax law of any other jurisdiction (such as state income tax law) in which the recipient may reside.

Options. Options may be granted in the form of ISOs or Nonqualified Stock Options. ISOs granted to employees are eligible for favorable federal income tax treatment that is provided under Section 422 of the Code if certain requirements are satisfied. An ISO must have an exercise price that is not less than the fair market value of the stock at the time the Option is granted, and must be exercisable within ten years from the date of grant. An employee granted an ISO or Nonqualified Stock Option generally does not realize compensation income for federal income tax purposes upon the grant of the Option. At the time of exercise of an ISO, no compensation income is realized by the holder of the Option (other than tax preference income for purposes of the federal alternative minimum tax on individual income). If the Paired Shares acquired on exercise of an ISO are held for at least two years after grant of the Option and one year after exercise, the excess of the amount realized on sale over the exercise price will be taxed as capital gain. If the Paired Shares acquired on exercise of an ISO are disposed of within less than two years after grant or one year after exercise, the holder will realize taxable compensation income equal to the excess of the fair market value of the Paired Shares on the date of exercise or the date of sale, whichever is less, over the option exercise price. Any additional amount realized will be taxed as capital gain. At the time of exercise of a Nonqualified Stock Option the holder of the Option will realize taxable compensation income in an amount equal to the excess of the fair market value of the Paired Shares acquired on the date of exercise over the exercise price of the Option. The Corporation will generally be entitled to a deduction for federal income tax purposes at the time any compensation income is realized by the holder of an Option, in an amount equal to the amount of compensation income realized by the holder.

Stock Appreciation Rights. Upon the exercise of a SAR an employee will generally realize taxable compensation income in an amount equal to the cash and/or the fair market value of the Paired Shares acquired pursuant to the exercise. The Corporation generally will be entitled to a federal income tax deduction at the time of and equal to the amount of compensation income the employee receives pursuant to the exercise of a SAR.

Restricted Stock/Performance-Based Restricted Stock. Employees granted Restricted Stock or Performance-Based Restricted Stock under the ESA Plan generally recognize as taxable compensation income the fair market value of the Restricted Stock or the Performance-Based Restricted Stock on the date the restrictions lapse unless the employee has elected to include the Restricted Stock or Performance-Based Restricted Stock, as applicable, in income at the time of grant under Section 83(b) of the Code. The Corporation generally will be entitled to a corresponding federal income tax deduction at the time the employee recognizes income. Any dividends paid to an employee during the restricted period are taxable compensation income to the employee and are deductible by the Corporation, unless the employee has elected to include the Restricted Stock or Performance-Based Restricted Stock in income when granted under Section 83(b) of the Code.

RSUs/Performance Units/Performance Share Units. Employees granted RSUs, Performance Units or Performance Share Units under the ESA Plan generally recognize as taxable compensation income the cash or the fair market value of the Paired Shares or other property paid upon settlement of the RSUs, Performance Units or Performance Awards. The Corporation generally will be entitled to a corresponding federal income tax deduction at the time of payment equal to the amount of compensation income realized by the holder of the RSUs, Performance Units or Performance Share Units. The Corporation will also be entitled to a federal income tax deduction with respect to any dividend equivalents paid to an employee during the restricted period equal to the amount of compensation income realized by the holder of the RSUs, Performance Units or Performance Share Units.

Share Awards. Share Awards generally would be taxable as ordinary income equal to the aggregate of their fair market value when the grant vests or the restrictions lapse. The Corporation generally will be entitled to a deduction for the amount included in the grantee’s income.

Internal Revenue Code Section 162(m). In each instance described above, the deduction available to the Corporation may be limited by Section 162(m) of the Code which places a $1 million limit on the deduction that may be taken for compensation paid to the Covered Employees unless such compensation is based upon the attainment of performance goals established by the ESA Plan Committee and paid pursuant to a plan approved by stockholders. The ESA Plan is designed so that Options, SARs and performance-based awards may be granted on a basis that would qualify as performance-based compensation.

Excise Taxes. Under certain circumstances, the accelerated vesting or lapse of restrictions with respect to Options or other Awards in connection with a Corporate Transaction may be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, a participant may be subject to a 20% excise tax and the Corporation and/or ESH REIT, as applicable, may be denied a tax deduction.

Section 409A. Section 409A of the Code generally imposes an additional 20% income tax, as well as interest and penalties, on recipients of deferred compensation that does not comply with Section 409A of the Code. Subject to certain exceptions, “deferred compensation” for this purpose generally consists of compensation to which an individual has a legally binding right in a taxable year and which is to be paid in a later taxable year. In addition to the taxes, interest and penalties, deferred compensation that does not comply with Section 409A of the Code may be required to be taken into income earlier than is intended. Awards under the ESA Plan are intended either not to be subject to Section 409A of the Code or to comply with Section 409A of the Code. If Awards under the ESA Plan are subject to Section 409A of the Code and do not comply with Section 409A of the Code, participants may be liable for the tax, interest and penalties imposed by the statute.

New Plan Benefits Table

Set forth below is information on equity awards granted on March 17, 2015 under the ESA Plan to the Named Executive Officers, all current executive officers as a group, all director nominees, all current directors who are not executive officers as a group, and all employees who are not executive officers as a group. All equity awards listed in the table below with respect to the Named Executive Officers and any other executive officers have been granted subject to stockholder approval of the ESA Plan. Other than as set forth in the table below, no determination has been made as to which of the eligible participants in the ESA Plan will receive awards under the ESA Plan. Therefore, except as set forth below, the future benefits to be allocated to any individual or to various groups of eligible participants are presently not determinable.

Name & Position	Number of Time-Based Restricted Stock Units	Number of Performance- Based Restricted Stock Units
James L. Donald, Chief Executive Officer	—	—
Jonathan S. Halkyard, Chief Operating Officer & Interim Chief Financial Officer	11,050	16,574
Thomas Seddon, Chief Marketing Officer	—	—
Kevin A. Henry, Executive Vice President & Chief Human Resources Officer	8,036	12,054
M. Thomas Buoy, Executive Vice President, Pricing and Revenue Optimization	4,620	6,931
Peter J. Crage, Former Chief Financial Officer	—	—
Executive Group	41,194	61,793
James L. Donald (Director Nominee)	—	—
Douglas G. Geoga (Director Nominee)	—	—
William A. Kussell (Director Nominee)	—	—
Richard F. Wallman (Director Nominee)	—	—
Michael A. Barr (Director Nominee)	—	—
William D. Rahm (Director Nominee)	—	—
William J. Stein (Director Nominee)	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	97,283	52,482

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE AMENDED AND RESTATED EXTENDED STAY AMERICA, INC. LONG-TERM INCENTIVE PLAN.

PROPOSAL 4—APPROVAL OF THE EXTENDED STAY AMERICA, INC. ANNUAL INCENTIVE PLAN

The Board unanimously recommends that the Corporation’s shareholders approve the Extended Stay America, Inc. Annual Incentive Plan, adopted as of April 10, 2015, hereinafter referred to as the “Incentive Plan.”

Background and Purpose of Proposal

The Board has approved and unanimously recommends that the shareholders vote to approve the Incentive Plan so that the Compensation Committee, in its discretion, may make awards thereunder which will qualify as “performance-based compensation” under Section 162(m) of the Code.

The Incentive Plan is designed, in part, to allow the Corporation to provide “performance based compensation” that may be tax-deductible by the Corporation without regard to the limits of Section 162(m) in the event the Corporation chooses to structure compensation in a manner that will satisfy the exemption for “performance-based compensation”. Under Section 162(m), the federal income tax deductibility of compensation paid to the chief executive officer and the three next most highly compensated executive officers (other than the chief financial officer) determined pursuant to the executive compensation disclosure rules of the SEC (the “Section 162(m) Officers”) may be limited to the extent such compensation exceeds $1,000,000 in any taxable year. However, the Corporation may deduct compensation paid to the Section 162(m) Officers in excess of that amount if it qualifies for exemption as “performance-based compensation” under Section 162(m) of the Code (hereinafter referred to as “Performance-Based Compensation”).

Without the approval of the shareholders of the Incentive Plan, the deductibility of awards granted to Section 162(m) Officers under the Incentive Plan may be limited. Your approval of the Incentive Plan is important in order to enable the Corporation to promote tax efficiency through the grant of awards under the Incentive Plan which qualify as Performance-Based Compensation. The Board believes that approval of the Incentive Plan is in the best interests of the Corporation and the shareholders, and is consistent with sound corporate governance practices.

There are currently approximately 1,086 employees who would be eligible to participate in the Incentive Plan representing approximately 11% of our workforce. However, it is currently expected that actual participation in the Incentive Plan will be limited to our executive officers and other officers with a title of vice president and above.

Summary of Plan

The following is a summary of the material features of the Incentive Plan and does not describe all of the Incentive Plan’s provisions. We urge you to read the complete text of the Incentive Plan that is included as Appendix B to this Proxy Statement. Capitalized terms used in this summary that are not otherwise defined have the meanings given in the Plan.

Eligibility

Generally, any person (including an officer) employed by the Corporation or any of its Subsidiaries on a full-time salaried basis (each an “Employee”) is eligible to participate in the Incentive Plan for any Performance Period. If an Employee becomes a participant under the Incentive Plan after the commencement of a Performance Period, such participant may be granted an award for that Performance Period which award may be pro-rated based on the number of days that he or she is a participant during that Performance Period. A “Performance Period” is the fiscal year of the Corporation or such other time period designated by the Incentive Plan Committee and during which the performance of the Company and/or Operating Units will be measured.

Under the Incentive Plan, certain provisions will apply only to “Covered Persons” and a Covered Person is defined as (i) any Employee who, as of the beginning of the performance period, is an officer subject to Section 16 of the Securities Exchange Act of 1934, and (ii) who, prior to determining target awards for the performance period, the Incentive Plan Committee designates as a Covered Person for purposes of this Plan. If the Incentive Plan Committee does not make the designation in clause (ii) for a performance period, all Employees described in clause (i) shall be deemed to be Covered Persons for purposes of the Incentive Plan for that Performance Period.

Administration

The Incentive Plan shall be administered by the Compensation Committee of the Board (the “Incentive Plan Committee”). However, the Incentive Plan Committee may delegate to one or more senior executives the authority to administer the Incentive Plan for employees who are not Covered Persons. Each member of the Incentive Plan Committee shall be an “outside director” within the meaning of Section 162(m) of the Code; provided, that if the Compensation Committee has delegated to another committee any authority or responsibility to administer the Incentive Plan with respect to Employees who are not Covered Persons, no member of such committee shall be required to be an “outside director.” The Incentive Plan Committee shall have full authority to establish the rules and regulations relating to the Incentive Plan and to take all actions necessary or appropriate for the proper administration of the Incentive Plan, including determination of the Corporation’s and, if applicable, each Operating Unit’s Performance Objectives. The Incentive Plan Committee’s determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company, its subsidiaries, their respective stockholders and all employees of the Company and its subsidiaries and their beneficiaries.

The Incentive Plan Committee may exercise its discretion under the Incentive Plan and the awards granted thereunder, only to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of any amount payable pursuant to any Covered Person’s award as Performance-Based Compensation. The Committee shall not be authorized to increase the earned amount of any participant who is a Covered Person that would otherwise be payable pursuant to the terms of the Incentive Plan. However, the Incentive Plan Committee may, in its sole discretion and at any time prior to the payment in respect of an award, decrease the earned amount that would otherwise be payable to a participant pursuant to the terms of the Incentive Plan.

Grants of Awards

For each Performance Period, the Committee shall determine the Employees who shall be participants for that Performance Period and determine the terms of each participant’s award. A participant’s award shall consist of (i) the participant’s percentage of his or her base salary that the participant would earn pursuant to an award for that Performance Period if each of the Performance Objectives for that Performance Period were attained at a 100% level (the “Target Award Percentage”) (and may include threshold and/or maximum award percentages), (ii) the Performance Objectives and/or, if applicable, Other Performance Measures for the Performance Period and (iii) such other terms and conditions consistent with the provisions of the Incentive Plan as the Committee may determine.

The Performance Objectives with respect to Covered Persons for any Performance Period shall be established in writing by the earlier of (A) the date on which one-quarter of the Performance Period has elapsed or (B) the date which is 90 days after the commencement of the Performance Period, and in any event while the performance relating to the Performance Objectives remains substantially uncertain. The Incentive Plan Committee may determine that different Performance Objectives and/or Other Performance Measures are applicable to different participants, groups of participants, Operating Units or groups of Operating Units with respect to a specific Performance Period. The Incentive Plan Committee may also establish a minimum threshold of Corporation and, if applicable, Operating Unit performance which must be achieved in order for any portion of an award to be earned for that Performance Period.

The maximum amount that a Participant may receive for any Performance Period is $4,000,000.

Performance Objectives

“Performance Objectives” for any Performance Period, may be expressed in terms of (i) earnings per share, (ii) operating income, (iii) return on equity or assets, (iv) cash flow, (v) net cash flow, (vi) cash flow from operations; (vii) earnings before interest, taxes, depreciation and amortization (EBITDA), (viii) increased revenues, (ix) revenue ratios; (x) cost reductions; (xi) cost ratios; (xii) overall revenue or sales growth, (xiii) expense reduction or management, (xiv) market position, (xv) total shareholder return, (xvi) return on investment, (xvii) earnings before interest and taxes (EBIT), (xviii) net income, (xix) return on net assets, (xx) economic value added, (xxi) shareholder value added, (xxii) cash flow return on investment, (xxiii) net operating profit, (xxiv) net operating profit after tax, (xxv) return on capital, (xxvi) return on invested capital or (xxvii) any combination of the foregoing. Performance Objectives may be expressed as a combination of Corporation and/or Operating Unit performance goals and may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices), may be expressed in terms of a progression within a specified range and may be expressed subject to specified adjustments.

The Incentive Plan Committee may at the time Performance Objectives and/or Other Performance Measures are established for a Performance Period, or at any time prior to the final determination of the earned amounts in respect of awards for that Performance Period, (i) provide for the manner in which performance will be measured against the Performance Objectives and/or Other Performance Measures (e.g. by including or excluding specified items of income or expense) or (ii) adjust the Performance Objectives to reflect the impact of (A) any stock dividend or split, recapitalization, combination or exchange of shares or other similar changes in the Company’s stock, (B) specified corporate transactions (C) special charges, (D) foreign currency effects, (E) accounting or tax law changes and (F) other extraordinary or nonrecurring events; provided, that the foregoing shall be permitted only to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder without adversely affecting the treatment of any amount payable pursuant to any award granted to a Covered Person as Performance-Based Compensation.

Changes to the Target Award Percentage; Determination of Performance

The Incentive Plan Committee, with respect to any participant who is not a Covered Person, may, at any time prior to the final determination of the earned amount in respect of an award, change the Target Award Percentage of the participant or assign a different Target Award Percentage to the participant to reflect any change in the participant’s responsibility level or position during the course of the Performance Period, or for any other reason deemed appropriate by the Incentive Plan Committee.

Payment of Awards

As soon as practicable after the close of a Performance Period and prior to the payment of any amount pursuant to any award that is intended to constitute Performance-Based Compensation, the Incentive Plan Committee shall certify in writing the extent to which the applicable Performance Objectives and/or Other Performance Measures have been satisfied. Payment of any earned amount in respect of each award shall generally be made in a single lump sum cash payment as soon as practicable following the Performance Period, but in no event later than two and one-half months following the end of the Performance Period.

If for any Performance Period a minimum threshold of Corporation and/or Operating Unit performance is established and the Corporation’s and/or, if applicable, an Operating Unit’s actual performance as measured against that minimum threshold would otherwise result in no portion of a participant’s award for that Performance Period being earned, the Committee may, in its discretion, determine that payment in respect of that award will be deemed to have been earned, in whole or in part, by applicable participants (other than Covered Persons) for that Performance Period.

Change in Control

The Incentive Plan Committee may provide for the acceleration of the payment or other treatment of awards for the Performance Period in which a Change in Control occurs. The accelerated payment may be the full amount that would have been payable in respect of such awards determined as if the Performance Objectives have been attained at the target or maximum level, may be pro-rated based on the number of completed months in the Performance Period prior to the date of the Change in Control and may be based on the extent to which the Performance Objectives have been attained for the period through the date of the Change in Control. The Incentive Plan Committee may also provide that a participant whose employment terminates following a Change in Control but prior to the payment date in respect of awards for the Performance Period may be entitled to payment in respect of his or her award in an amount specified by the Incentive Plan Committee.

Limitations on Rights to Payment of Awards

Except as determined by the Incentive Plan Committee, no participant shall have any right to receive payment in respect of an award under the Incentive Plan for a Performance Period unless the participant is in continuous employment with the Corporation or any of its Subsidiaries during the entire Performance Period and through the payment date of the award for such Performance Period.

The Committee, in its sole discretion, may determine that a participant whose employment terminates prior to the payment date of the award for a Performance Period or who was employed for less than the entire Performance Period may receive a prorated payment in respect of an award. With respect to any Covered Person who is a participant in the Incentive Plan for less than the entire Performance Period (other than a Covered Person who becomes a participant after the Performance Objectives are established for the applicable year) may receive a prorated payment in respect of an award only (i) based on actual performance with respect to the applicable Performance Objectives for such Performance Period and (ii) if the determination that such Covered Person shall be entitled to such a prorated portion is made by the Incentive Plan Committee at the time that the Performance Objectives for the applicable Performance Period are established (or such determination had previously been made or the right to a prorated portion is provided in an agreement between the Corporation and the Covered Person).

The Incentive Plan Committee may, in its sole discretion and at any time prior to the payment in respect of an award, decrease the amount that would otherwise be payable to a participant pursuant to the terms of the Incentive Plan.

Amendment; Termination

The Incentive Plan Committee may at any time amend (in whole or in part) or terminate the Incentive Plan. However, no such amendment or termination shall adversely affect any participant’s rights to or interest in an award granted prior to the date of the amendment or termination unless the participant shall have agreed thereto.

Transferability

A participant’s right and interest under the Incentive Plan generally may not be assigned or transferred.

Unfunded Plan

The Incentive Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of awards under the Incentive Plan.

New Plan Benefits Table

No determination has been as to which Employees will receive awards under the Incentive Plan or the level of such awards. Therefore, the future benefits to be allocated to any individuals or to various groups of eligible participants are not presently determinable.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4 TO APPROVE THE EXTENDED STAY AMERICA, INC. ANNUAL INCENTIVE PLAN.

STOCK

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Corporation and ESH REIT shares of capital stock as of April 10, 2015 by:

•	each of the directors of the Corporation;

•	each of the named executive officers of the Corporation;

•	each shareholder known to us to own beneficially more than 5% of the outstanding shares of the Corporation and ESH REIT shares of capital stock; and

•	all of the executive officers and directors of the Corporation as a group.

Percentage of class beneficially owned is based on 204,603,940 Paired Shares, 250,493,583 shares of Class A common stock of ESH REIT and 21,202 shares of Corporation voting preferred stock outstanding as of April 10, 2015.

No individual entity owns, actually or constructively, more than 9.8% of the Paired Shares, as provided in the respective charters of the Corporation and ESH REIT.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities that the table names have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Paired Shares issuable upon the settlement of restricted stock units occurring within 60 days of the date of this Proxy Statement are deemed to be outstanding and to be beneficially owned by the person holding the restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the business address for each of our beneficial owners is c/o Extended Stay America, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277:

	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Investment funds affiliated with Centerbridge Partners, L.P.(1)	47,661,591	23.3%	7,035	33.2%	47,661,591	23.3%	47,661,591	10.5%	47,661,591	23.3%
c/o Centerbridge Partners, L.P. 375 Park Avenue, 12th Fl., New York, New York 10152
Investment funds and accounts affiliated with Paulson & Co. Inc.(2)	47,661,591	23.3%	7,036	33.2%	47,661,591	23.3%	47,661,591	10.5%	47,661,591	23.3%
c/o Paulson & Co. Inc. 1251 Avenue of the Americas, New York, New York 10020
Partnerships affiliated with The Blackstone Group, L.P.(3)	47,637,206	23.3%	7,034	33.2%	47,637,206	23.3%	47,637,206	10.5%	47,637,206	23.3%
c/o The Blackstone Group, L.P. 345 Park Avenue, New York, New York 10154
Investment funds affiliated with Cohen & Steers, Inc.(4)	10,345,436	5.1%	—	—	10,345,436	5.1%	10,345,436	2.3%	10,345,436	5.1%
c/o Cohen & Steers, Inc. 280 Park Avenue, 10th Floor, New York, New York 10017

	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
James L. Donald(5)	762,430	*	2	*	762,430	*	762,430	*	762,430	*
Jonathan S. Halkyard	64,296	*	—	—	64,296	*	64,296	*	64,296	*
Thomas Seddon(6)	245,555	*	—	—	245,555	*	245,555	*	245,555	*
M. Thomas Buoy(7)	85,570	*	—	—	85,570	*	85,570	*	85,570	*
Kevin A. Henry	—	—	—	—	—	—	—	—	—	—
Peter J. Crage(8)	61,637	*	2	*	61,637	*	61,637	*	61,637	*
Douglas G. Geoga(9)	453,276	*	7	*	453,276	*	453,276	*	453,276	*
William A. Kussell	84,863	*	3	*	84,863	*	84,863	*	84,863	*
Richard F. Wallman(10)	205,887	*	20	*	205,887	*	205,887	*	205,887	*
Michael A. Barr(11)	—	—	—	—	—	—	—	—	—	—
William D. Rahm(12)	—	—	—	—	—	—	—	—	—	—
William J. Stein(13)	—	—	—	—	—	—	—	—	—	—
All directors, director nominees and executive officers of the Corporation, as a group (14 persons)(14)	1,931,962	*	32	*	1,931,962	*	1,931,962	*	1,931,962	*

†	100% of the Class A common stock of ESH REIT or 250,493,583 shares of Class A common stock is held by the Corporation.
*	Less than 1%.

(1)	Reflects 8,977,061 Paired Shares and 1,325 shares of voting preferred stock held directly by Centerbridge Credit Partners, L.P., 11,000,245 Paired Shares and 1,624 shares of voting preferred stock held directly by Centerbridge Credit Partners TE Intermediate I, L.P., 3,853,490 Paired Shares and 569 shares of voting preferred stock held directly by Centerbridge Credit Partners Offshore Intermediate III, L.P., 11,493,801 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-A, L.P., 11,489,516 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-B, L.P., 769,616 Paired Shares and 114 shares of voting preferred stock held directly by Centerbridge Capital Partners Strategic AIV I, L.P. and 77,862 Paired Shares and 11 shares of voting preferred stock held directly by Centerbridge Capital Partners SBS, L.P.

Centerbridge Credit Partners General Partner, L.P. is the general partner of Centerbridge Credit Partners, L.P. and Centerbridge Credit Partners TE Intermediate I, L.P. Centerbridge Credit GP Investors, L.L.C. is the general partner of Centerbridge Credit Partners General Partner, L.P. Centerbridge Credit Partners Offshore General Partner, L.P. is the general partner of Centerbridge Credit Partners Offshore Intermediate III, L.P. Centerbridge Credit Offshore GP Investors, L.L.C. is the general partner of Centerbridge Credit Partners Offshore General Partner, L.P. Centerbridge Associates, L.P. is the general partner of Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P., Centerbridge Capital Partners Strategic AIV I, L.P. and Centerbridge Capital Partners SBS, L.P. Centerbridge GP Investors, LLC is the general partner of Centerbridge Associates, L.P. Jeffrey H. Aronson and Mark T. Gallogly, the managing members of Centerbridge Credit GP Investors, L.L.C., Centerbridge Credit Offshore GP Investors, L.L.C. and Centerbridge GP Investors, LLC, share the power to vote and invest the Paired Shares and shares of voting preferred stock held by Centerbridge Credit Partners, L.P., Centerbridge Credit Partners TE Intermediate I, L.P., Centerbridge Credit Partners Offshore Intermediate III, L.P., Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P., Centerbridge Capital Partners Strategic AIV I, L.P. and Centerbridge Capital Partners SBS, L.P. Each of Messrs. Aronson and Gallogly disclaims beneficial ownership of such securities.

(2)	Paulson & Co. Inc. (“Paulson”), an investment advisor that is registered under the Investment Advisors Act of 1940, and its affiliates furnish investment advice to and manage onshore and offshore investments funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor or manager of the Funds, Paulson possesses voting and/or investment power over the Paired Shares and shares of voting preferred stock owned by the Funds. All Paired Shares and shares of voting preferred stock are owned by the Funds. Paulson disclaims beneficial ownership of such securities.

(3)	Reflects Paired Shares and shares of voting preferred stock held by the partnerships affiliated with The Blackstone Group, L.P. (the “Partnerships”) as follows: 8,730,732 Paired Shares and 1,290 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.A-ESH L.P., 8,846,409 Paired Shares and 1,307 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.B-ESH L.P., 2,950,447 Paired Shares and 436 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.C-ESH L.P., 59,495 Paired Shares and 9 shares of voting preferred stock directly held by Blackstone Real Estate Partners (AIV) VI-ESH L.P., 5,615,178 Paired Shares and 829 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.1-ESH L.P., 12,070,866 Paired Shares and 1,783 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.2-ESH L.P., 9,202,360 Paired Shares directly held by Blackstone Real Estate Partners VI.F-ESH L.P., 1,359 shares of voting preferred stock held directly by Blackstone Real Estate Partners VI.G-ESH L.P. and 145,243 Paired Shares and 21 shares of voting preferred stock directly held by Blackstone Real Estate Holdings VI L.P. The general partner of each of Blackstone Real Estate Partners VI.A-ESH L.P., Blackstone Real Estate Partners VI.B-ESH L.P., Blackstone Real Estate Partners VI.C-ESH L.P., Blackstone Real Estate Partners (AIV) VI-ESH L.P., Blackstone Real Estate Partners VI.TE.1-ESH L.P., Blackstone Real Estate Partners VI.TE.2-ESH L.P., Blackstone Real Estate Partners VI.F-ESH L.P. and Blackstone Real Estate Partners VI.G-ESH L.P. is Blackstone Real Estate Associates VI-ESH L.P. The general partner of Blackstone Real Estate Holdings VI L.P. is BREP VI Side-by-Side GP L.L.C.

The general partner of Blackstone Real Estate Associates VI-ESH L.P. is BREA VI-ESH L.L.C. The managing member of BREA VI-ESH L.L.C. and sole member of BREP VI Side-by-Side GP L.L.C. is Blackstone Holdings III L.P. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C. The sole member of Blackstone Holdings III GP L.L.C. is The Blackstone Group L.P. The general partner of The Blackstone Group L.P. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Amounts beneficially owned also reflect 16,476 Paired Shares directly held by Mr. Schwarzman. Each of such Blackstone entities (other than the Partnerships to the extent of their direct holdings) and Mr. Schwarzman may be deemed to beneficially own the Paired Shares and shares of voting preferred stock beneficially owned by the Partnerships directly or indirectly controlled by it or him, but each disclaims beneficial ownership of such securities.

(4)	Cohen & Steers, Inc. (“Cohen”) filed a Schedule 13G with the Securities and Exchange Commission on February 17, 2015 to report beneficial ownership of 10,044,756 Paired Shares held by Cohen & Steers Capital Management, Inc. and 300,680 Paired Shares held by Cohen & Steers UK Limited. Cohen reports that it has the sole power to dispose of all such Paired Shares and has the sole power to vote with respect to 8,410,506 Paired Shares.

(5)	Includes 150,422 restricted Paired Shares owned by Mr. Donald.

(6)	Includes 90,253 restricted Paired Shares owned by Mr. Seddon.

(7)	Includes 15,041 restricted Paired Shares owned by Mr. Buoy.

(8)	Mr. Crage resigned from his position as Chief Financial Officer of the Corporation and ESH REIT effective as of July 31, 2014.

(9)	Includes 50,000 restricted Paired Shares owned by Mr. Geoga. Mr. Geoga owns 353,276 Paired Shares and 7 shares of voting preferred stock through the Douglas Geoga Family Dynasty Trust. Michelle J. Geoga and Michael E. Dowdle, as the co-trustees of the Douglas Geoga Family Dynasty Trust, share the power to vote and invest the Paired Shares, restricted Paired Shares and shares of voting preferred stock, but each disclaims beneficial ownership of such securities. Mr. Geoga may be deemed to beneficially own the securities but disclaims beneficial ownership of such securities.

(10)	Includes 12,027 restricted Paired Shares owned by Mr. Wallman. Mr. Wallman owns 72,305 Paired Shares through the Richard F Wallman IRA and 14,000 Paired Shares through the Amy Wallman IRA.

(11)	Mr. Barr owns no Paired Shares or shares of voting preferred stock directly. Mr. Barr is an employee of Paulson, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Paulson. See Note (2) above. The address for Mr. Barr is c/o Paulson & Co. Inc., 1251 Avenue of the Americas, New York, New York 10020.

(12)	Mr. Rahm owns no Paired Shares or shares of voting preferred stock directly. Mr. Rahm is an employee of Centerbridge, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Centerbridge. See Note (1) above. The address for Mr. Rahm is c/o Centerbridge Partners, L.P., 375 Park Avenue, New York, New York 10152.

(13)	Mr. Stein owns no Paired Shares or shares of voting preferred stock directly. Mr. Stein is an employee of Blackstone, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the partnerships affiliated with Blackstone. See Note (3) above. The address for Mr. Stein is c/o The Blackstone Group L.P., 345 Park Avenue, New York, New York 10154.

(14)	Includes 150,422 restricted Paired Shares owned by Mr. Donald, 90,253 restricted Paired Shares owned by Mr. Seddon, 15,041 restricted Paired Shares owned by Mr. Buoy, 10,028 restricted Paired Shares owned by Mr. Weissman, 50,000 restricted Paired Shares owned by Mr. Geoga and 12,027 restricted Paired Shares owned by Mr. Wallman.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding Corporation common stock, to file reports of their stock ownership and changes in their ownership of our Corporation common stock with the SEC and the NYSE. These same people must also furnish us with copies of these reports and representations made to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in 2014. Based solely on our review of the copies of such reports furnished to us or such representations, as appropriate, to our knowledge all of our executive officers and directors, and other persons who owned more than 10% of our outstanding Corporation common stock, fully complied with the reporting requirements of Section 16(a) during 2014.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our Board has adopted a Related Party Transaction Policy, which is designed to monitor and ensure the proper review, approval, ratification and disclosure of related party transactions involving us. This policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. The Audit Committee of the Board must review, approve and ratify a related party transaction if such transaction is consistent with the Related Party Transaction Policy and is on terms, taken as a whole, which the Audit Committee believes are no less favorable to the Corporation than could be obtained in an arm’s-length transaction with an unrelated third party, unless the Audit Committee otherwise determines that the transaction is not in the best interests of the Corporation. Any related party transaction or modification of such transaction which the Board has approved or ratified by the affirmative vote of a majority of directors, who do not have a direct or indirect material interest in such transaction, does not need to be approved or ratified by the Audit Committee. In addition, related party transactions involving compensation will be approved by the Compensation Committee in lieu of the Audit Committee.

Related Party Transactions

This section describes related party transactions between us and our directors, executive officers and 5% shareholders and their immediate family members that have occurred during the fiscal year ended December 31, 2014. Please also see “Certain Relationships and Related Party Transactions—Related Party Transactions” in ESH REIT’s Proxy Statement for a description of the related party transactions between us and ESH REIT that have occurred during the fiscal year ended December 31, 2014, which information is incorporated by reference herein.

Preferred Stock

Investment funds of Centerbridge, Paulson and Blackstone held 21,105 shares of the Corporation’s voting preferred stock as of December 31, 2014.

Stockholders Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a stockholders agreement with the Sponsors. The following description of the terms of the stockholders agreement is qualified in its entirety by reference to the stockholders agreement filed as Exhibit 4.1 to our current report on Form 8-K filed on November 18, 2013.

Representation. Each Sponsor has the right to nominate one director to the Boards for so long as such Sponsor owns at least 5% of the outstanding Paired Shares. The Sponsors have the right to designate the members of the Audit Committees, Compensation Committees and Nominating and Corporate Governance Committees (or committees similar to any of the foregoing). The Sponsors also entered into a voting agreement obligating each Sponsor to vote for the other Sponsors’ nominees to the Boards. The Sponsors have the right to jointly nominate a sufficient number of additional directors to establish majority control of the Boards. The Sponsors’ right to jointly nominate such directors falls away if the Sponsors’ ownership falls below 50% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Governance Rights. For so long as the Sponsors hold at least 40% of the outstanding Paired Shares, the following matters may not be carried out by the Corporation or ESH REIT without the prior written consent of a majority of the Paired Shares held by the Sponsors at the time of such consent:

•	increasing or decreasing the size of the Boards;

•	establishing committees of the Boards;

•	any amendment of the charters to remove the provision providing that the Corporation and ESH REIT have no expectation or entitlement with regard to corporate opportunities that come to designated directors of the Sponsors;

•	any determination to unpair the Paired Shares; or

•	any decision not to seek to continue to qualify ESH REIT as a REIT.

Each Sponsor individually loses its consent rights if its ownership falls below 5% of the outstanding Paired Shares, but consent rights remain for the other Sponsors so long as the Sponsors’ collective ownership is at least 40% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Information Rights. The Sponsors have the right to review the books and records of the Corporation and ESH REIT and their subsidiaries and to discuss the affairs, finances and condition of the Corporation and ESH REIT and their subsidiaries with their respective officers. Any information provided to a Sponsor’s board designee may be shared with members of that Sponsor’s organization.

Corporate Opportunities. The Sponsors and any Sponsor board designee who is not employed by the Corporation or ESH REIT has the right to engage in and possess any interest in other business opportunities of any nature or description, independently or with others, similar or dissimilar to, or that competes with, the investments or business of the Corporation or ESH REIT and is not obligated to present any particular investment or business opportunity to the Corporation or ESH REIT.

Registration Rights Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a registration rights agreement with the Sponsors. The following description is qualified in its entirety by reference to the registration rights agreement filed as Exhibit 4.2 to our current report on Form 8-K filed on November 18, 2013.

The Sponsors have the right, at any time, to require the Corporation and ESH REIT to register all or any portion of their Paired Shares under the Securities Act on Form S-1 or Form S-3. Each Sponsor is entitled to request up to two registrations on Form S-1 (provided the aggregate offering value of the Paired Shares registered in any such registration equals at least $200 million) and an unlimited number of short-form registrations on Form S-3 (provided the aggregate offering value of the Paired Shares registered in any such registration equals at least $100 million), including underwritten offerings. In addition, if the Corporation and ESH REIT propose to file a registration statement in connection with a public offering of Paired Shares (including pursuant to a demand registration statement initiated by a Sponsor), the Sponsors are entitled to piggyback registration rights pursuant to which the Corporation and ESH REIT are required to include in such registration such number of Paired Shares as they may request. These registration rights are also subject to cutbacks, priorities and other limitations.

The registration rights agreement also provides that the Corporation and ESH REIT will pay all expenses relating to such registrations and indemnify the Sponsor against certain liabilities which may arise under the Securities Act.

Other

From time to time, we have done, and in the future may do, business with a number of other companies affiliated with Centerbridge, Paulson and/or Blackstone. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis.

OTHER MATTERS

Incorporation by Reference

The Audit Committee Report and Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Access to Reports and Other Information

We file or furnish our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.extendedstayamerica.com. Our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Business Conduct and Ethics and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277.

List of Corporation Shareholders

A list of our shareholders as of April 10, 2015, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the 2015 Annual Meeting. The list of shareholders will also be available for such examination at the Annual Meeting.

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

* * * * *

By Order of the Board of Directors,

John R. Dent

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 21, 2015

Appendix A

AMENDED AND RESTATED

EXTENDED STAY AMERICA, INC.

LONG-TERM INCENTIVE PLAN

(Adopted as of April 10, 2015)

1. Purpose.

The purpose of the Plan is to assist the Company to attract, retain, incentivize and motivate officers and employees of, consultants to, and non-employee directors providing services to, the Company and its Subsidiaries and Affiliates and to promote the success of the Company’s business by providing such participating individuals with a proprietary interest in the performance of the Company, its Subsidiaries and Affiliates. The Company believes that this incentive program will cause participating officers, employees, consultants and non-employee directors to increase their interest in the welfare of the Company, its Subsidiaries and Affiliates and to align those interests with those of the stockholders of the Company, its Subsidiaries and Affiliates.

2. Definitions. For purposes of the Plan:

2.1. “Affiliate” shall mean any entity that the Company, either directly or indirectly through one or more intermediaries, is in common control with, is controlled by or controls, each within the meaning of the Securities Act.

2.2. “Award” means, individually or collectively, a grant of an Option, Restricted Stock, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award or any or all of them.

2.3. “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the grant of an Award and setting forth the terms and conditions thereof.

2.4. “Blackstone” means Blackstone Real Estate Partners VI L.P. and its affiliates.

2.5. “Board” means the Board of Directors of the Company.

2.6. “Cause” means, with respect to the Termination of a Participant by the Company or any Subsidiary of the Company that employs such individual or to which the Participant performs services (or by the Company on behalf of any such Subsidiary), such Participant’s (i) refusal or neglect to perform substantially his or her employment-related duties or services, (ii) personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his or her willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment or services to the Company or its Subsidiaries which does not adversely affect the Company and its Subsidiaries or its reputation or the ability of the Participant to perform his or her employment-related duties or services or to represent the Company or any Subsidiary of the Company that employs such Participant or to which the Participant performs services), (iv) failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or any of its Subsidiaries or (v) material breach of any written covenant or agreement with the Company or any of its Subsidiaries not to disclose any information pertaining to the Company or such Subsidiary or not to compete or interfere with the Company or such Subsidiary; provided that, in the case of any Participant who, as of the date of determination, is party to an effective services, severance or employment agreement with the Company or any Subsidiary, “Cause” shall have the meaning, if any, specified in such agreement.

2.7. “Centerbridge” means Centerbridge Partners, LP and its affiliates.

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2.8. “Change in Capitalization” means any increase or reduction in the number of Paired Shares, any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Paired Shares, a change in value) in the Paired Shares, the elimination of the Pairing of the Paired Shares or any change in the ratio in Company Common Shares to Class B REIT Shares in accordance with the terms of the Pairing Agreement, the Company Charter and the ESH REIT Charter, or any exchange of Paired Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or any similar corporate event or transaction.

2.9. “Change in Control” means the occurrence of any of the following:

(a) An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any Person, immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company’s then-outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this Section 2.9(a), the acquisition of Voting Securities in a Non-Control Acquisition (as hereinafter defined) shall not constitute a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity, (iii) any of the Principal Stockholders, or (iv) any Person in connection with a Non-Control Transaction (as hereinafter defined);

(b) The individuals who, as of Effective Date are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Proxy Contest;

(c) The consummation of:

(1)	A merger, consolidation or reorganization (x) with or into the Company or (y) in which securities of the Company are issued (a “Merger”), unless such Merger is a Non-Control Transaction. A “Non-Control Transaction” shall mean a Merger in which:

i.	the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least a majority of the combined voting power of the outstanding voting securities of (1) the corporation resulting from such Merger (the “Surviving Corporation”), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a “Parent Corporation”), or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

ii.	the individuals who were members of the Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (1) the Surviving Corporation, if there is no Parent Corporation, or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

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iii.	no Person other than (1) the Company or another corporation that is a party to the agreement of Merger, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by the Company or any Related Entity, (4) any Principal Stockholder or (5) any Person who, immediately prior to the Merger, had Beneficial Ownership of Voting Securities representing more than fifty percent (50%) of the combined voting power of the Company’s then-outstanding Voting Securities, has Beneficial Ownership, directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding voting securities of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

(2)	A complete liquidation or dissolution of the Company; or

(3)	The sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity or (y) the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and, after such acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

2.10. “Class B REIT Share” means one Class B share of common stock, par value $0.01 per share, of ESH REIT.

2.11. “Code” means the Internal Revenue Code of 1986, as amended.

2.12. “Committee” means the Committee which administers the Plan as provided in Section 3.

2.13. “Company” means Extended Stay, Inc., a Delaware corporation, or any successor thereto.

2.14. “Company Charter” means the articles of incorporation of the Company.

2.15. “Company Common Share” means one share of common stock, par value $.01 per share, of the Company.

2.16. “Consultant” means any consultant or advisor who is a natural person and who renders services to the Company or a Subsidiary that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities, but who is not an Employee or Director.

2.17. “Corporate Transaction” means (a) a merger, consolidation, reorganization, recapitalization or other similar change in the capital stock of the Company or ESH REIT; (b) a liquidation or dissolution of the Company or ESH REIT; or (c) a Change in Control.

2.18. “Covered Employee” means, for any Performance Period:

(a) an Employee who

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(i) as of the beginning of the Performance Period is an officer subject to Section 16 of the Exchange Act, and

(ii) prior to determining Performance Objectives for the Performance Period pursuant to Section 9, the Committee designates as a Covered Employee for purposes of this Plan; provided that, if the Committee does not make the designation in clause (ii) for a Performance Period, all Employees described in clause (i) shall be deemed to be Covered Employees for purposes of this Plan, and

(b) any other Employee that the Committee designates as a Covered Employee for purposes of this Plan.

2.19. “Director” means a member of the Board or the Board of Directors of ESH REIT.

2.20. “Disability” means permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant shall submit to any reasonable examination(s) required by such physician upon request. Notwithstanding the foregoing provisions of this Section 2.20, in the event any Award is considered to be “deferred compensation” as that term is defined under Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.21. “Dividend Equivalent Right” means a right to receive cash or Paired Shares based on the value of dividends that are paid with respect to Paired Shares.

2.22. “Effective Date” shall have the meaning ascribed to such term in Section 15.

2.23. “Eligible Individual” means any Employee, Director or Consultant.

2.24. “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or the Subsidiary on its payroll records. An Employee shall not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant or an employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified, as a common-law employee of the Company or Subsidiary during such period. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or any Subsidiary, or between the Company and any Subsidiaries.

2.25. “ESH REIT” means ESH Hospitality, Inc., a Delaware corporation and Subsidiary of the Company.

2.26. “ESH REIT Charter” means the certificate of incorporation of ESH REIT.

2.27. “ESH REIT Long-Term Incentive Plan” means the ESH Hospitality, Inc. 2013 Long-Term Incentive Plan, as may be amended from time to time.

2.28. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.29. “Fair Market Value” on any date means:

(a) if the Paired Shares are listed for trading on the New York Stock Exchange, the closing price at the close of the primary trading session of the Paired Shares on such date on the New York Stock Exchange,

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or if there has been no such closing price of the Paired Shares on such date, on the next preceding date on which there was such a closing price;

(b) if the Paired Shares are not listed for trading on the New York Stock Exchange, but are listed on another national securities exchange, the closing price at the close of the primary trading session of the Paired Shares on such date on such exchange, or if there has been no such closing price of the Paired Shares on such date, on the next preceding date on which there was such a closing price;

(c) if the Paired Shares are not listed on the New York Stock Exchange or on another national securities exchange, the last sale price at the end of normal market hours of the Paired Shares on such date as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or, if no such price shall have been quoted for such date, on the next preceding date for which such price was so quoted; or

(d) if the Paired Shares are not listed for trading on a national securities exchange or are not authorized for quotation on NASDAQ, the fair market value of the Paired Shares as determined in good faith by the Committee, and in the case of Incentive Stock Options, in accordance with Section 422 of the Code.

2.30. “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

2.31. “Initial Public Offering” means the consummation of the first public offering of Paired Shares pursuant to a registration statement (other than a Form S-8 or successor forms) filed with, and declared effective by, the United States Securities and Exchange Commission.

2.32. “Nonemployee Director” means a Director of the Board who is a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

2.33. “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

2.34. “Operating Unit”, for any Performance Cycle, shall mean a division, Subsidiary, group, product line or product line grouping for which an income statement reflecting sales and operating income is produced.

2.35. “Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.36. “Option Price” means the price at which a Paired Share may be purchased pursuant to an Option.

2.37. “Outside Director” means a Director of the Board who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2.38. “Paired Share” means one Company Common Share and one Class B REIT Share, which interests are attached and trade together, and as such Paired Share may be adjusted pursuant to the provisions of Section 12 of the Plan.

2.39. “Pairing Agreement” means the Pairing Agreement by and between the Company and ESH REIT dated as of November 12, 2013, as may be amended from time to time.

2.40. “Parent” means any corporation which is a “parent corporation” (within the meaning of Section 424(e) of the Code) with respect to the Company.

2.41. “Participant” means an Eligible Individual to whom an Award has been granted under the Plan.

2.42. “Paulson” means Paulson & Co. Inc. and its affiliates.

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2.43. “Performance Awards” means Performance Share Units, Performance Units, Performance-Based Restricted Stock or any or all of them.

2.44. “Performance-Based Compensation” means any Award that, pursuant to Section 14.3, is intended to constitute “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

2.45. “Performance-Based Restricted Stock” means Paired Shares issued or transferred to an Eligible Individual under Section 9.2.

2.46. “Performance Cycle” means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

2.47. “Performance Objectives” means the objectives set forth in Section 9.3 for the purpose of determining, either alone or together with other conditions, the degree of payout and/or vesting of Performance Awards.

2.48. “Performance Share Units” means Performance Share Units granted to an Eligible Individual under Section 9.1(b).

2.49. “Performance Units” means Performance Units granted to an Eligible Individual under Section 9.1(a).

2.50. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act.

2.51. “Plan” means this Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan, as amended from time to time.

2.52. “Plan Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board pursuant to Section 16 hereof.

2.53. “Principal Stockholders” include each of the Blackstone, Centerbridge and Paulson.

2.54. “Reimbursement Agreement” means that certain Reimbursement Agreement by and between the Company and ESH REIT, as may be amended from time to time.

2.55. “Restatement Effective Date” shall have the meaning ascribed to such term in Section 15.

2.56. “Restricted Stock” means Paired Shares issued or transferred to an Eligible Individual pursuant to Section 8.1.

2.57. “Restricted Stock Units” means rights granted to an Eligible Individual under Section 8.2 representing a number of hypothetical Paired Shares.

2.58. “Securities Act” means the Securities Act of 1933, as amended.

2.59. “Share Award” means an Award of Paired Shares granted pursuant to Section 10.

2.60. “Stock Appreciation Right” means a right to receive all or some portion of the increase, if any, in the value of the Paired Shares as provided in Section 6 hereof.

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2.61. “Subsidiary” means (a) except as provided in subsection (b) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company and (b) in relation to the eligibility to receive Awards other than Incentive Stock Options and continued employment or the provision of services for purposes of Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns at least 25% of the outstanding equity or other ownership interests.

2.62. “Ten-Percent Shareholder” means an Eligible Individual who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.

2.63. “Termination”, “Terminated” or “Terminates” shall mean (a) with respect to a Participant who is an Employee, the date such Participant ceases to be employed by the Company and its Subsidiaries, (b) with respect to a Participant who is a Consultant, the date such Participant ceases to provide services to the Company and its Subsidiaries or (c) with respect to a Participant who is a Director, the date such Participant ceases to be a Director, in each case, for any reason whatsoever (including by reason of death, Disability or adjudicated incompetency). Unless otherwise set forth in an Award Agreement, (a) if a Participant is both an Employee and a Director and terminates as an Employee but remains as a Director, the Participant will be deemed to have continued in employment without interruption and shall be deemed to have Terminated upon ceasing to be a Director and (b) if a Participant who is an Employee or a Director ceases to provide services in such capacity and becomes a Consultant, the Participant will thereupon be deemed to have been Terminated.

3. Administration.

3.1. Committee; Procedure. The Plan shall be administered by a Committee which, until the Board appoints a different Committee, shall be the Compensation Committee of the Board. The Committee may adopt such rules, regulations and guidelines as it deems are necessary or appropriate for the administration of the Plan. The Committee shall consist of at least two (2) Directors of the Board and may consist of the entire Board; provided, however, that (a) if the Committee consists of less than the entire Board, then, with respect to any Award granted to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors of the Board, each of whom shall be a Nonemployee Director and (b) to the extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) Directors of the Board, each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director or an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

3.2. Board Reservation and Delegation.

(a) Except to the extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, the Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder. To the extent the Board has reserved to itself or exercises the authority and responsibility of the Committee, all references to the Committee in the Plan shall be to the Board.

(b) Subject to applicable law, the Board or the Committee may delegate, in whole or in part, any of the authority of the Committee hereunder (subject to such limits as may be determined by the Board) to any individual or committee of individuals (who need not be Directors), including without limitation the authority to make Awards to Eligible Individuals who are not officers or directors of the Company or any of its Subsidiaries and who are not subject to Section 16 of the Exchange Act. To the extent that the Board or the Committee delegates any such authority to make Awards as provided by this Section 3.2(b), all

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references in the Plan to the Committee’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s or the Committee’s delegate, as applicable.

3.3. Committee Powers. Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

(a) select those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Paired Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

(b) select those Eligible Individuals to whom other Awards shall be granted under the Plan, determine the type of Award, the number of Paired Shares or amount of cash in respect of which each Award is granted and the terms and conditions (which need not be identical) of each such Award and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

(c) construe and interpret the Plan and the Awards granted hereunder, establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise make the Plan fully effective;

(d) determine the duration and purposes for leaves of absence which may be granted to a Participant on an individual basis without constituting a Termination for purposes of the Plan;

(e) cancel, with the consent of the Participant, outstanding Awards or as otherwise permitted under the term of the Plan;

(f) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(g) generally, exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Persons who receive, or are eligible to receive, Awards (whether or not such Persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the Eligible Individuals to receive Awards under the Plan and the terms and provision of Awards under the Plan. All decisions and determinations by the Committee in the exercise of the above powers shall be final, binding and conclusive upon the Company, its Subsidiaries, the Participants and all other persons having any interest therein.

Notwithstanding anything herein to the contrary, with respect to Participants working outside the United States, the Committee may determine the terms and conditions of Awards and make such adjustments to the terms thereof as are necessary or advisable to fulfill the purposes of the Plan taking into account matters of local law or practice, including tax and securities laws of jurisdictions outside the United States.

3.4. Indemnification. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind

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arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.

3.5. No Repricing of Options or Stock Appreciation Rights. The Committee shall have no authority to make any adjustment (other than in connection with a Change in Capitalization, a Corporate Transaction or other transaction where an adjustment is permitted or required under the terms of the Plan) or amendment, and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the exercise price of an Option or Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants or other means, unless the Company’s stockholders shall have approved such adjustment or amendment.

3.6. Coordination with ESH REIT.

(a) Notwithstanding anything to the contrary herein, any Award granted under the Plan, shall be made subject to the approval of either (x) the Board of Directors of ESH REIT or (y) a committee of the Board of Directors of ESH REIT composed solely of at least two (2) directors of the Board of Directors of ESH REIT, each of whom shall be a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, and the agreement of ESH REIT to issue a Class B REIT Share upon the grant, exercise or settlement of the Award, as applicable. The Company’s obligation to the Participant in respect of such Award shall be limited to the issuance of a Company Common Share or payment in lieu thereof at the time of grant, exercise or settlement of the Award, as applicable.

(b) Notwithstanding that Awards under the Plan are denominated in respect of Paired Shares, unless the context clearly indicates otherwise, (i) any references in the Plan to the issuance or delivery of, or payment in the form of, a Paired Share shall be deemed to be references to the issuance, delivery or payment of a Company Common Share by the Company (and the issuance, delivery or payment of a Class B REIT Share by ESH REIT), which Company Common Share shall be paired with the Class B REIT Share as and when it is issued by ESH REIT in respect of such Award and (ii) any reference to a payment in respect of a Paired Share shall be deemed to a reference to a payment in respect of a Company Common Share by the Company (and the issuance, delivery or payment of a Class B REIT Share by ESH REIT), any such payment to be based on the relative values of a Company Common Share and a Class B REIT Share at the relevant time, as determined by the Committee.

(c) If any award made under the ESH REIT Long-Term Incentive Plan is made subject to the approval of the Board or the Committee under this Plan, the Board or the Committee may approve the terms of such award and the issuance of a Company Common Share under this Plan upon the grant, exercise or settlement of such award, as applicable.

(d) Notwithstanding anything to the contrary, any grants of Awards and any issuance of Company Common Shares by the Company and Class B REIT Shares by ESH REIT shall be subject to the terms and conditions as set forth in the Reimbursement Agreement.

4. Stock Subject to the Plan; Grant Limitations.

4.1. Aggregate Number of Shares Authorized for Issuance. Subject to any adjustment as provided in the Plan, the Company Common Shares to be issued by the Company as part of the Paired Shares under the Plan may be, in whole or in part, authorized but unissued Company Common Shares or issued Company Common Shares which shall have been reacquired by the Company and held by it as treasury shares. The aggregate number of Company Common Shares that may be made the subject of Awards of Paired Shares granted under the Plan shall not exceed 8,000,000, no more than 4,000,000 of which may be granted as Incentive Stock Options. Any Company Common Shares related to an award of Paired Shares granted under this Plan that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the Company Common Shares shall become available for Award under this Plan.

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4.2. Individual Participant Limit. With respect to Awards granted on or after the Restatement Effective Date, (a) the aggregate number of Company Common Shares that may be the subject of Options, Stock Appreciation Rights, Performance-Based Restricted Stock and Performance Share Units granted to an Eligible Individual in any calendar year may not exceed 5,000,000, provided, however, that each Company Common Share that may be the subject of an Award of Performance-Based Restricted Stock or Performance Share Units shall be counted as two (2) Company Common Shares against the aggregate limit set forth in this Section 4.2; and (b) the maximum dollar amount of cash or the Fair Market Value of Paired Shares that any individual may receive in any calendar year in respect of Performance Units may not exceed $10,000,000.

4.3. Calculating Shares Available. The Committee shall determine the appropriate method for determining the number of Company Common Shares available for grants of Awards under the Plan, subject to the following:

(a) Except as provided in Section 4.3(b), in connection with the granting of an Option, a Stock Appreciation Right (other than a Stock Appreciation Right related to an Option) or a Share Award, or the granting of an Award of Restricted Stock Units, Restricted Stock, Performance-Based Restricted Stock or Performance Share Units or the settlement of any Award of Performance Units, the number of Company Common Shares available under this Section 4 for the granting of further Awards shall be reduced by the number of Company Common Shares in respect of which the Award is granted, denominated or settled, as applicable.

(b) In the event that an Award is granted that, pursuant to the terms of the Award Agreement, cannot be settled in Paired Shares such that the Company would not issue the Company Common Shares in settlement of such Award, the aggregate number of Company Common Shares that may be made the subject of Awards under the Plan shall not be reduced. Any Company Common Shares related to an Award granted under this Plan that (i) terminates by expiration, forfeiture, cancellation or otherwise without the issuance of Company Common Shares, (ii) is settled in cash in lieu of Company Common Shares, or (iii) is exchanged with the Committee’s permission, prior to the issuance of Company Common Shares, for an Award pursuant to which no Company Common Shares may be issued, shall again be available for Awards under this Plan.

(c) The number of Company Common Shares tendered or withheld (i) to pay all or a portion of the Option Price of an Option granted under this Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under this Plan, shall become available again for grant under this Plan.

(d) Notwithstanding anything to the contrary, Awards made under the ESH REIT Long-Term Incentive Plan and which are approved by the Board or the Committee in accordance with Section 3.6(c) shall have the effect of reducing the number of Company Common Shares available for grants of Awards under the Plan.

4.4. Director Grant Limit. Except for grants made in connection with the Initial Public Offering, the maximum Fair Market Value of Paired Shares underlying an Award that any Director may receive in any calendar year may not exceed (i) $500,000 in respect of such Director’s services as a member of the Board and (ii) $500,000 in respect of such Director’s services as a member of the Board of ESH REIT, as applicable, which, in each case, shall be determined based upon the aggregate grant date fair value of Awards computed in accordance with FASB ASC Topic 718.

5. Stock Options.

5.1. Authority of Committee. Subject to Section 3.6, the Committee may grant Options to Eligible Individuals in accordance with the Plan, the terms and conditions of the grant of which shall be set forth in an Award Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any of its Subsidiaries on the date the Incentive Stock Option is granted. The terms and conditions of any grants of Options as set forth in an Award Agreement shall comply with Section 409A of the Code and all regulations and other guidance issued thereunder.

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5.2. Option Price. The Option Price or the manner in which the exercise price is to be determined for Paired Shares under each Option shall be determined by the Committee and set forth in the Award Agreement; provided, however, that the exercise price per Paired Share under each Option shall not be less than the greater of (i) the par value of a Paired Share and (ii) 100% of the Fair Market Value of a Paired Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder).

5.3. Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine; provided, however that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, further, however, that unless the Committee provides otherwise, an Option (other than an Incentive Stock Option) may, upon the death of the Participant prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Participant’s death, even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the period within which the Option may be exercised (including following a Participant’s Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the Option could have been exercised and the 10th anniversary of the date of grant of the Option.

5.4. Vesting. The Committee shall determine and set forth in the applicable Award Agreement the time or times at which an Option shall become vested and exercisable. To the extent not exercised, vested installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

5.5. Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Paired Shares with respect to which Incentive Stock Options granted under the Plan and “incentive stock options” (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.5) are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, unless otherwise required by applicable law, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

5.6. Method of Exercise. The exercise of an Option shall be made only by giving notice in the form and to the Person designated by the Company, specifying the number of Paired Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Award Agreement pursuant to which the Option was granted. The Option Price for any Paired Shares purchased pursuant to the exercise of an Option shall be paid in any or any combination of the following forms: (a) cash or its equivalent (e.g., a check) or (b) if permitted by the Committee, (i) the transfer, either actually or by attestation, to the Company of Paired Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee, (ii) the withholding of Paired Shares otherwise issuable upon exercise of the Option, such withholding to be upon such terms and conditions as determined by the Committee or (c) in the form of other property as determined by the Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Committee. If requested by the Committee, the Participant shall deliver the Award Agreement evidencing the Option to the Company, which shall endorse thereon a notation of such exercise and return such Award Agreement to the Participant. No fractional Paired Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Paired Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Paired Shares.

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5.7. Rights of Participants. No Participant shall be deemed for any purpose to be the owner of any Paired Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Company Common Shares and ESH REIT shall have issued and delivered REIT Shares (whether or not certificated) to the Participant, a securities broker acting on behalf of the Participant or such other nominee of the Participant and (c) the Participant’s name, or the name of his or her broker or other nominee, shall have been entered as a shareholder of record on the books of the Company and ESH REIT. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Paired Shares, subject to such terms and conditions as may be set forth in the applicable Award Agreement.

5.8. Effect of Change in Control. Any specific terms applicable to an Option in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

6. Stock Appreciation Rights.

6.1. Grant. Subject to Section 3.6, the Committee may grant Stock Appreciation Rights to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Notwithstanding anything to the contrary, the Committee may only grant Stock Appreciation Rights to the extent that the terms and conditions of any such grants of Stock Appreciation Rights as set forth in an Award Agreement shall comply with Section 409A of the Code and all regulations and other guidance issued thereunder.

6.2. Terms; Duration. Stock Appreciation Rights shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; provided, however, that unless the Committee provides otherwise, a Stock Appreciation Right may, upon the death of the Participant prior to the expiration of the Award, be exercised for up to one (1) year following the date of the Participant’s death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right is granted. The Committee may, subsequent to the granting of any Stock Appreciation Right, extend the period within which the Stock Appreciation Right may be exercised (including following a Participant’s Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the Stock Appreciation Right could have been exercised and the 10th anniversary of the date of grant of the Stock Appreciation Right.

6.3. Amount Payable. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Paired Share on the last business day preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Paired Share on the date the Stock Appreciation Right was granted (the “Base Price”) by (ii) the number of Paired Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement evidencing the Stock Appreciation Right at the time it is granted.

6.4. Method of Exercise. Stock Appreciation Rights shall be exercised by a Participant only by giving notice in the form and to the Person designated by the Company, specifying the number of Paired Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Participant shall deliver the Award Agreement evidencing the Stock Appreciation Right being exercised, which shall endorse thereon a notation of such exercise and return such Award Agreement to the Participant.

6.5. Form of Payment. Payment of the amount payable upon exercise of a Stock Appreciation Right may be made in the discretion of the Committee solely in whole Paired Shares in a number determined at their Fair Market Value on the last business day preceding the date of exercise of the Stock Appreciation Right, solely in cash or in a combination of cash and Paired Shares. If the Committee decides to make full payment in Paired

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Shares and the amount payable results in a fractional Paired Share, payment for the fractional Paired Share will be made in cash.

6.6. Effect of Change in Control. Any specific terms applicable to a Stock Appreciation Right in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

7. Dividend Equivalent Rights.

Subject to Section 3.6, the Committee may grant Dividend Equivalent Rights, either in tandem with an Award or as a separate Award, to Eligible Individuals in accordance with the Plan. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Award Agreement evidencing the Award. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or, if applicable, deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Paired Shares or deemed (notionally) to be reinvested in Paired Shares. Dividend Equivalent Rights may be settled in cash or Paired Shares or a combination thereof, in a single installment or multiple installments, as determined by the Committee. The terms and conditions of any grants of Dividend Equivalent Rights as set forth in an Award Agreement shall comply with Section 409A of the Code and all regulations and other guidance issued thereunder.

8. Restricted Stock; Restricted Stock Units.

8.1. Restricted Stock. Subject to Section 3.6, the Committee may grant Awards of Restricted Stock to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each Award Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Award Agreements may require that an appropriate legend be placed on Paired Share certificates. Paired Shares in a book entry account in Participant’s name may have appropriate stop transfer instructions to the account custodian, administrator or the Company’s corporate secretary as determined by the Committee in its sole discretion. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 8.1.

(a) Rights of Participant. Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted provided that the Participant has executed an Award Agreement evidencing the Award and any other documents which the Committee may require as a condition to the issuance of such Paired Shares. At the discretion of the Committee, Paired Shares issued in connection with an Award of Restricted Stock may be held in escrow by an agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Agreement, upon the issuance of the Paired Shares, the Participant shall have all of the rights of a shareholder with respect to such Paired Shares, including the right to vote the Paired Shares and to receive all dividends or other distributions paid or made with respect to the Paired Shares.

(b) Terms and Conditions. Each Award Agreement shall specify the number of shares of Restricted Stock to which it relates, the conditions which must be satisfied in order for the Restricted Stock to vest and the circumstances under which the Award will be forfeited.

(c) Delivery of Shares. Upon the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate or evidence of book entry Paired Shares to be delivered to the Participant with respect to such shares of Restricted Stock, free of all restrictions hereunder.

(d) Treatment of Dividends. At the time an Award of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Participant of dividends, or a specified portion

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thereof, declared or paid on such Paired Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Paired Shares and (ii) held by the Company for the account of the Participant until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Paired Shares (which shall be held as additional shares of Restricted Stock) or held in cash. Payment of deferred dividends in respect of shares of Restricted Stock (whether held in cash or as additional shares of Restricted Stock), shall be made upon the lapsing of restrictions imposed on the shares of Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any shares of Restricted Stock shall be forfeited upon the forfeiture of such shares of Restricted Stock.

(e) Effect of Change in Control. Any specific terms applicable to Restricted Stock in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

8.2. Restricted Stock Unit Awards. Subject to Section 3.6, the Committee may grant Awards of Restricted Stock Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each such Award Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine. Awards of Restricted Stock Units shall be subject to the terms and provisions set forth below in this Section 8.2.

(a) Payment of Awards. Each Restricted Stock Unit shall represent the right of the Participant to receive a payment upon vesting of the Restricted Stock Unit or on any later date specified by the Committee of an amount equal to the Fair Market Value of a Paired Share as of the date the Restricted Stock Unit becomes vested or such other date as determined by the Committee at the time the Restricted Stock Unit is granted. The Committee may, at the time a Restricted Stock Unit is granted, provide a limitation on the amount payable in respect of each Restricted Stock Unit. The Committee may provide for the settlement of Restricted Stock Units in cash or with Paired Shares having a Fair Market Value equal to the amount to which the Participant has become entitled or a combination thereof.

(b) Effect of Change in Control. Any specific terms applicable to Restricted Stock Units in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

9. Performance Awards.

9.1. Performance Units and Performance Share Units. Subject to Section 3.6, the Committee may grant Awards of Performance Units and/or Performance Share Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement.

(a) Performance Units. Performance Units shall be denominated in a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable Performance Period), represent the right to receive payment as provided in Sections 9.1(c) and (d) of the specified dollar amount or a percentage of the specified dollar amount depending on the level of Performance Objective attained; provided, however, that the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit.

(b) Performance Share Units. Performance Share Units shall be denominated in Paired Shares and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting conditions as may be determined by the Committee, (including without limitation, a continued employment requirement following the end of the applicable Performance Period), represent the right to receive payment as provided in Sections 9.1(c) and (d) of the Fair Market Value of a Paired Share on the date the Performance Share Unit was granted, the date the Performance Share Unit became vested or any

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other date specified by the Committee or a percentage of such amount depending on the level of Performance Objective attained; provided, however, that the Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit.

(c) Terms and Conditions; Vesting and Forfeiture. Each Award Agreement shall specify the number of Performance Units or Performance Share Units to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the of Performance Units or Performance Share Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited; provided, however, that no Performance Cycle for Performance Units or Performance Share Units shall be less than one (1) year.

(d) Payment of Awards. Subject to Section 9.3(c), payment to Participants in respect of vested Performance Share Units and Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates or at such other time or times as the Committee may determine that the Award has become vested. Such payments may be made entirely in Paired Shares valued at their Fair Market Value, entirely in cash or in such combination of Paired Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in shares of Restricted Stock, the Committee must determine the extent to which such payment will be in shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

9.2. Performance-Based Restricted Stock. Subject to Section 3.6, the Committee, may grant Awards of Performance-Based Restricted Stock to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each Award Agreement may require that an appropriate legend be placed on Paired Share certificates. Paired Shares in a book entry account in Participant’s name may have appropriate stop transfer instructions to the account custodian, administrator or the Company’s corporate secretary as determined by the Committee in its sole discretion. Awards of Performance-Based Restricted Stock shall be subject to the following terms and provisions:

(a) Rights of Participant. Performance-Based Restricted Stock shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted or at such other time or times as the Committee may determine; provided, however, that no Performance-Based Restricted Stock shall be issued until the Participant has executed an Award Agreement evidencing the Award, and any other documents which the Committee may require as a condition to the issuance of such Performance-Based Restricted Stock. At the discretion of the Committee, Paired Shares issued in connection with an Award of Performance-Based Restricted Stock may be held in escrow by an agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Agreement, upon issuance of the Paired Shares, the Participant shall have all of the rights of a shareholder with respect to such Paired Shares, including the right to vote the Paired Shares and to receive all dividends or other distributions paid or made with respect to the Paired Shares.

(b) Terms and Conditions. Each Award Agreement shall specify the number of shares of Performance-Based Restricted Stock to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance-Based Restricted Stock to vest, the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited; provided, however, that no Performance Cycle for Performance-Based Restricted Stock shall be less than one (1) year.

(c) Treatment of Dividends. At the time the Award of Performance-Based Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on Paired Shares represented by such Award which have been issued by the Company to the Participant shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance-Based Restricted Stock and (ii) held by the Company for the account of the Participant until such time. In the event that dividends are to be deferred, the Committee shall determine

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whether such dividends are to be reinvested in Paired Shares (which shall be held as additional shares of Performance-Based Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited interest on the amount of the account at such times and at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of shares of Performance-Based Restricted Stock (whether held in cash or in additional Paired Shares of Performance-Based Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance-Based Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance-Based Restricted Stock shall be forfeited upon the forfeiture of such Performance-Based Restricted Stock.

(d) Delivery of Shares. Upon the lapse of the restrictions on shares of Performance-Based Restricted Stock awarded hereunder, the Committee shall cause a stock certificate or evidence of book entry Paired Shares to be delivered to the Participant with respect to such Paired Shares, free of all restrictions hereunder.

9.3. Performance Objectives.

(a) Establishment. With respect to any Performance Awards intended to constitute Performance-Based Compensation, Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per share, (ii) operating income, (iii) return on equity or assets, (iv) cash flow, (v) net cash flow, (vi) cash flow from operations; (vii) earnings before interest, taxes, depreciation and amortization (EBITDA), (viii) increased revenues, (ix) revenue ratios; (x) cost reductions; (xi) cost ratios; (xii) overall revenue or sales growth, (xiii) expense reduction or management, (xiv) market position, (xv) total shareholder return, (xvi) return on investment, (xvii) earnings before interest and taxes (EBIT), (xviii) net income, (xix) return on net assets, (xx) economic value added, (xxi) shareholder value added, (xxii) cash flow return on investment, (xxiii) net operating profit, (xxiv) net operating profit after tax, (xxv) return on capital, (xxvi) return on invested capital or (xxvii) any combination of the foregoing. With respect to Performance Awards not intended to constitute Performance-Based Compensation, Performance Objectives may be based on any of the foregoing or any other performance criteria as may be established by the Committee. Performance Objectives may be in respect of the performance of the Company, any of its Operating Units or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. In the case of a Performance Award which is intended to constitute Performance-Based Compensation, the Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed and (ii) the date which is ninety (90) days after the commencement of the Performance Cycle and in any event while the performance relating to the Performance Objectives remains substantially uncertain.

(b) Effect of Certain Events. The Committee may, at the time the Performance Objectives in respect of a Performance Award are established, provide for the manner in which performance will be measured against the Performance Objectives to reflect the impact of specified events, including any one or more of the following with respect to the Performance Period (i) the gain, loss, income or expense resulting from changes in accounting principles or tax laws that become effective during the Performance Period; (ii) the gain, loss, income or expense reported publicly by the Company with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence; (iii) the gains or losses resulting from and the direct expenses incurred in connection with, the disposition of a business, or the sale of investments or non-core assets; (iv) the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; or (v) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. The events may relate to the Company as a whole or to any part of the Company’s business or operations, as determined by the Committee at the time the Performance Objectives are established. Any adjustments based on the effect of certain events are to be determined in accordance with generally accepted accounting principles and

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standards, unless another objective method of measurement is designated by the Committee and, in respect of Performance Awards intended to constitute Performance-Based Compensation, such adjustments shall be permitted only to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder without adversely affecting the treatment of any Performance Award as Performance-Based Compensation.

(c) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance-Based Compensation. In respect of a Performance Award, the Committee may, in its sole discretion, reduce the amount of cash paid or number of Paired Shares to be issued or that have been issued and that become vested or on which restrictions lapse. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to any Performance Award intended to constitute Performance-Based Compensation if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as Performance-Based Compensation.

(d) Effect of Change in Control. Any specific terms applicable to a Performance Award in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

10. Share Awards.

Subject to Section 3.6, the Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

11. Effect of Termination of Employment; Transferability.

11.1. Termination. The Award Agreement evidencing the grant of each Award shall set forth the terms and conditions applicable to such Award upon Termination, which shall be as the Committee may, in its discretion, determine at the time the Award is granted or at anytime thereafter, and which terms and conditions may include provisions regarding the treatment of an Award in the event of a Termination by reason of a divestiture of any Subsidiary or Division or other assets of the Company or any Subsidiary.

11.2. Transferability of Awards and Paired Shares.

(a) Non-Transferability of Awards. Except as set forth in Section 11.2(c) or (d) or as otherwise permitted by the Committee and as set forth in the applicable Award Agreement, either at the time of grant or at anytime thereafter, no Award shall be (i) sold, transferred or otherwise disposed of, (ii) pledged or otherwise hypothecated or (iii) subject to attachment, execution or levy of any kind; and any purported transfer, pledge, hypothecation, attachment, execution or levy in violation of this Section 11.2 shall be null and void.

(b) Restrictions on Paired Shares. The Committee may impose such restrictions on any Paired Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, restrictions under the requirements of any stock exchange or market upon which such Paired Shares are then listed or traded and restrictions under any blue sky or state securities laws applicable to such Paired Shares.

(c) Transfers By Will or by Laws of Descent or Distribution. Any Award may be transferred by will or by the laws of descent or distribution; provided, however, that (i) any transferred Award will be subject to all of the same terms and conditions as provided in the Plan and the applicable Award Agreement;

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and (ii) the Participant’s estate or beneficiary appointed in accordance with this Section 11.2(c) will remain liable for any withholding tax that may be imposed by any federal, state or local tax authority.

(d) Beneficiary Designation. Each Participant may, from time to time, name one or more individuals (each, a “Beneficiary”) to whom any benefit under the Plan is to be paid or who may exercise any rights of the Participant under any Award granted under the Plan in the event of the Participant’s death before he or she receives any or all of such benefit or exercises such Award. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits under Awards remaining unpaid at the Participant’s death and rights to be exercised following the Participant’s death shall be paid to or exercised by the Participant’s estate.

12. Adjustment upon Changes in Capitalization.

12.1. In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (a) the maximum number of Company Common Shares or other stock or securities with respect to which Awards may be granted under the Plan, (b) the maximum number of Company Common Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options, (c) the maximum number of Company Common Shares or other stock or securities with respect to which Awards may be granted to any Eligible Individual in any calendar year (including the individual participant limits set forth in Section 4.2), (d) the number of Paired Shares, Company Common Shares or other stock or securities, cash or other property which are subject to outstanding Awards granted under the Plan and the exercise price therefore, if applicable, and (e) the Performance Objectives.

12.2. Any such adjustment in the Company Common Shares or other stock or securities (a) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code, (b) subject to outstanding Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Awards as Performance-Based Compensation and (c) with respect to any Award that is not subject to Section 409A of the Code, in a manner that would not subject the Award to Section 409A of the Code and, with respect to any Award that is subject to Section 409A of the Code, in a manner that complies with Section 409A of the Code and all regulations and other guidance issued thereunder.

12.3. If, by reason of a Change in Capitalization, pursuant to an Award, a Participant shall be entitled to, or shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Paired Shares subject to the Award, prior to such Change in Capitalization.

13. Effect of Certain Transactions.

13.1. Except as otherwise provided in the applicable Award Agreement, in connection with a Corporate Transaction, either:

(a) outstanding Awards shall, unless otherwise provided in connection with the Corporate Transaction, continue following the Corporate Transaction and shall be adjusted if and as provided for in the agreement or plan (in the case of a liquidation or dissolution) entered into or adopted in connection with the Corporate Transaction (the “Transaction Agreement”), which may include, in the sole discretion of the Committee or the parties to the Corporate Transaction, the assumption or continuation of such Awards by, or the substitution for such Awards of new awards of, the surviving, successor or resulting entity, or a parent or subsidiary thereof, or the Company or ESH REIT with such adjustments as to the number and kind of

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shares or other securities or property subject to such new awards, exercise prices and other terms of such new awards as the Committee or the parties to the Corporate Transaction shall agree, or

(b) outstanding Awards shall terminate upon the consummation of the Corporate Transaction; provided, however, that vested Awards shall not be terminated without:

(i) in the case of vested Options and Stock Appreciation Rights (including those Options and Stock Appreciation Rights that would become vested upon the consummation of the Corporate Transaction), (1) providing the holders of affected Options and Stock Appreciation Rights a period of at least fifteen (15) calendar days prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights, or (2) providing the holders of affected Options and Stock Appreciation Rights payment (in cash or other consideration upon or immediately following the consummation of the Corporate Transaction, or, to the extent permitted by Section 409A of the Code, on a deferred basis) in respect of each Paired Share covered by the Option or Stock Appreciation Rights being cancelled an amount equal to the excess, if any, of the per Paired Share price to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in good faith) over the Option Price of the Option or the Base Price of the Stock Appreciation Rights, or

(ii) in the case vested Awards other than Options or Stock Appreciation Rights (including those Awards that would become vested upon the consummation of the Corporate Transaction), providing the holders of affected Awards payment (in cash or other consideration upon or immediately following the consummation of the Corporate Transaction, or, to the extent permitted by Section 409A of the Code, on a deferred basis) in respect of each Paired Share covered by the Award being cancelled of the per Paired Share price to be paid or distributed to stockholders in the Corporate Transaction, in each case with the value of any non-cash consideration to be determined by the Committee in good faith.

(c) For the avoidance of doubt, if the amount determined pursuant to clause (b)(i)(2) above is zero or less, the affected Option or Stock Appreciation Rights may be cancelled without any payment therefor.

13.2. Without limiting the generality of the foregoing or being construed as requiring any such action, in connection with any such Corporate Transaction the Committee may, in its sole and absolute discretion (but subject to Section 3.6), cause any of the following actions to be taken effective upon or at any time prior to any Corporate Transaction (and any such action may be made contingent upon the occurrence of the Corporate Transaction):

(a) cause any or all unvested Options and Stock Appreciation Rights to become fully vested and immediately exercisable (as applicable) and/or provide the holders of such Options and Stock Appreciation Rights a reasonable period of time prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights;

(b) with respect to unvested Options and Stock Appreciation Rights that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Paired Share covered by the Option or Stock Appreciation Right being terminated in an amount equal to all or a portion of the excess, if any, of the per Paired Share price to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in good faith) over the exercise price of the Option or the Base Price of the Stock Appreciation Right, which may be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the Corporate Transaction or, to the extent permitted by Section 409A of the Code, at such other time or times as the Committee may determine; and

(c) with respect to unvested Awards (other than Options or Stock Appreciation Rights) that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Paired Share covered by the Award being terminated in an

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amount equal to all or a portion of the per Paired Share price to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in good faith), which may be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the Corporate Transaction or, to the extent permitted by Section 409A of the Code, at such other time or times as the Committee may determine.

13.3.

(a) Notwithstanding anything to the contrary, the Committee may, in its sole discretion, provide in the Transaction Agreement or otherwise for different treatment for different Awards or Awards held by different Participants and, where alternative treatment is available for a Participant’s Awards, may allow the Participant to choose which treatment shall apply to such Participant’s Awards.

(b) Any action permitted under this Section 13 may be taken without the need for the consent of any Participant. To the extent a Corporate Transaction also constitutes a Change in Capitalization and action is taken pursuant to this Section 13 with respect to an outstanding Award, such action shall conclusively determine the treatment of such Award in connection with such Corporate Transaction notwithstanding any provision of the Plan to the contrary (including Section 12).

(c) To the extent the Committee chooses to make payments to affected Participants pursuant to Section 13.1(b)(i)(2) or (ii) or Section 13.2(b) or (c) above, any Participant who has not returned any letter of transmittal or similar acknowledgment that the Committee requires be signed in connection with such payment within the time period established by the Committee for returning any such letter or similar acknowledgement shall forfeit his or her right to any payment and his or her associated Awards may be cancelled without any payment therefor.

14. Interpretation.

14.1. Section 16 Compliance. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

14.2. Compliance with Section 409A. All Awards granted under the Plan are intended either not to be subject to Section 409A of the Code or, if subject to Section 409A of the Code, to be administered, operated and construed in compliance with Section 409A of the Code and all regulations and other guidance issued thereunder. Notwithstanding this or any other provision of the Plan to the contrary, the Committee may amend the Plan or any Award granted hereunder in any manner or take any other action that it determines, in its sole discretion, is necessary, appropriate or advisable (including replacing any Award) to cause the Plan or any Award granted hereunder to comply with Section 409A of the Code and all regulations and other guidance issued thereunder or to not be subject to Section 409A of the Code. Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A of the Code and shall be final, binding and conclusive on all Eligible Individuals and other individuals having or claiming any right or interest under the Plan.

14.3. Section 162(m); Performance-Based Compensation Awards. Unless otherwise determined by the Committee at the time of grant, each Option, Stock Appreciation Right and Performance Award granted to an Eligible Individual who is also a Covered Employee is intended to constitute Performance-Based Compensation. If any provision of the Plan or any Award Agreement relating to an Award that is intended to constitute Performance-Based Compensation does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements and, in the case of any Performance Award, no provision of the Plan or any Award Agreement shall be deemed to confer upon the

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Committee any discretion to increase the amount of compensation otherwise payable in connection with any such Award upon the attainment of the Performance Objectives.

15. Effective Date and Term. The Plan was effective as of November 12, 2013 (the “Effective Date”), the date it was initially adopted by the Board. This amended and restated Plan shall be effective as of April 10, 2015 (the “Restatement Effective Date”), subject to approval of the Company’s stockholders within twelve (12) months after the Restatement Effective Date. The Plan shall terminate on the Plan Termination Date and no Award shall be granted after that date. The applicable terms of the Plan and any terms and conditions applicable to Awards granted prior to the Plan Termination Date shall survive the termination of the Plan and continue to apply to such Awards.

16. Plan Termination and Amendment; Modification of Awards.

16.1. Plan Amendment or Plan Termination. The Board may earlier terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

(a) no such amendment, modification, suspension or termination shall impair or adversely alter any Awards theretofore granted under the Plan, except with the consent of the Participant, nor shall any amendment, modification, suspension or termination deprive any Participant of any Paired Shares which he or she may have acquired through or as a result of the Plan; and

(b) to the extent necessary under any applicable law, regulation or exchange requirement, no other amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

16.2. Modification of Awards. No modification of an Award shall adversely alter or impair any rights or obligations under the Award without the consent of the Participant.

17. Non-Exclusivity of the Plan.

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

18. Limitation of Liability.

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a) give any person any right to be granted an Award other than at the sole discretion of the Committee;

(b) limit in any way the right of the Company or any of its Subsidiaries to terminate the employment of or the provision of services by any person at any time;

(c) be evidence of any agreement or understanding, express or implied, that the Company will pay any person at any particular rate of compensation or for any particular period of time; or

(d) be evidence of any agreement or understanding, express or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

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19. Regulations and Other Approvals; Governing Law.

19.1. Governing Law. Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

19.2. Compliance with Law.

(a) The obligation of the Company to sell or deliver Company Common Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

(c) Each grant of an Award and the issuance of Company Common Shares by the Company and Class B REIT Shares by ESH REIT or other settlement of the Award is subject to compliance with all applicable federal, state and foreign law. Further, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Paired Shares issuable by each of the Company and ESH REIT pursuant to the Plan is required by any securities exchange or under any federal, state or foreign law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Company Common Shares by the Company and REIT Shares by ESH REIT, no Awards shall be or shall be deemed to be granted or payment made or Company Common Shares issued by the Company or Class B REIT Shares issued by ESH REIT, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions that are not acceptable to the Committee. Any person exercising an Option or receiving Paired Shares in connection with any other Award shall make such representations and agreements and furnish such information as the Board or Committee may request to assure compliance with the foregoing or any other applicable legal requirements.

19.3. Transfers of Plan Acquired Paired Shares. Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event that the disposition of Paired Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Paired Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations promulgated thereunder. The Committee may require any individual receiving Paired Shares pursuant to an Award granted under the Plan, as a condition precedent to receipt of such Paired Shares, to represent and warrant to the Company in writing that the Paired Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Paired Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

20. Miscellaneous.

20.1. Forfeiture Events; Clawback. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, clawback or recoupment upon the occurrence of certain specified events or as required by law, in addition to any otherwise applicable forfeiture provisions that apply to the Award.

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20.2. Multiple Agreements. The terms of each Award may differ from other Awards granted under the Plan at the same time or at some other time. The Committee may also grant more than one Award to a given Eligible Individual during the term of the Plan, either in addition to or, subject to Section 3.5, in substitution for one or more Awards previously granted to that Eligible Individual.

20.3. Withholding of Taxes.

(a) The Company or any of its Subsidiaries, including ESH REIT, may withhold from any payment of cash or Paired Shares to a Participant or other person under the Plan an amount sufficient to cover any withholding taxes which may become required with respect to such payment or take any other action it deems necessary to satisfy any income or other tax withholding requirements as a result of the grant or exercise of any Award under the Plan. The Company or any of its Subsidiaries shall have the right to require the payment of any such taxes and require that any person furnish information deemed necessary by the Company or any of its Subsidiaries to meet any tax reporting obligation as a condition to exercise or before making any payment or the issuance or release of any Paired Shares pursuant to an Award. If specified in an Award Agreement at the time of grant or otherwise approved by the Committee, a Participant may, in satisfaction of his or her obligation to pay withholding taxes in connection with the exercise, vesting or other settlement of an Award, elect to (i) make a cash payment to the Company, (ii) have withheld a portion of the Paired Shares then issuable to him or her from both the Company and ESH REIT or (iii) surrender Paired Shares owned by the Participant prior to the exercise, vesting or other settlement of an Award, in each case having an aggregate Fair Market Value equal to the withholding taxes to each of the Company and ESH REIT.

(b) If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Paired Share or Paired Shares issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Paired Share or Paired Shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

20.4. Plan Unfunded. The Plan shall be unfunded. Except for reserving a sufficient number of authorized Paired Shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Award granted under the Plan.

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Appendix B

EXTENDED STAY AMERICA, INC.

ANNUAL INCENTIVE PLAN

(Effective April 10, 2015)

1. Purpose

The purpose of the Annual Incentive Plan is to enhance the Company’s ability to attract, motivate, reward and retain employees, to strengthen their commitment to the success of the Company and to align their interests with those of the Company’s stockholders by providing additional compensation to designated employees of the Company based on the achievement of performance objectives. To this end, the Annual Incentive Plan provides a means of annually rewarding participants primarily based on the performance of the Company and its Operating Units.

2. Definitions

(a) “Award” shall mean the right granted to a Participant under the Plan to earn an incentive award for any Performance Period.

(b) “Base Salary” shall mean the Participant’s annual base salary at the rate in effect at the end of the applicable Performance Period. Annual base salary does not include (i) Awards under the Plan, (ii) long-term incentive awards, (iii) signing bonuses or any similar bonuses, or (iv) nonrecurring earnings such as moving expenses. Base Salary is determined before reductions for contributions under Sections 125 or 401(k) of the Code.

(a) “Blackstone” means Blackstone Real Estate Partners VI L.P. and its affiliates.

(b) “Board” shall mean the Board of Directors of the Company.

(a) “Centerbridge” means Centerbridge Partners, LP and its affiliates.

(b) “CEO” shall mean the Chief Executive Officer of the Company.

(c) “Change in Control” means the occurrence of any of the following:

(i) An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any Person, immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the Company’s then-outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this Section 2.7(a), the acquisition of Voting Securities in a Non-Control Acquisition (as hereinafter defined) shall not constitute a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (B) the Company or any Related Entity, (C) any of the Principal Stockholders, or (D) any Person in connection with a Non-Control Transaction (as hereinafter defined);

(ii) The individuals who, as of the effective date of this Plan are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Proxy Contest;

(iii) The consummation of:

(A) A merger, consolidation or reorganization (x) with or into the Company or (y) in which securities of the Company are issued (a “Merger”), unless such Merger is a Non-Control Transaction. A “Non-Control Transaction” shall mean a Merger in which:

(1) the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least a majority of the combined voting power of the outstanding voting securities of (1) the corporation resulting from such Merger (the “Surviving Corporation”), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a “Parent Corporation”), or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

(2) the individuals who were members of the Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (1) the Surviving Corporation, if there is no Parent Corporation, or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

(3) no Person other than (1) the Company or another corporation that is a party to the agreement of Merger, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by the Company or any Related Entity, (4) any Principal Stockholder or (5) any Person who, immediately prior to the Merger, had Beneficial Ownership of Voting Securities representing more than 50% of the combined voting power of the Company’s then-outstanding Voting Securities, has Beneficial Ownership, directly or indirectly, of 50% or more of the combined voting power of the outstanding voting securities of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

(B) A complete liquidation or dissolution of the Company; or

(C) The sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity or (y) the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and, after such acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean the Committee which administers the Plan as provided in Section 4.

(f) “Company” shall mean Extended Stay America, Inc., its successors and assigns.

(g) “Covered Person” shall mean, for any Performance Period, an Employee who (i) as of the beginning of the Performance Period is an officer subject to Section 16 of the 1934 Act, and (ii) prior to determining Target Awards for the Performance Period pursuant to Section 5(a) of the Plan, the Committee designates as a Covered Person for purposes of this Plan. If the Committee does not make the designation in clause (ii) for a Performance Period, all Employees described in clause (i) shall be deemed to be Covered Persons for purposes of this Plan.

(h) “Earned Amount” shall mean the amount payable pursuant to any Award that has been earned based on the extent to which the Performance Objectives and/or, if applicable, the Other Performance Measures are attained and before any adjustments that may be made by the Committee pursuant to the Plan.

(i) “Effective Date” shall mean April 10, 2015.

(j) “Employee” shall mean any person (including an officer) employed by the Company or any of its Subsidiaries on a full-time salaried basis.

(k) “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Operating Unit”, for any Performance Period, shall mean a division, Subsidiary, group, product line or product line grouping for which an income statement reflecting sales and operating income is produced.

(m) “Other Performance Measures” for any Performance Period, shall mean with respect to Participants (other than Covered Persons) any financial or non-financial performance measures, other than Performance Objectives, that the Committee may determine.

(n) “Participant” shall mean, for any Performance Period, an Employee selected to participate in the Plan for such Performance Period.

(o) “Paulson” means Paulson & Co. Inc. and its affiliates.

(p) “Performance-Based Compensation” shall mean any Award that is intended to constitute “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

(q) “Performance Objectives” for any Performance Period, may be expressed in terms of (i) earnings per share, (ii) operating income, (iii) return on equity or assets, (iv) cash flow, (v) net cash flow, (vi) cash flow from operations; (vii) earnings before interest, taxes, depreciation and amortization (EBITDA), (viii) increased revenues, (ix) revenue ratios; (x) cost reductions; (xi) cost ratios; (xii) overall revenue or sales growth, (xiii) expense reduction or management, (xiv) market position, (xv) total shareholder return, (xvi) return on investment, (xvii) earnings before interest and taxes (EBIT), (xviii) net income, (xix) return on net assets, (xx) economic value added, (xxi) shareholder value added, (xxii) cash flow return on investment, (xxiii) net operating profit, (xxiv) net operating profit after tax, (xxv) return on capital, (xxvi) return on invested capital or (xxvii) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Operating Units or any combination thereof. Performance Objectives may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.

(r) “Performance Period” shall mean the fiscal year of the Company or such time period designated by the Committee at the time that Performance Objectives and/or Other Performance Measures are established and during which the performance of the Company and/or Operating Units will be measured.

(s) “Person” shall mean a person within the meaning of Sections 13(d) and 14(d) of the 1934 Act.

(t) “Plan” shall mean this Extended Stay America, Inc. Annual Incentive Plan, as from time to time amended and in effect.

(u) “Principal Stockholders” include each of the Blackstone, Centerbridge and Paulson.

(v) “Subsidiary” shall mean a corporation or other entity with respect to which the Company owns at least 50% of the outstanding equity or other ownership interest of the corporation or other entity.

(w) “Target Award”, for any Participant with respect to any Performance Period, shall mean the Participant’s Base Salary multiplied by his or her Target Award Percentage.

(x) “Target Award Percentage” for any Participant with respect to any Performance Period, shall mean the percentage of the Participant’s Base Salary that the Participant would earn pursuant to an Award for that Performance Period if each of the Performance Objectives for that Performance Period were attained at a 100% level.

3. Eligibility

(a) Generally, all Employees are eligible to participate in the Plan for any Performance Period. However, participation may be limited to those Employees who, because of their significant impact on the current and future success of the Company, the Committee selects, in accordance with Section 5 of this Plan, to participate in the Plan for that Performance Period.

(b) If an Employee becomes a Participant during a Performance Period, such Participant may be granted an Award for that Performance Period which Award may be prorated based on the number of days that he or she is a Participant during that Performance Period; provided, that any payment in respect of such Award for a Covered Person who becomes a Participant after the latest date that Performance Objectives could be established for the Performance Period pursuant to Section 5(a) shall not be deemed to be Performance-Based Compensation.

4. Administration

(a) The Plan shall be administered by a Committee which, until the Board appoints a different Committee, shall be the Compensation Committee of the Board. Each member of the Committee shall be an “outside director” within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code; provided, that if, pursuant to Section 4(b), the Committee has delegated to a Manager Committee any authority or responsibility to administer the Plan with respect to Employees who are not Covered Persons, no member of the Manager Committee shall be required to be an “outside director.” For purposes of the preceding sentence, if one or more members of the Committee is not an “outside director” within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

(b) With respect to Employees who are not Covered Persons, the Committee may delegate to the one or more senior executives of the Company (any such executive or executives, a “Manager Committee”) the authority and responsibility to administer the Plan to the same extent as the Committee (or to such lesser extent as the Committee may provide) and if the Committee so delegates its authority and responsibility, references herein to the Committee shall be deemed to refer to the Manager Committee to the extent such authority and responsibility has been so delegated.

(c) The Committee shall have full authority to establish the rules and regulations relating to the Plan, to interpret the Plan and those rules and regulations, to select Participants in the Plan, to determine the Company’s and, if applicable, each Operating Unit’s Performance Objectives and Other Performance Measures and each Participant’s Target Award Percentage for each Performance Period, to approve all of the terms of Awards, to decide the facts in any case arising under the Plan and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate.

(d) The Committee may exercise its discretion under the Plan and the Awards granted hereunder, only to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of any amount payable pursuant to any Covered Person’s Award as Performance-Based Compensation. The Committee shall not be authorized to increase the Earned Amount of any Participant that is a Covered Person that would otherwise be payable pursuant to the terms of the Plan. However, the Committee may, in its sole discretion and at any time prior to the payment in respect of an Award, decrease the Earned Amount that would otherwise be payable to a Participant pursuant to the terms of the Plan.

(e) The Committee’s administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company, the Subsidiaries, their respective stockholders and all employees of the Company and the Subsidiaries, including the Participants and their respective beneficiaries.

5. Grants of Awards

(a) For each Performance Period, the Committee shall determine the Employees who shall be Participants for that Performance Period and determine the terms of each Participant’s Award. A Participant’s Award shall consist of (i) the Participant’s Target Award Percentage (and may include threshold and/or maximum Award percentages), (ii) the Performance Objectives and/or, if applicable, Other Performance Measures for the Performance Period and (iii) such other terms and conditions consistent with the provisions of the Plan as the Committee may determine. The Performance Objectives with respect to Covered Persons for any Performance Period shall be established in writing by the earlier of (A) the date on which one-quarter of the Performance Period has elapsed or (B) the date which is 90 days after the commencement of the Performance Period, and in any event while the performance relating to the Performance Objectives remains substantially uncertain).

(b) The Committee may determine that different Performance Objectives and/or Other Performance Measures are applicable to different Participants, groups of Participants, Operating Units or groups of Operating Units with respect to a specific Performance Period. The Committee may also establish a minimum threshold of Company and, if applicable, Operating Unit performance which must be achieved in order for any portion of an Award to be earned for that Performance Period.

(c) The Committee may at the time Performance Objectives and/or Other Performance Measures are established for a Performance Period, or at any time prior to the final determination of the Earned Amounts in respect of Awards for that Performance Period, (i) provide for the manner in which performance will be measured against the Performance Objectives and/or Other Performance Measures (e.g. by including or excluding specified items of income or expense) or (ii) adjust the Performance Objectives to reflect the impact of (A) any stock dividend or split, recapitalization, combination or exchange of shares or other similar changes in the Company’s stock, (B) specified corporate transactions (C) special charges, (D) foreign currency effects, (E) accounting or tax law changes and (F) other extraordinary or nonrecurring events; provided, that the foregoing shall be permitted only to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder without adversely affecting the treatment of any amount payable pursuant to any Award granted to a Covered Person as Performance-Based Compensation.

(d) The maximum amount that a Participant may receive for any Performance Period is $4,000,000.

(e) The Earned Amount in respect of Awards shall be determined in accordance with such formula or formulas determined by the Committee consistent with the provisions of this Plan.

6. Changes to the Target Award Percentage

The Committee, with respect to any Participant who is not a Covered Person, may, at any time prior to the final determination of the Earned Amount in respect of an Award, change the Target Award Percentage of the Participant or assign a different Target Award Percentage to the Participant to reflect any change in the Participant’s responsibility level or position during the course of the Performance Period, or for any other reason deemed appropriate by the Committee.

7. Payment of Awards

(a) As soon as practicable after the close of a Performance Period and prior to the payment in of any amount pursuant to of any Award that is intended to constitute Performance-Based Compensation, the Committee shall review the Company’s and the Operating Units’ performance for the Performance Period and certify in writing the extent to which the applicable Performance Objectives and/or Other Performance Measures have been satisfied. Subject to the provisions of Section 8 of the Plan, payment of the Earned Amount in respect of each Award shall be made in a single lump sum cash payment. The Committee shall certify in writing the Earned Amount in respect of each Covered Person’s Award prior to payment thereof. Payment of the Earned Amount in respect of an Award shall be made as soon as practicable following the Performance Period, but in no event later than two and one-half months following the end of the Performance Period.

(b) If for any Performance Period a minimum threshold of Company and/or Operating Unit performance is established and the Company’s and/or, if applicable, an Operating Unit’s actual performance as measured against that minimum threshold would otherwise result in no portion of a Participant’s Award for that Performance Period being earned, the Committee may, in its discretion, determine that payment in respect of that Award will be deemed to have been earned, in whole or in part, by applicable Participants (other than Covered Persons) for that Performance Period.

(c) The Committee may provide for the acceleration of the payment or other treatment of Awards for the Performance Period in which a Change in Control occurs. The accelerated payment may be the full amount that would have been payable in respect of such Awards determined as if the Performance Objectives have been attained at the target or maximum level, may be pro-rated based on the number of completed months in the Performance Period prior to the date of the Change in Control and may be based on the extent to which the Performance Objectives have been attained for the period through the date of the Change in Control. The Committee may also provide that a Participant whose employment terminates following a Change in Control but prior to the payment date in respect of Awards for the Performance Period may be entitled to payment in respect of his or her Award in an amount specified by the Committee. The determination by the Committee pursuant to this Section 7(c) may be made at the time Performance Objectives and/or Other Performance Measures are established for the applicable Performance Period or at any time prior to the Change in Control.

8. Limitations on Rights to Payment of Awards

(a) Except as determined by the Committee, no Participant shall have any right to receive payment in respect of an Award under the Plan for a Performance Period unless the Participant is in continuous employment with the Company or any of its Subsidiaries during the entire Performance Period and through the payment date of the Award for such Performance Period. The Committee, in its sole discretion, may determine that a Participant whose employment terminates prior to the payment date of the Award for a Performance Period or who was employed for less than the entire Performance Period may receive a prorated portion of the Earned Amount in respect of an Award, based on the number of days that the Participant was actively employed and performed services during such Performance Period; provided, however, that, with respect to a Covered Person

(other than a Covered Person who becomes a Participant pursuant to Section 3(b)), a prorated portion of the Earned Amount in respect of an Award may be paid only (i) based on actual performance with respect to the applicable Performance Objectives for such Performance Period and (ii) if the determination that such Covered Person shall be entitled to such a prorated portion is made by the Committee at the time that the Performance Objectives for the applicable Performance Period are established (or such determination had previously been made or the right to a prorated portion is provided in an agreement between the Company and the Covered Person).

(b) The Committee may, in its sole discretion and at any time prior to the payment in respect of an Award, decrease the Earned Amount that would otherwise be payable to a Participant pursuant to the terms of the Plan.

9. Payment to Estate

If the Participant dies prior to receiving any payment in respect of an Award, the amount payable under the Plan shall be paid to the Participant’s estate.

10. Amendment; Termination

The Committee may at any time amend (in whole or in part) or terminate this Plan; provided, however, that no such amendment or termination shall adversely affects any Participant’s rights to or interest in an Award granted prior to the date of the amendment or termination unless the Participant shall have agreed thereto.

11. Miscellaneous Provisions

(a) This Plan is not a contract between the Company and the Employees or the Participants. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Employee or any Participant any right to be retained in the employ of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is under any obligation to continue the Plan.

(b) A Participant’s right and interest under the Plan may not be assigned or transferred, except as provided in Section 9 of the Plan, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company’s sole discretion, the Company’s obligation under the Plan with respect to the Participant.

(c) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards.

(d) The Company shall have the right to deduct from the payment in respect of any Awards all taxes or other amounts required by law to be withheld.

(e) Nothing contained in the Plan shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board or committees thereof, to change the duties or the character of employment of any employee of the Company or any of its Subsidiaries or to remove the individual from the employment of the Company or any of its Subsidiaries at any time, all of which rights and powers are expressly reserved.

ESH HOSPITALITY, INC.

April 21, 2015

To the Shareholders of ESH Hospitality, Inc.:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of ESH Hospitality, Inc., on Thursday, May 21, 2015 at 11:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277.

At the Annual Meeting, you will be asked to (i) elect seven directors to our board of directors, (ii) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, (iii) approve the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan, and (iv) transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on the progress of our business and respond to comments and questions of general interest to our shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally.

We thank you for your continued support and interest in ESH Hospitality, Inc.

Sincerely,

James L. Donald	Douglas G. Geoga
Chief Executive Officer	Chairman of the Board

ESH HOSPITALITY, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(980) 345-1600

extendedstayamerica.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2015

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of ESH Hospitality, Inc. (“ESH REIT”) will be held on Thursday, May 21, 2015 at 11:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277, for the following purposes:

•	To elect seven directors to hold office until the 2016 annual meeting of shareholders or until their successors are duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as ESH REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

•	To approve the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan; and

•	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 10, 2015 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice and the enclosed Proxy Statement and Proxy Card are first being made available to shareholders on or about April 21, 2015.

By Order of the Board of Directors,

John R. Dent
General Counsel and Corporate Secretary

Charlotte, North Carolina

April 21, 2015

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice of Meeting, Proxy Statement, Proxy Card and 2014 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2014, are available at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ESH HOSPITALITY, INC.

ESH HOSPITALITY, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2015

GENERAL

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of ESH Hospitality, Inc., a Delaware corporation, of proxies to be voted at our 2015 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). We will hold the Annual Meeting at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277 on Thursday, May 21, 2015, at 11:00 a.m. (Eastern Time). Unless the context otherwise requires, all references in this Proxy Statement to “ESH REIT,” “we,” “us,” and “our” refer to ESH Hospitality, Inc. and its subsidiaries. All references in this Proxy Statement to the “Company” refer to Extended Stay America, Inc. (the “Corporation”), ESH REIT and their subsidiaries considered as a single enterprise.

Our telephone number is (980) 345-1600, and our mailing address is 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. Our website is located at www.extendedstayamerica.com. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. The Notice of Meeting, Proxy Statement, Proxy Card and 2014 Annual Report, which includes our combined annual report on Form 10-K for the year ended December  31, 2014, are available at www.proxyvote.com.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

At the Annual Meeting, you will consider and vote upon:

•	The election of the 7 director nominees identified in this Proxy Statement;

•	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015;

•	The approval of the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan; and

•	The transaction of any other business as may properly come before the Annual Meeting or any reconvened meeting after an adjournment.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

You are receiving these materials because at the close of business on April 10, 2015 (the “Record Date”), you owned shares of ESH REIT’s voting stock. All shareholders of record on the Record Date are entitled to attend and vote at the Annual Meeting.

We have two classes of capital stock that are entitled to vote at the annual meeting: ESH REIT Class B common stock, $0.01 par value per share, and ESH REIT Class A common stock, $0.01 par value per share. Each share of ESH REIT Class B common stock is attached to and trades as a single unit with a share of common stock of the Corporation, par value $0.01 per share, (each, a “Paired Share”). Shares of the ESH REIT Class A common stock are owned by the Corporation and are not currently, and are not expected to be, registered for public sale or listed on the New York Stock Exchange (“NYSE”) or any other securities exchange.

As of the Record Date, we had 204,603,940 shares of ESH REIT Class B common stock outstanding and 250,493,583 shares of ESH REIT Class A common stock outstanding, representing approximately 55% of ESH REIT’s total outstanding common stock. With respect to all of the matters submitted for vote at the Annual Meeting, each share of ESH REIT Class B common stock is entitled to one vote and each share of ESH REIT Class A common stock is entitled to one vote. The ESH REIT Class B common stock and ESH REIT Class A common stock will vote as a single class on each of the matters submitted at the Annual Meeting.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for director and other matters to be voted on at the Annual Meeting. It also explains the voting process and requirements; describes the compensation of the principal executive officer, the principal financial officer, the other most highly compensated officer, the former Chief Financial Officer and former Chief Legal Officer and Secretary (collectively referred to as our “named executive officers”); describes the compensation of our directors; and provides certain other information that SEC rules require.

What shares are included on my proxy card?

You will receive one proxy card for all the shares of common stock that you hold as a shareholder of record (in certificate form or in book-entry form).

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:

Proposal	How may I vote?	How does the Board recommend that I vote?
1. The election of the 7 director nominees identified in this Proxy Statement each for a one-year term.	You may: (i) vote FOR the election of all nominees named herein; (ii) withhold authority to vote for all such nominees; or (iii) vote FOR the election of all such nominees other than any	The Board recommends that you vote FOR all seven of the director nominees.

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Proposal	How may I vote?	How does the Board recommend that I vote?

nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015.	You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2015.

3.The approval of the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan.	You may vote FOR or AGAINST the approval of the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval of the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with ESH REIT’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. The full set of proxy materials would have been sent directly to you.

If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The full set of proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions on the enclosed form of proxy for voting by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How do I vote if I am a shareholder of record?

As a shareholder of record, you may vote your shares in any one of the following ways:

•	Call the toll-free number shown on the proxy card;

•	Vote on the Internet on the website shown on the proxy card;

•	Mark, sign, date, and return the enclosed proxy card in the postage-paid envelope; or

•	Vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone will not affect your right to attend the Annual Meeting and vote in person.

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How do I vote if I am a beneficial owner?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting as described in the previous question. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 10, 2015, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (980) 345-1600 to obtain directions to vote in person at the Annual Meeting.

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

•	written notice of revocation to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277;

•	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone; or

•	attending the Annual Meeting and voting in person by ballot.

If you are a beneficial owner of shares but not the record holder, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the Internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

•	FOR the election of the director nominees.

•	FOR the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015.

•	FOR the approval of the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan.

What votes need to be present to hold the Annual Meeting?

Under our Bylaws, a quorum will exist at the Annual Meeting if shareholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Shareholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum. Abstentions are counted as

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“present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum so long as there is at least one matter that a broker may vote on without specific instructions from a beneficial owner. See “What is the effect of broker non-votes?” below.

How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee. For all other proposals, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes?

Under the rules of the NYSE, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter. However, the election of directors and approval of the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan are not considered routine matters. Accordingly, your broker, bank or other nominee will not be permitted to vote your shares on these matters unless you provide proper voting instructions.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each of the proposals:

Proposal	Voting Requirement
1. The election of the 7 director nominees identified in this Proxy Statement each for a one-year term.	Each director must be elected by a plurality of the votes cast.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

3. The approval of the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Bylaws, our Amended and Restated Certificate of Incorporation, the laws of Delaware or other applicable laws.

Who will count the votes?

A representative of American Stock Transfer & Trust Company, LLC will act as the inspector of elections and count the votes.

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Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the meeting. If on the date of this filing the inspectors of election for the Annual Meeting have not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokers and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Are you “householding” for shareholders sharing the same address?

The SEC’s rules permit us to deliver a single copy of this Proxy Statement and our 2014 Annual Report to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Proxy Statement and 2014 Annual Report to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still send each shareholder an individual proxy card.

If you did not receive an individual copy of this Proxy Statement or our 2014 Annual Report, we will send copies to you if you contact us at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, (980) 345-1600, Attention: General Counsel and Corporate Secretary. If you and other residents at your address have been receiving multiple copies of this Proxy Statement or our 2014 Annual Report, and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for shareholders to propose actions for consideration at the 2016 annual meeting of shareholders?

December 23, 2015 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

What is the deadline under our Bylaws for shareholders to nominate persons for election to the Board or propose other matters to be considered at our 2016 annual meeting of shareholders?

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2016 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Bylaws, no earlier than January 22, 2016 and no later than February 22, 2016. Shareholders are advised to review our Bylaws, which contain the requirements

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for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The requirements for advance notice of shareholder proposals under our Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Bylaws and other applicable requirements.

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting or your ownership of ESH REIT voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Telephone: (800) 937-5449

Website Address: www.amstock.com

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BACKGROUND OF THE COMPANY

On November 18, 2013, the Corporation and ESH REIT completed their initial public offering of Paired Shares. Prior to the completion of the Corporation’s and ESH REIT’s initial public offering, we restructured and reorganized our existing business through a series of transactions (collectively, as described more fully below, the “Pre-IPO Transactions”). Ownership of Paired Shares gives investors an ownership interest in our hotel properties through ESH REIT and in the operation of our business through the Corporation.

Prior to the Pre-IPO Transactions, ESH Hospitality Holdings LLC, a Delaware limited liability company (“Holdings”), owned all of ESH REIT’s then outstanding common units. Prior to the Pre-IPO Transactions, Centerbridge Partners L.P. (“Centerbridge”), Paulson & Co. Inc. (“Paulson”), The Blackstone Group, L.P. (“Blackstone”) and their affiliates (collectively, the “Sponsors”) owned an approximately 99% interest in Holdings and the remaining interests were owned by certain members of the board of managers of Holdings and employees of HVM LLC (“HVM”). Prior to the Pre-IPO Transactions, the Operating Lessees were each taxable REIT subsidiaries that leased the hotel properties from ESH REIT pursuant to operating leases. HVM was an eligible independent contractor, within the meaning of Section 856(d)(9) of the Code, that managed the hotel properties pursuant to management agreements with the Operating Lessees. Subsidiaries of ESH Hospitality Strategies LLC, a Delaware limited liability company (“ESH Strategies”), owned the trademarks and licensed their use to the Operating Lessees pursuant to trademark license agreements.

Following the Pre-IPO Transactions, the Corporation, through its direct wholly-owned subsidiaries, now leases the hotel properties from ESH REIT, owns the trademarks related to the business and self-manages the hotel properties. In addition, the Corporation owns all of the Class A common stock of ESH REIT, which represents approximately 55% of the outstanding shares of common stock of ESH REIT.

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PROPOSAL 1—ELECTION OF DIRECTORS

Our Board has nominated seven people for election as directors at the Annual Meeting. Each of the nominees currently is a director of ESH REIT. If our shareholders elect these directors, then the directors will hold office until the next annual meeting of shareholders, or until their successors have been duly elected and qualified, subject to the director’s earlier death or resignation or removal. Each of the Board’s nominees has consented to be named in this Proxy Statement and has agreed to serve if elected. If for some reason any of the Board’s nominees is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees.

We believe each of the Board’s nominees meets the qualifications established by the Board for service on our Board and has professional experience in areas that are extremely relevant to our strategy and operations. We also believe that the skills, experience, backgrounds and attributes of the Board’s nominees make them the best candidates to serve on our Board.

The following table sets forth, as of April 10, 2015, the name and age of each nominee for director, indicating all positions and offices with us currently held by such director:

Name	Age	Position
James L. Donald	61	Chief Executive Officer and Director
Douglas G. Geoga	59	Chairman of the Board
Lisa Palmer	47	Director
Richard F. Wallman	64	Director
Christopher K. Daniello	30	Director
Kevin W. Dinnie	52	Director
Ty E. Wallach	43	Director

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, as of April 10, 2015:

James L. Donald has served as Chief Executive Officer of the Corporation and ESH REIT and as a director of the Corporation since November 2013 and as a director of ESH REIT since August 2014. Mr. Donald served as Chief Executive Officer of HVM from February 2012 to November 2013. From October 2009 until March 2011, Mr. Donald served as the President and Chief Executive Officer of Haggen, Inc., the Pacific Northwest’s largest independent grocer. Previously, Mr. Donald was President and Chief Executive Officer and a director of Starbucks Corporation from April 2005 to January 2008. From October 2004 to April 2005, Mr. Donald served as Starbucks’ CEO designate. From October 2002 to October 2004, Mr. Donald served as President of Starbucks, North America. Prior to joining Starbucks, Mr. Donald served from October 1996 to October 2002 as Chairman, President and Chief Executive Officer of Pathmark Stores, Inc., a supermarket chain. He has also served in a variety of senior management positions with Albertson’s, Inc., Safeway, Inc. and Walmart Stores, Inc. Mr. Donald currently serves on the board of directors of Barry Callebaut AG.

As our Chief Executive Officer, Mr. Donald provides our Board with valuable insight regarding the Company’s operations, management team, associates and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in Board discussions regarding strategic planning and development for the Company. The Board also benefits from Mr. Donald’s over 35 years experience in multiple-unit consumer-facing industries.

Douglas G. Geoga has served as Chairman of the Board of the Corporation since July 2013 and as Chairman of the Board of ESH REIT since November 2013. Mr. Geoga served as a non-voting member and the Non-Executive Chairman of Holdings and ESH Strategies Holdings LLC (“Strategies Holdings”) from October

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2010 to November 2013. Mr. Geoga is President and Chief Executive Officer of Salt Creek Hospitality, LLC, a privately-held firm engaged in making investments in the hospitality industry and providing related advisory services. Since October 2012, Mr. Geoga has also served as Executive Chairman of Foundations Recovery Network, LLC, an owner and operator of residential and outpatient substance abuse treatment centers. From November 2002 until December 2009, Mr. Geoga served as principal of Geoga Group, LLC, an investment and advisory consulting firm focused primarily on the hospitality industry. Until July 2006, Mr. Geoga’s primary occupation was serving as the President of Global Hyatt Corporation and as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, both privately-held subsidiaries of Global Hyatt Corporation which collectively operated the Hyatt chain of hotels throughout the world. In addition, from 2000 through 2005, Mr. Geoga served as the President of Hospitality Investment Fund, LLC, a privately-held firm which was engaged in making investments in lodging and hospitality companies and projects. He also serves on the board of directors and audit committee of Kemper Corporation.

Mr. Geoga’s history as president of Hyatt Corporation, a global leader in its industry, as well as his extensive experience in private business investment, brings to the Board the perspective of both an operating executive and one who is sophisticated in corporate investments and finance.

Lisa Palmer has served as a director of ESH REIT since August 2014. Ms. Palmer has been the Executive Vice President and Chief Financial Officer of Regency Centers Corporation since January 2013. Ms. Palmer has served in a variety of positions with Regency Centers Corporation, including as Senior Manager of Investment Services (from 1996 to 1999), Vice President of Capital Markets (from 1999 to 2003) and Senior Vice President of Capital Markets (from 2003 to 2013). Prior to joining Regency, Ms. Palmer worked with Accenture, formerly Andersen Consulting Strategic Services, as a consultant in Atlanta and as a financial analyst for General Electric.

Ms. Palmer’s extensive financial background brings to the Board a significant understanding of the financial issues and risks that affect ESH REIT.

Richard F. Wallman has served as a director of the Corporation since July 2013 and as a director of ESH REIT since November 2013 and served as a non-voting member of the board of managers of Holdings and Strategies Holdings from May 2012 to November 2013. Mr. Wallman served as the Chief Financial Officer and Senior Vice President of Honeywell International Inc., a provider of diversified industrial technology and manufacturing products, and its predecessor AlliedSignal, from March 1995 until his retirement in July 2003. Mr. Wallman has also served in senior financial positions with IBM and Chrysler Corporation. He also serves on the board of directors of Roper Industries, Inc., the board of directors and audit committee of Convergys Corporation, the board of directors and audit committee of Tornier N.V. and the board of directors of Charles River Laboratories International, Inc. Mr. Wallman previously served on the boards of directors of Ariba, Inc. and Dana Holding Corporation.

Mr. Wallman’s extensive financial background brings to the Board a significant understanding of the financial issues and risks that affect ESH REIT. Mr. Wallman also serves on the boards of other diverse publicly held companies, which gives him a multi-industry perspective and exposure to developments and issues that impact the management and operations of a large scale corporation.

Christopher K. Daniello has served as a director of ESH REIT since November 2013. Mr. Daniello is a Principal at Centerbridge where he focuses on investments in the real estate, gaming and lodging and media, telecom and technology sectors. Prior to joining Centerbridge in 2009, Mr. Daniello worked at Goldman Sachs from 2007 to 2009, where he was an analyst in the Investment Banking Division.

Mr. Daniello was appointed by Centerbridge to serve as a director of ESH REIT. Mr. Daniello’s experience in real estate, lodging and investments brings to the Board an understanding of issues and risks that affect ESH REIT.

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Kevin W. Dinnie has served as a director of ESH REIT since November 2013. Mr. Dinnie is a Managing Director in Blackstone’s Real Estate Group. Mr. Dinnie joined Blackstone in November 2011. Prior to joining Blackstone, Mr. Dinnie was a Principal and Managing Director of Silverpeak Real Estate Partners from May 2010 to November 2011. From June 2001 to May 2010, Mr. Dinnie worked at Lehman Brothers Real Estate Partners, serving as the Global Head of Asset Management. Prior to joining Lehman Brothers, Mr. Dinnie was a Managing Director of GE Capital Real Estate.

Mr. Dinnie was appointed by Blackstone to serve as a director of ESH REIT. Mr. Dinnie’s extensive experience in real estate and investments brings to the Board a significant understanding of issues and risks that affect ESH REIT.

Ty E. Wallach has served as a director of ESH REIT since November 2013 and served as a member of the board of managers of Strategies Holdings from October 2010 to November 2013. Mr. Wallach is a Partner at Paulson and a Co-Manager of Paulson’s credit funds. Prior to joining Paulson, Mr. Wallach was a Partner and Managing Director at Oak Hill Advisors, serving most recently as Co-Head of European Investments. Mr. Wallach joined Oak Hill Advisors’ New York Office in 1994. Mr. Wallach began his career as an investment banker at Kidder, Peabody & Co.

Mr. Wallach was appointed by Paulson to serve as a director of ESH REIT. Mr. Wallach’s extensive experience in real estate, lodging and investments brings to the Board a significant understanding of issues and risks that affect ESH REIT.

Each of Messrs. Daniello, Dinnie and Wallach was recommended as a director nominee by the Sponsors pursuant to the stockholders agreement. See “Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement” for a description of the terms of the agreement. Our Board has affirmatively determined that Messrs. Geoga and Wallman and Ms. Palmer are independent under the rules of the SEC and NYSE.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL SEVEN OF THE BOARD’S NOMINEES LISTED ON THE PROXY CARD.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

We believe that good corporate governance helps to ensure that ESH REIT is managed for the long-term benefits of our shareholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of the NYSE, the stock exchange on which our Paired Shares are traded.

We have adopted the ESH Hospitality, Inc. Corporate Governance Guidelines (the “ESH REIT Corporate Governance Guidelines”), which provide a framework for the governance of ESH REIT as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The ESH REIT Corporate Governance Guidelines address, among other things:

•	the composition, structure and policies of the Board and its committees;

•	director qualification standards;

•	expectations and responsibilities of directors;

•	management succession planning;

•	the evaluation of Board performance; and

•	principles of Board compensation.

The ESH REIT Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Corporate Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, the ESH REIT Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter. However, ESH REIT may choose to forego annual evaluations of the Nominating and Corporate Governance Committee and the Compensation Committee pursuant to exemptions provided for “controlled companies” under the rules of the NYSE, as described further below.

The ESH REIT Corporate Governance Guidelines are posted on our website at www.extendedstayamerica.com. The ESH REIT Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time to ensure that they effectively promote the best interests of both ESH REIT and ESH REIT’s shareholders and that they comply with all applicable laws, regulations and NYSE requirements.

Code of Business Conduct and Ethics

We have adopted ESH Hospitality, Inc. Code of Business Conduct and Ethics (the “ESH REIT Code of Business Conduct and Ethics”) that applies to the principal executive officer (our CEO), principal financial officer (our CFO), principal accounting officer (our CFO) and persons performing similar functions. A copy of the ESH REIT Code of Business Conduct and Ethics is posted on our website at www.extendedstayamerica.com. If we amend or waive provisions of the ESH REIT Code of Business Conduct and Ethics with respect to such officers, we intend to also disclose the same on our website.

Board of Directors and Director Independence

The Board has determined that we are a “controlled company” under the rules of the NYSE and, as a result, qualify for, and rely on, exemptions from certain corporate governance requirements of the NYSE. Pursuant to the “controlled company” exception to the Board and committee composition requirements, we are exempt from the rules that require that:

•	a majority of the Board consist of independent directors;

•	ESH REIT have a nominating/corporate governance committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

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•	ESH REIT have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

The “controlled company” exception does not modify the independence requirements for the Audit Committee. Our Audit Committee is currently comprised entirely of independent directors.

The Board consists of seven directors. The current directors are listed under “Proposal 1—Proposal to Elect Directors” above. Our Bylaws provide that directors are elected at the annual meeting of the shareholders and each director is elected to serve until his or her successor is duly elected or until his or her earlier death, resignation or removal. Our Board has affirmatively determined that Messrs. Geoga and Wallman and Ms. Palmer are independent under the rules of the SEC and NYSE.

Board Leadership Structure

We do not have a policy as to whether the role of the Chairperson of the Board and the Chief Executive Officer should be separate or combined. The Board may select its Chairperson and Chief Executive Officer in any way it considers to be in the best interests of ESH REIT. At this time, we believe it is beneficial to separate the Chairperson and Chief Executive Officer in order to enhance the Chairperson’s oversight capability. Since the initial public offering, Mr. Donald has served as our Chief Executive Officer and Mr. Geoga has served as Chairman of the Board. The Board believes this leadership structure, which separates the Chairperson and Chief Executive Officer roles, is appropriate at this time in light of the Sponsors’ ownership of approximately 70% of the outstanding equity of the Corporation, our parent. In particular, the Board believes that this leadership structure clarifies the individual roles and responsibilities of Mr. Donald and Mr. Geoga and enhances accountability. The Board recognizes that there is no single, generally accepted approach to providing Board leadership and that the Board’s leadership structure may vary in the future as circumstances warrant.

Board Oversight of Risk Management

The Board oversees management’s day-to-day risk management activities and processes. While the full Board is responsible for risk oversight, the Board uses its committees, as appropriate, to monitor and address the risks that are within the scope of a particular committee’s expertise or charter. The Audit Committee assists the Board with oversight of our material financial risk exposures and our material financial statement and financial reporting risks. The Compensation Committee assists the Board with oversight of risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board with oversight of risks associated with our governance. In each case, the Board or the applicable committee oversees the steps that management has taken to monitor and control such exposures.

The Chief Executive Officer’s membership on and collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. He is available to the Board to address any questions from other directors regarding executive management’s ability to identify and mitigate risks and weigh them against potential rewards.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director nominees and recommending to the Board those candidates to be nominated for election to the Board, subject to the Sponsors’ right to nominate directors to the Board. See “Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement” for a description of the Sponsors’ right to nominate directors. The Nominating and Corporate Governance Committee considers all factors it deems appropriate, which may include (a) ensuring that the Board, as a whole, is appropriately diverse and consists of

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individuals with various and relevant career experience, relevant technical skills, relevant business or government acumen, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with ESH REIT’s business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the extent to which a candidate would fill a present need on the Board. The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of ESH REIT’s business and structure. Shareholders may also nominate directors for election at ESH REIT’s annual shareholders meeting by following the provisions set forth in ESH REIT’s Bylaws, whose qualifications the Nominating and Corporate Governance Committee will consider.

Meetings of the Board and Committees

During 2014, the Board held six meetings. All of the directors who served during 2014 attended 100% of the total meetings of the Board and each of the Board committees on which such director served during their respective tenure. Directors are expected to attend all Board meetings and all meetings of the committee or committees of the Board of which they are a member. Attendance by telephone or videoconference is deemed attendance at a meeting. Additionally, all director nominees are encouraged to attend the annual shareholders meeting. All of the directors who served during 2014 attended the 2014 annual shareholders meeting.

Pursuant to the ESH REIT Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous consent, either in writing or by electronic transmission) at the discretion of the Board.

Executive Sessions of Non-Management Directors

Pursuant to the ESH REIT Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. Mr. Geoga serves as the Chairman of executive sessions. Independent directors meet at least once per year in a private session that excludes management and affiliated directors.

Communications with the Board

Any interested parties wishing to communicate with, or otherwise make his or her concerns known directly to the Board or Chairperson of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the non-management or independent directors, may do so by addressing such communications or concerns to the General Counsel and Corporate Secretary of ESH REIT, 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The General Counsel and Corporate Secretary or Chairman will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.

Committees of the Board

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, as described below. In accordance with the applicable rules of the NYSE, we rely on exceptions that allow us to phase in compliance with the applicable committee independence standards.

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The following table shows the membership of each committee of our Board as of December 31, 2014, and the number of meetings held by each committee during 2014:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Douglas G. Geoga*	X	Chair
Christopher K. Daniello			X
Kevin W. Dinnie		X
Lisa Palmer	X		Chair
Ty E. Wallach		X
Richard F. Wallman	Chair		X
Number of 2014 Meetings	8	2	2

*	Mr. Geoga has served as the Chairman of the Board since November 12, 2013.

Audit Committee

The Audit Committee consists of Messrs. Geoga and Wallman and Ms. Palmer. Mr. Wallman is the Chairman of the Audit Committee. The Board has determined that Mr. Wallman qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and that each of Mr. Geoga, Mr. Wallman and Ms. Palmer is independent as independence is defined in Rule 10A-3 of the Exchange Act, and under the NYSE listing standards.

The principal duties and responsibilities of the Audit Committee are to oversee and monitor the following:

•	our financial reporting process and internal control system;

•	the integrity of our financial statements;

•	the independence, qualifications and performance of our independent auditor;

•	the performance of our internal audit function; and

•	our compliance with legal, ethical and regulatory matters.

Compensation Committee

The Compensation Committee consists of Messrs. Geoga, Dinnie and Wallach. Mr. Geoga is the Chairman of the Compensation Committee.

The principal duties and responsibilities of the Compensation Committee are as follows:

•	to establish the general compensation philosophy and policy consistent with our strategic goals and shareholder interests;

•	to review, make recommendations to the Board, or approve where applicable, the compensation of our executives, including our Chief Executive Officer, including an evaluation of the level of compensation, use of equity-based compensation, setting of performance goals and objectives used to determine incentive compensation, and an evaluation of the executive’s performance in light of those established goals and objectives;

•	to review and approve executive employment agreements, change in control agreements and other benefits paid to our executives and to administer our equity-based compensation, incentive and benefit plans for all plan participants;

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•	to periodically review and make recommendations to the Board, or approve where applicable, any substantive changes to the director and executive incentive, compensation and benefit plans of ESH REIT;

•	to review and make recommendations to the Board with respect to compensation disclosures and any shareholder proposals regarding executive compensation; and

•	to provide regular reports to the Board and take such other actions as are necessary and consistent with the governing law and ESH REIT’s organizational documents.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Ms. Palmer and Messrs. Daniello and Wallman. Ms. Palmer is Chairwoman of the Nominating and Corporate Governance Committee.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are as follows:

•	to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

•	to make recommendations regarding proposals submitted by our shareholders;

•	to make recommendations to the Board regarding Board governance matters and practices; and

•	to provide oversight regarding management succession planning.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Messrs. Geoga, Dinnie and Wallach. None of the members of our Compensation Committee has at any time been one of our executive officers or employees. During 2014, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has an executive officer serving as a member of the Compensation Committee, and none of our executive officers served as the member of the compensation committee of an entity that has an executive officer serving as a director on the Board.

Stock Ownership Guidelines

To further align the interests of our executive officers and our shareholders, the Board has adopted stock ownership guidelines under which certain members of our management team and independent directors, after an initial phase-in period, will generally be required to maintain vested equity holdings with a value at least equal to, in the case of our Chief Executive Officer, five times his annual base salary, in the case of our Chief Financial Officer, four times the executive’s base salary, in the case of our General Counsel and our executive vice presidents, three times the executive’s annual base salary, in the case of our senior vice presidents and vice presidents, one times the executive’s annual base salary and, in the case of independent directors, at least equal to three times the independent director’s annual cash compensation.

No Hedging Policy

ESH REIT’s Securities Trading Disclosure Policy prohibits all directors, officers and employees of ESH REIT from effecting hedging or similar monetization transactions with respect to Paired Shares.

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PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Deloitte also served as our independent registered accounting firm for fiscal year 2014. The services provided to us by Deloitte in fiscal year 2014 are described below under the heading “Independent Registered Public Accounting Firm’s Fees and Services.” Representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee is responsible for selecting ESH REIT’s independent registered public accounting firm for 2015. Accordingly, shareholder approval is not required to appoint Deloitte as ESH REIT’s independent registered public accounting firm. However, the Board believes that the submission of the Audit Committee’s selection to the shareholders for ratification is a matter of good corporate governance. If ESH REIT’s shareholders do not ratify the selection of Deloitte as ESH REIT’s independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of ESH REIT’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF ESH HOSPITALITY, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

For 2013, prior to the Pre-IPO Transactions and completion of our initial public offering, fees paid to Deloitte were pre-approved and paid by the Company’s predecessor entities for services provided to the Company. Please see the fee table set forth under the heading “Proposal 2—Ratification of the Appointment of Independent Registered Public Accounting Firm—Independent Registered Public Accounting Firm’s Fees and Services” in the Corporation’s Proxy Statement for a breakdown of the fees paid for professional services rendered by Deloitte to the Company for the year ended December 31, 2013, which information is incorporated by reference herein.

For 2014, ESH REIT separately appointed, compensated and retained Deloitte as its independent registered public accounting firm. The following is a description of the professional services performed and the fees billed by Deloitte in relation thereto for the year ended December 31, 2014.

Type of Fees	Year Ended December 31, 2014
Audit Fees(1)	$1,273,542
Audit-Related Fees(2)	83,819
Tax Fees(3)	126,359
All Other Fees	—

Total	$1,483,720

(1)	Audit fees for 2014 consist of fees for the audit of ESH REIT’s annual financial statements included in our combined annual reports on Form 10-K, quarterly reviews of ESH REIT’s financial statements included in our combined quarterly reports on Form 10-Q, accounting consultation and other attest services provided by Deloitte in connection with statutory and regulatory filings, including the registration statements on Form S-1. Fees for 2014 also include fees for services provided by Deloitte in connection with the August 2014 secondary public offering.
(2)	Audit-related fees for 2014 consist primarily of fees for internal controls review and the audits required in connection with our benefit plans.
(3)	Tax fees are fees for tax compliance, tax advice and tax planning for entities required to file tax returns.

The Audit Committee has considered whether the non-audit services provided by Deloitte were compatible with maintaining Deloitte’s independence and has determined that the nature and substance of the non-audit services did not impair the status of Deloitte as ESH REIT’s independent registered public accounting firm.

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POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED SERVICES OF INDEPENDENT AUDITORS

The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of ESH REIT’s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that do not constitute more than 5% of the total amount of revenues paid by ESH REIT to Deloitte during the fiscal year the non-audit services were provided and were not recognized by ESH REIT to be non-audit services at the time of the engagement for such services. In the case of such minor non-audit services that are not pre-approved, the services must be promptly brought to the attention of the Audit Committee and approved prior to completion. The Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. During 2014, 100% of the non-audit services provided to us by Deloitte were pre-approved by the Audit Committee.

The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

•	bookkeeping or other services related to the accounting records or financial statements of ESH REIT;

•	financial information systems design and implementation;

•	appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee’s pre-approval policy is in the Audit Committee Charter, which is available on our website at www.extendedstayamerica.com.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee is currently comprised of Messrs. Wallman and Geoga and Ms. Palmer, with Mr. Wallman serving as Chairman. The Audit Committee oversees ESH REIT’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, the internal auditors and the independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website at www.extendedstayamerica.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent auditor.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Corporate Governance and Board Matters—Committees of the Board—Audit Committee,” the Audit Committee has done the following things:

•	reviewed and discussed the audited financial statements in ESH REIT’s combined annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	reviewed with Deloitte & Touche LLP (“Deloitte”), ESH REIT’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of ESH REIT’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•	received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding Deloitte’s communications with the Audit Committee concerning independence;

•	discussed with Deloitte its independence from management and ESH REIT and considered whether Deloitte could also provide non-audit services without compromising the firm’s independence;

•	discussed with Deloitte the matters required to be discussed by the standards of the Public Company Accounting Oversight Board, including Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, and SEC Rules and Regulations, including Rule 2-07, Communication with Audit Committees, of Regulation S-X; and

•	discussed with the Company’s internal auditors and Deloitte the overall scope and plans for their respective audits, and then met with the internal auditors and Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the combined annual report on Form 10-K for the year ended December 31, 2014, for filing with the SEC. The Audit Committee also appointed Deloitte to serve as ESH REIT’s independent registered public accounting firm for 2015.

This report has been furnished by the members of the Audit Committee of the Board:

Richard F. Wallman, Chairman

Douglas G. Geoga

Lisa Palmer

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EXECUTIVE OFFICERS

The following table sets forth, as of April 10, 2015, the name and age of each executive officer of ESH REIT, indicating all positions and offices with us currently held by such executive officer:

Name	Age	Position
James L. Donald	61	Chief Executive Officer
Jonathan S. Halkyard	50	Chief Financial Officer
John R. Dent	51	General Counsel and Corporate Secretary

Set forth below are descriptions of the backgrounds of each of our executive officers who are not directors, as of April 10, 2015:

Jonathan S. Halkyard has served as Chief Financial Officer of the Corporation and ESH REIT since January 2015. He served as Interim Chief Financial Officer of the Corporation and ESH REIT from August 2014 to January 2015 and as Chief Operating Officer of the Corporation from November 2013 to January 2015 and served in the same position at HVM from September 2013 to November 2013. From July 2012 to September 2013, Mr. Halkyard served as Executive Vice President and Chief Financial Officer of NV Energy, Inc., a holding company providing energy services and products in Nevada, and its wholly-owned subsidiaries, Nevada Power Company and Sierra Pacific Power Company. From March 1999 to May 2012, Mr. Halkyard held various positions with Caesars Entertainment Corporation (formerly known as Harrah’s Entertainment, Inc.), including Vice President (2002 to 2005), Treasurer (2003 to 2010), Senior Vice President (2005 to 2010), Executive Vice President (2010 to 2012) and Chief Financial Officer (2006 to 2012). Mr. Halkyard currently serves on the board of directors and audit committee of Dave & Buster’s, Inc.

John R. Dent has served as General Counsel and Corporate Secretary of the Corporation and ESH REIT since January 2015. Prior to joining Extended Stay America, Mr. Dent held various positions at Hilton Worldwide. From March 2012 through August 2014, Mr. Dent served as the Senior Vice President and Deputy General Counsel. From March 2009 to March 2012, Mr. Dent served as the Senior Vice President and Assistant General Counsel of Development. Mr. Dent also served as Vice President and Senior Counsel of Hilton Hotels Corporation between 2000 and 2009.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Objectives and Design of ESH REIT’s Compensation Program

2014 Highlights

ESH REIT does not directly employ any of the executives responsible for the management of our business. For the 2014 fiscal year, ESH REIT did not set or have any control with respect to the compensation of the executive officers listed below (our “named executive officers”).

Name	Title
James L. Donald	Chief Executive Officer
Jonathan S. Halkyard	Interim Chief Financial Officer
Peter J. Crage	Former Chief Financial Officer
Ross W. McCanless	Former Chief Legal Officer and Secretary

The compensation of our named executive officers for the 2014 fiscal year was determined by the Compensation Committee of the Corporation, as described below and in the Corporation’s Proxy Statement, which is being filed concurrently with this Proxy Statement.

Prior to our initial public offering, certain of our named executive officers were party to employment agreements (the “Executive Agreements”) with HVM LLC (“HVM”), which Executive Agreements were assumed by ESA Management, LLC (“ESA Management”) in connection with the Pre-IPO Transactions. The Corporation is transitioning away from the use of executive agreements and, as part of this transition, the Compensation Committee adopted the Extended Stay America, Inc. Executive Severance Plan (the “Severance Plan”) on June 19, 2014 for the purpose of providing severance benefit protections to officers of the Corporation and its subsidiaries holding the corporate title of vice president and higher, including our named executive officers.

The Executive Agreements generally provide for automatic renewal of the employment term for successive one-year periods following the expiration of the current term, unless ESA Management provides prior written notice to the executive of its intent not to renew the employment term. ESA Management provided notice to Messrs. Crage and Donald of its intent not to renew the employment terms under their respective Executive Agreements on April 3, 2014 and November 21, 2014, respectively. The employment terms under the Executive Agreements for Messrs. Crage and Donald expired on July 6, 2014 and February 20, 2015, respectively.

In addition, in 2014, there were changes to our executive management team. Effective as of July 31, 2014, Mr. Crage resigned from his position as chief financial officer of the Corporation and ESH REIT and served in an advisory role until the end of 2014 to assist in the transition of his duties pursuant to the terms of a consulting agreement which is described in greater detail in the section entitled “Executive Agreements”. In addition, Mr. McCanless resigned from his position as General Counsel and Chief Legal Officer of the Corporation and Chief Legal Officer and Secretary of ESH REIT, effective as of November 30, 2014. Mr. Halkyard was appointed to serve as interim Chief Financial Officer effective as of August 1, 2014, and was subsequently appointed on December 17, 2015 as Chief Financial Officer of the Corporation and ESH REIT, which appointment became effective on January 5, 2015. In connection with his appointment as Chief Financial Officer, Mr. Halkyard’s Executive Agreement was amended and restated (such restated agreement, the “Restated CFO Agreement”) to reflect his new position and certain other changes.

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Background

Our named executive officers provide services to ESH REIT pursuant to the terms of a services agreement entered into between ESA Management, the Corporation and ESH REIT in connection with the Pre-IPO Transactions (the “Services Agreement”). Pursuant to the Services Agreement, certain employees of ESA Management, including its executive officers, may provide services to ESH REIT, subject to ESH REIT’s reimbursement, at cost, for the amount of any direct or indirect expenses incurred by ESA Management in connection with the provision of such personnel.

The Services Agreement provides that ESH REIT and ESA Management agree to allocate fairly and reasonably between them any overhead costs and expenses, including, without limitation, facility costs, which include costs for rental of space, legal and accounting expenses, telephone and fax costs, travel expenses, costs of technical and communication support, and shared administration and other similar office expenses. With respect to the compensation of our named executive officers, ESH REIT reimburses ESA Management a pro rata portion of the personnel costs attributable to the named executive officers. Personnel costs include all compensation costs incurred by ESA Management or the Corporation in connection with the employment by ESA Management of our named executive officers, including, without limitation, salary, incentive compensation, any profit sharing and 401(k) plans, medical and other insurance, fringe benefits, and severance costs, employment taxes and other similar employment expenses, and all costs relating to awards under the Equity Incentive Plan. The allocation is expressed as a percentage of each named executive officer’s total working time, calculated based on the time dedicated by each of our named executive officers to ESH REIT. Such allocations shall be mutually determined by ESH REIT and ESA Management on a commercially reasonable basis and may be determined on a calendar year, calendar quarter or other period basis.

For the 2014 fiscal year, ESH REIT and ESA Management determined that the amounts owed by ESH REIT to ESA Management in respect of services provided by our named executive officers to ESH REIT were as follows: (i) Mr. Donald, $233,526; (ii) Mr. Halkyard, $126,439; (iii) Mr. Crage, $102,075; and (i) Mr. McCanless, $44,607.

Philosophy and Objectives

The Corporation’s compensation philosophy is focused on the principle that the majority of the named executive officers’ compensation should be directly connected to the performance of the Company. In addition, in designing the executive compensation packages, the Corporation is conscious of, and took into consideration, the need to attract and maintain a pool of talented management personnel in order for ESA Management to effectively operate in a competitive marketplace.

The executive compensation program consists of multiple elements and has been designed with the following overarching objectives:

•	to attract, engage and retain a high-quality workforce that helps achieve immediate and longer-term success;

•	to motivate and inspire associate behavior that fosters a high-performing culture and is focused on delivering business objectives; and

•	to align the interests of the executives with the interests of our shareholders.

Setting Executive Compensation

With respect to each of our named executive officers, the compensation package in place for fiscal year 2014 was generally established in connection with the named executive officer’s commencement of employment with HVM, either as set forth in an Executive Agreement or as negotiated as part of the terms of employment at such time. Messrs. Donald and Crage entered into Executive Agreements with HVM on February 21, 2012 and

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July 7, 2011, respectively. Mr. Halkyard was hired as HVM’s chief operating officer and entered into an Executive Agreement effective on September 30, 2013, which agreement was amended and restated in connection with his appointment as Chief Financial Officer effective as of January 5, 2015. Mr. McCanless is not party to an Executive Agreement. Following the expiration of Mr. Donald’s Executive Agreement, the key terms of employment relating to compensation, short-term annual incentive compensation and ability to participate in generally available employee benefit plans have generally remained consistent with the terms contained in his Executive Agreement.

In addition, each of our named executive officers other than Mr. Halkyard received a grant of profit units under HVM’s equity incentive plan (“Profit Units”) generally coinciding with, or shortly following, the effective date of his Executive Agreement or commencement of employment, as applicable. In connection with the Pre-IPO Transactions, all Profit Units were converted into Paired Shares, which Paired Shares are subject to certain vesting conditions, holding requirements and/or restrictions on transfer, as described below in “—Equity Incentive Awards.” On November 25, 2013, Mr. Halkyard received an award of restricted stock units pursuant to the terms of his Executive Agreement under the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan (the “Equity Incentive Plan”). Mr. Halkyard received a subsequent award of restricted stock units under the Equity Incentive Plan on March 3, 2014 in connection with the terms of his Executive Agreement.

Since the completion of our initial public offering, all decisions with respect to executive compensation have been made by the Compensation Committee of the Corporation. In 2014, the Compensation Committee of the Corporation engaged Pearl Meyer & Partners for the purpose of examining our executive compensation program as a whole in order to assess the program from an overall incentive and retention perspective and to provide recommendations with respect to changes in the program, including pay levels as compared to pay levels for executives of peer companies.

For all of the named executive officers, cash compensation amounts have been set to provide a certain degree of financial security to the named executive officers at levels that are believed to be competitive for similar positions in the marketplace in which we compete for management talent. In addition, the short-term cash bonus program has been designed to meaningfully reward strong annual company performance, in order to motivate participants to strive for continued company growth and profitability.

In fiscal year 2014, the compensation program continued to evolve to support the Corporation’s and ESH REIT’s long-range business goals and growth strategies. The Compensation Committee determined that the Paired Shares received by each of our named executive officers other than Mr. Halkyard in respect of their Profit Units and, for Mr. Halkyard, the grant of restricted stock units continued to provide appropriate incentive and retentive value by providing the named executive officers the opportunity to share in the growth of the Company.

Elements of Compensation

The amount or potential amount of compensation payable pursuant to any element of the compensation package is evaluated and considered in the context of each other element of compensation payable to the named executive officer.

The main elements of the named executive officers’ compensation during fiscal year 2014, and the rationale for each, are as follows:

Element	Rationale
Base salary	Base salary provides a predictable level of current income to provide the executive with a certain amount of stability and assists the Corporation in attracting and retaining qualified executives.

Performance-based annual incentive opportunity	The annual incentive program is designed to reward the employee’s participation in the Company’s

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Element	Rationale
achievement of critical, relatively short-term financial performance goals as well as achievement of individual objectives.

Long-term equity-based awards	The equity incentive program, consisting primarily of restricted stock units, is designed to attract, retain, incentivize and motivate employees, including the named executive officers, to promote the success of our businesses by providing the participating individuals with proprietary interests in the Corporation and ESH REIT and to align the participants’ interests with the interests of the shareholders.

Participation in general employee benefit programs	A standard package of employee benefits is maintained by ESA Management to provide employees, including the named executive officers, with retirement savings opportunities, medical coverage and other reasonable welfare benefits.

Base Salary

Base salary is considered together with the annual cash incentive opportunity as part of a cash compensation package. Generally, the Corporation believes that the base salary level should be aligned with the named executive officer’s position, duties and experience, be reasonable relative to the other named executive officers’ base salaries and be set at a level that is competitive as compared to salaries for similar positions within companies or markets from which we recruit talent.

The Compensation Committee of the Corporation reviews the compensation of each of the named executive officers in May of each year, including base salary, and makes recommendations with respect to changes based on performance. Following such review in 2014, it was determined that that Mr. McCanless was entitled to a 4.4% increase in base salary. The increase took effect on May 10, 2014.

For fiscal year 2014, base salaries for the named executive officers were as follows: $900,000 for Mr. Donald; $550,000 for Mr. Halkyard; $518,000 for Mr. Crage; and $346,556 for Mr. McCanless.

Cash Bonus Awards

Target Annual Incentive Awards

Each named executive officer is eligible to receive an annual incentive award to be determined based on the Company’s performance and individual performance. For the named executive officers other than Mr. Buoy, annual incentive awards are determined pursuant to pre-determined goals as set forth in the Extended Stay America Incentive Plan for Senior Leadership (the “Incentive Plan”) pursuant to which participants are eligible to earn between 0% and 200% of annual base salary based on achievement of EBITDA goals (weighted at 90%) and individual goals (weighted at 10%). EBITDA goals for 2014 were set as follows: $558.5 million was the threshold; $603.5 million was the target; and $628.5 million was the maximum, with straight-line interpolation being applied for performance above threshold levels. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company.

Pursuant to the terms of his Executive Agreement, Mr. Donald was entitled to a minimum bonus equal to 50% of his annual base salary, which he waived for 2014. Pursuant to the terms of his Executive Agreement, Mr. Halkyard was eligible to earn a target bonus of $550,000. Messrs. Crage and McCanless were not eligible for bonuses in respect of 2014 performance following their respective resignations.

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The Company did not achieve its minimum EBITDA threshold for 2014 and no bonuses were paid under the Incentive Plan based on the achievement of EBITDA goals. Bonuses were paid as a result of the achievement of individual goals for Mr. Halkyard such that he earned a bonus equal to 8.7% of his base salary. The 2014 bonuses were paid in March 2015.

Equity Incentive Awards

As described above, each of the named executive officers other than Mr. Halkyard received a grant of Profit Units under HVM’s equity incentive plan, which Profit Units were converted into Paired Shares in connection with our initial public offering. The Profit Units were scheduled to vest 20% annually up to a maximum of 80% over four years, and would have fully vested upon a Change of Control Transaction (as defined in the Holdings limited liability company agreement). Pursuant to the terms of the Second Amended and Restated Restricted Paired Share Agreement (the “RPSA”), (i) the Profit Units that were subject to time-based vesting were converted into restricted Paired Shares that generally vest according to the same time-based vesting schedule that applied to such Profit Units, such that for each grant, 20% of the restricted Paired Shares subject to such grant continue to vest annually and (ii) the Profit Units that would have vested only upon a Change of Control Transaction became fully vested subject to a requirement of continued ownership through the date on which the holder’s restricted Paired Shares will vest in full (i.e., the fourth applicable annual vesting date). Other than the awards of restricted stock units to Mr. Halkyard, no new equity awards were granted in 2014 to the named executive officers following the completion of our initial public offering because the Compensation Committee of the Corporation determined that the Profit Units which were converted into Paired Shares provide the named executive officers with competitive levels of equity compensation and align the interests of the named executive officers with those of our shareholders.

Benefit Programs

The Corporation offers executive officers who reside and work in the United States, including the named executive officers, participation in health and welfare benefit programs in the same manner as other employees, including participation in ESA Management’s 401(k) Plan. Pursuant to the 401(k) Plan, executive officers are eligible to receive employer matching contributions, which vest over an employee’s initial five-year service period. Each of the named executive officers other than Mr. Donald participates (or participated, during employment) in the 401(k) Plan.

Perquisites

We provide limited perquisites to our named executive officers when determined to be necessary and appropriate, including payment of certain relocation expenses for executives who were not located in Charlotte, North Carolina at the time of their hiring. ESA Management is currently reimbursing Mr. Donald for reasonable transportation expenses incurred in connection with his commuting to Charlotte, North Carolina. ESA Management reimbursed Mr. Halkyard for relocation expenses incurred in connection with his relocation to Charlotte, North Carolina in July 2014, and, prior to his relocation, ESA Management reimbursed Mr. Halkyard for reasonable transportation expenses incurred in connection with his commuting to Charlotte, North Carolina and provided Mr. Halkyard with lodging at an Extended Stay hotel in Charlotte, North Carolina at no cost to Mr. Halkyard.

Termination Arrangements

Each of the named executive officers is subject to certain benefits upon a Change in Control (as defined below) and in connection with certain terminations of employment pursuant to either the terms of his Executive Agreement or as provided under the Severance Plan. In addition, our named executive officers are entitled to benefits upon a Change in Control pursuant to their equity award agreements as described under “—Potential Payments Upon Termination or Change in Control.”

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Actions in 2015

Following a review of the overall executive compensation package of each of our named executive officers, the Compensation Committee of the Corporation determined that it was appropriate for certain of our named executive officers to receive grants of restricted stock units, which were approved by the Compensation Committee of the Corporation on March 16, 2015, effective and conditioned upon the Corporation’s shareholders’ approval of the Equity Incentive Plan.

Impact of Tax Consideration on Compensation

Section 162(m) of the Code limits the Corporation’s deduction for compensation paid to the named executive officers (with the exception of the chief financial officer) named in the Summary Compensation Table to $1 million during the tax year, subject to certain permitted exceptions. The Equity Incentive Plan has been structured so that awards of stock options, stock appreciation rights and certain performance awards may be granted in a manner that satisfies the exception under Section 162(m) of the Code for “qualified performance-based compensation.” However, although the Compensation Committee of the Corporation will consider the impact of Section 162(m) of the Code in making its compensation decisions, it believes the tax deduction is only one of several relevant considerations in setting compensation. Accordingly, if it is deemed appropriate to provide compensation that does not constitute qualified performance based compensation, the Compensation Committee of the Corporation may do so and, in such event, certain portions of compensation paid to the named executive officers may not be deductible for federal income tax purposes by reason of Section  162(m) of the Code.

Summary Compensation Table

The following table sets forth the total compensation paid to the named executive officers by ESA Management (or HVM, prior to the completion of our initial public offering) for the services performed during the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014. As described above, pursuant to the Services Agreement, ESH REIT reimburses ESA Management a pro rata portion of the personnel costs attributable to the named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)			Total ($)
James L. Donald,	2014		$900,000	—	—		$—		$34,103	(2)		$934,103
Chief Executive Officer	2013		$900,000	—	—		$450,000		$20,815			$1,370,815
	2012		$774,590	—	$6,661,995		$770,018		$16,738			$8,223,341

Jonathan S. Halkyard,	2014		$550,000	—	$949,988		$47,973		$197,035	(3)		$1,744,996
Interim Chief Financial Officer

Peter J. Crage,	2014		$299,447	—	—		$—		$108,855	(5)		$408,302
Former Chief Financial Officer(4)	2013 2012	$ $	499,600 531,479	— —	— —	$ $	366,951 495,131	$ $	3,498 67,187		$ $	870,049 1,093,797

Ross W. McCanless,	2014		$317,677	—	—		$—		$948	(7)		$318,625
Former Chief Legal Officer and Secretary(6)	2013		$333,500	—	—		$239,439		$40,765			$613,704

(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2014 of the Corporation and ESH REIT.

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(2)	This amount includes (i) $33,920 which represents the cost of travel to and from Charlotte, North Carolina and (ii) $183 which represents life insurance premiums paid by ESA Management on behalf of Mr. Donald.
(3)	This amount includes (i) $162,253 which represents the relocation costs incurred by Mr. Halkyard in connection with his relocation to Charlotte, North Carolina, (ii) $25,849 which represents the cost of travel to and from Charlotte, North Carolina, (iii) $8,750 which represents matching contributions made to the 401(k) Plan on behalf of Mr. Halkyard and (iv) $183 which represents life insurance premiums paid by ESA Management on behalf of Mr. Halkyard.
(4)	Mr. Crage resigned from his position effective as of July 31, 2014. In connection with his resignation, Mr. Crage entered into a consulting agreement with ESA Management pursuant to which Mr. Crage provided consulting services to the Company through December 31, 2014.
(5)	This amount includes (i) $100,000 which represents Mr. Crage’s consulting fees paid pursuant to the Consulting Agreement, (ii) $8,750 which represents matching contributions made to the 401(k) Plan on behalf of Mr. Crage and (iii) $105 which represents life insurance premiums paid by ESA Management on behalf of Mr. Crage.
(6)	Mr. McCanless resigned from his position effective as of November 30, 2014.
(7)	This amount includes (i) $780 which represents matching contributions made to the 401(k) Plan on behalf of Mr. McCanless and (ii) $168 which represents life insurance premiums paid by ESA Management on behalf of Mr. McCanless.

Grants of Plan-Based Awards

The following table summarizes the awards granted to each of the named executive officers during the fiscal year ended December 31, 2014. The estimated possible payouts of the non-equity incentive plan awards in 2014 and the performance measures used to calculate such awards are discussed above in the section entitled “Cash Bonus Awards.”

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Paired Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards(2)
		Threshold ($)(1)	Target ($)	Maximum ($)
James L. Donald	—	$450,000	$900,000	$1,800,000	—		—
Jonathan S. Halkyard	3/3/2014	$0	$550,000	$1,100,000	37,683	(3)	949,988
Peter J. Crage	—	$0	$518,000	$1,036,000	—		—
Ross W. McCanless	—	$0	$343,836	$687,672	—		—

(1)	With respect to Mr. Donald, the amount in this column represents the minimum amount payable pursuant to the terms of the Executive Agreement, which amount was waived by him for the 2014 fiscal year.
(2)	The amounts included in this column represent the grant date fair value computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2014 of the Corporation and ESH REIT.
(3)	Represents Mr. Halkyard’s grant of restricted stock units made on March 3, 2014. Under the terms of the award agreement, one-fourth of Mr. Halkyard’s restricted stock units are scheduled to vest on each of March 3, 2015, March 3, 2016, March 3, 2017 and March 3, 2018.

Executive Agreements

As described above, Messrs. Donald, Halkyard and Crage are or were party to Executive Agreements which were entered into prior to the completion of our initial public offering, which Executive Agreements set forth the terms of their employment. In connection with his appointment as Chief Financial Officer, Mr. Halkyard’s Executive Agreement was amended and restated as the Restated CFO Agreement, effective as of January 5, 2015, the terms of which are described below. Mr. McCanless is not a party to an Executive Agreement.

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As part of the Corporation’s transition away from the Executive Agreements, ESA Management provided notice of its intent not to renew the Executive Agreement for each of our named executive officers whose Executive Agreement provided for automatic renewal terms (other than Mr. Halkyard, whose Executive Agreement was amended and restated, as described below). As a result, the employment terms under the Executive Agreements for Messrs. Crage and Donald expired on July 6, 2014 and February 20, 2015, respectively. Following the termination of his Executive Agreement, Mr. Donald entered into a participation agreement under the Severance Plan, which will entitle him to severance upon a qualifying termination. The terms of employment for Mr. Donald have generally remained consistent with those terms contained in the Executive Agreements relating to compensation, short-term annual incentive compensation and ability to participate in generally available employee benefit plans, except as described below.

Pursuant to the terms of his Executive Agreement, in 2014 Mr. Donald was entitled to reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina, as well as complimentary lodging at an Extended Stay hotel, which he remains entitled to following the expiration of his Executive Agreement.

Pursuant to his Executive Agreement, in 2014 Mr. Halkyard was entitled to reimbursement of documented, reasonable relocation expenses incurred in connection with his relocation to Charlotte, North Carolina, as well as reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina, and complimentary lodging at an Extended Stay hotel. On December 16, 2014, Mr. Halkyard entered into the Restated CFO Agreement, which became effective on January 5, 2015. The terms of the Restated CFO Agreement are generally consistent with the terms of his Executive Agreement, except as described herein. The Restated CFO Agreement provides that the employment term shall terminate on September 30, 2015, and eliminates the automatic renewal term feature which had been in his Executive Agreement. In addition, the Restated CFO Agreement eliminates Mr. Halkyard’s entitlement to (i) reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina and (ii) complimentary lodging at an Extended Stay hotel. Pursuant to the terms of the Restated CFO Agreement, Mr. Halkyard received a grant of 100,000 restricted stock units on March 16, 2015 which is scheduled to vest 50% on each anniversary of the date of grant, provided, that, in the event Mr. Halkyard is terminated by ESA Management without Cause or by Mr. Halkyard for Good Reason during the term of the Restated CFO Agreement, the restricted stock units will vest in full as of the date of such termination.

Mr. Crage entered into a consulting agreement with ESA Management on July 21, 2014 (the “Consulting Agreement”), which provided for a consulting term that commenced as of August 1, 2014 and ended on December 31, 2014, unless terminated earlier pursuant to written mutual agreement by the parties. The Consulting Agreement provided that Mr. Crage would render consulting services to the Company in exchange for payment of a consulting fee of $20,000 per month during the consulting term.

Each of our named executive officers is bound by perpetual confidentiality and non-disparagement restrictions pursuant to the terms of his Executive Agreement (pursuant to the Restated CFO Agreement as of January 5, 2015 for Mr. Halkyard). The Executive Agreements (and the Restated CFO Agreement) each subject the respective named executive officer to non-solicitation and non-competition restrictions for the one-year period following the termination of employment. Following his resignation effective as of July 31, 2014, Mr. Crage will remain subject to the confidentiality and non-disparagement provisions in his Executive Agreement in perpetuity, and was subject to a non-solicitation and non-competition restriction for the six-month period following the date of his termination.

In addition, each of the named executive officers is entitled to severance upon certain termination of employment events pursuant to his respective Executive Agreement.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying the equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2014.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested ($)(1)
James L. Donald	300,843	(2)(3)	$5,764,152
Jonathan S. Halkyard	137,169	(4)(5)	$2,628,158
Peter J. Crage	—	(2)(6)	—
Ross W. McCanless	—	(2)(7)	—

(1)	As of December 31, 2014, the fair market value of a Paired Share was $19.16.
(2)	In connection with the Pre-IPO Transactions, all Profit Units that were outstanding immediately prior to November 12, 2013 were converted into Paired Shares with an equivalent value. Pursuant to the terms of the RPSA, the Paired Shares generally vest in accordance with the same time-based vesting schedule that applied to the Profit Units, except that (i) all Paired Shares received in respect of the Profit Units which were vested immediately prior to November 12, 2013 were generally received free and clear of restrictions and (ii) all Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). In addition, all Paired Shares are subject to holding requirements set forth in the share ownership guidelines.
(3)	Pursuant to the terms of the RPSA, (i) 150,421 Paired Shares vested on February 21, 2015 and (ii) 150,422 Paired Shares are scheduled to vest on February 21, 2016.
(4)	99,486 of Mr. Halkyard’s restricted stock units are scheduled to vest on September 30, 2015. The remainder of Mr. Halkyard’s restricted stock units are scheduled to vest as follows: (i) 9,420 on March 3, 2015, (ii) 9,421 on March 3, 2016, (iii) 9,421 on March 3, 2017 and (iv) 9,421 on March 3, 2018. 99,486 of Mr. Halkyard’s restricted stock units which vested on September 30, 2014 were settled on March 13, 2015.
(5)	Vested restricted stock units granted under the Equity Incentive Plan will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) next following the applicable vesting date.
(6)	61,636 of Mr. Crage’s Paired Shares were scheduled to vest on July 7, 2015. These Paired Shares were forfeited without consideration following his resignation effective as of July 31, 2014.
(7)	Pursuant to the terms of the RPSA, Mr. McCanless’ Paired Shares were scheduled to vest as follows: (i) 20,055 Paired Shares on May 2, 2015 and (ii) 20,056 Paired Shares on May 2016. These Paired Shares were forfeited without consideration following his resignation effective as of November 30, 2014.

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Stock Vested

The following table summarizes the vested or settled Paired Shares acquired by each of the named executive officers during the fiscal year ended December 31, 2014.

Name	Stock Awards
	Number of Paired Shares Acquired on Vesting or Settlement (#)(1)	Value Realized on Vesting or Settlement ($)
James L. Donald	150,422	$3,825,231
Jonathan S. Halkyard	—	—
Peter J. Crage	61,637	$1,403,474
Ross W. McCanless	40,114	$802,280

(1)	Represents Paired Shares received in respect of Profit Units in connection with the completion of our initial public offering, which vest in accordance with the terms of the RPSA.

Potential Payments Upon Termination or Change in Control

The summary description and tables below describe the arrangements that were in effect for each of our named executive officers as of December 31, 2014. As of such date, (i) each of Messrs. Donald and Halkyard were subject to the terms of his respective Executive Agreement; and (ii) Mr. Crage was subject to the terms of his consulting agreement. Mr. McCanless was not a participant under the Severance Plan in 2014 and was not entitled to any severance payments following his resignation.

Executive Agreements (Messrs. Donald and Halkyard)

The payments and benefits upon each termination of employment scenario as described herein (other than accrued benefits) are generally conditioned upon the execution of a general release of claims against ESA Management and the executive’s compliance with certain restrictive covenants discussed above.

Upon a termination of employment during the employment term by ESA Management without Cause or by the executive for Good Reason or, with respect to Mr. Donald, due to expiration of the employment term due to the nonrenewal by ESA Management, the named executive officers would receive (in addition to accrued benefits and reimbursement of outstanding business expenses):

•	a lump sum payment equal to the sum of base salary and target annual bonus, each as in effect as of the date of termination;

•	pro-rata annual bonus for the year in which termination occurs determined by multiplying the target annual bonus amount by a fraction, the numerator of which is the number of days in such year through the termination date and the denominator of which is 365 (“Pro-Rata Bonus”); and

•	in accordance with usual policies as if the executive had continued employment, payment of an amount equal to the cost of coverage under employee benefit plans generally available to similarly situated employees of ESA Management (“Benefits Continuation”) for the one-year period following the date of termination, including COBRA premiums.

Upon a termination without Cause or for Good Reason upon or within 180 days following a Change in Control, Mr. Donald would instead receive (in addition to accrued benefits and reimbursement of outstanding business expenses) a lump sum payment equal to two times the sum of base salary and target annual bonus, each as in effect as of the date of termination, a Pro-Rata Bonus and Benefits Continuation for the two-year period following the date of termination, including COBRA premiums. As discussed above, as part of the Pre-IPO Transactions, ESA Management assumed and acknowledged the terms of each of the Executive Agreements. In connection with the assumption of the Executive Agreement for Mr. Donald, the definition of “Change of Control Transaction” was replaced with the definition of “Change in Control” as set forth below.

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Upon termination due to death, Mr. Donald’s and Mr. Halkyard’s estates would each receive (in addition to accrued benefits and reimbursement of outstanding business expenses) a Pro-Rata Bonus.

Upon a termination due to Disability (as defined below), the named executive officers would receive (in addition to accrued benefits and reimbursement of outstanding business expenses):

•	base salary continuation (at the rate in effect on the date of termination) for the greater of (x) the balance of the calendar year in which the executive is deemed to have a Disability and (y) six months; and

•	a Pro-Rata Bonus.

In addition to the compensation and benefits described in each of the termination scenarios above, upon termination for any reason other than by ESA Management for Cause or by Mr. Halkyard without Good Reason, Mr. Halkyard would be entitled to accelerated vesting with respect to any of the restricted stock units granted on November 25, 2013 that were outstanding at the time of such termination.

Consulting Agreement (Mr. Crage)

Mr. Crage was not entitled to any severance payments under his Executive Agreement following his resignation. The Consulting Agreement did not entitle Mr. Crage to any payments or benefits other than the consulting fees which are described above and included in the amounts reported in the Summary Compensation Table.

Equity Awards

Prior to the completion of our initial public offering, each of the named executive officers had been awarded grants of Profit Units. As noted herein, in connection with the Pre-IPO Transactions, the Profit Units were converted into restricted Paired Shares that generally vest according to the same time-based vesting schedules that applied to the Profit Units, except that (i) any Paired Shares received in respect of vested Profit Units were generally received free and clear of restrictions and (ii) any Paired Shares received in respect of Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). Any restricted Paired Shares will immediately vest upon a Change in Control, as defined below.

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Upon a Change in Control, Mr. Halkyard’s restricted stock units which are not vested as of the date of the Change in Control would vest immediately upon such Change in Control.

	Base Salary	Bonus Amount	Pro-Rata Bonus(1)	Benefits Continuation(2)	Equity Acceleration(3)	Total
	Death
James L. Donald	—	—	$900,000	—	—	$900,000
Jonathan S. Halkyard	—	—	$550,000	—	$1,906,152	$2,456,152
Peter J. Crage	—	—	—	—	—	—
Ross W. McCanless	—	—	—	—	—	—

	Disability(4)
James L. Donald	$450,000	—	$900,000	—	—	$1,350,000
Jonathan S. Halkyard	$275,000	—	$550,000	—	$1,906,152	$2,731,152
Peter J. Crage	—	—	—	—	—	—
Ross W. McCanless	—	—	—	—	—	—

	Upon Termination by ESA Management due to Non-renewal of the Term
James L. Donald	$900,000	$900,000	$900,000	$16,711	—	$2,716,711
Jonathan S. Halkyard	—	—	—	—	$1,906,152	$1,906,152
Peter J. Crage	—	—	—	—	—	—
Ross W. McCanless	—	—	—	—	—	—

	Upon Termination by ESA Management without Cause or by the Executive for Good Reason
James L. Donald	$900,000	$900,000	$900,000	$16,711	—	$2,716,711
Jonathan S. Halkyard	$550,000	$550,000	$550,000	$16,711	$1,906,152	$3,572,863
Peter J. Crage	—	—	—	—	—	—
Ross W. McCanless	—	—	—	—	—	—

	Upon Termination by ESA Management without Cause or by the Executive for Good Reason in connection with a Change in Control(5)
James L. Donald	$1,800,000	$1,800,000	$900,000	$33,422	$5,765,152	$10,298,574
Jonathan S. Halkyard	$550,000	$550,000	$550,000	$16,711	$2,628,258	$4,294,969
Peter J. Crage	—	—	—	—	—	—
Ross W. McCanless	—	—	—	—	—	—

(1)	Amounts in this column represent the executive’s annual target bonus amount payable assuming the applicable termination occurred on December 31, 2014.
(2)	Amounts in this column represent the reimbursement payments equal to the value of the benefits that would have been provided under the terms of the Executive Agreements or the Restated CFO Agreement, as applicable, had such termination not occurred (including COBRA).
(3)	Amounts in this column represent the value of the acceleration of Paired Shares which were unvested and restricted stock units which were outstanding as of December 31, 2014. As of December 31, 2014, the fair market value of a Paired Share was $19.16.
(4)	For purposes of this section of the table, the amount included under the “Base Salary” column is equal to six months of base salary, which represents the minimum base salary continuation provided under the terms of the Executive Agreements and Restated CFO Agreement, as applicable.
(5)	The equity acceleration reflected in this section of the table occurs upon a Change in Control (assumed to occur on December 31, 2014), whether or not there is a termination of employment.

For purposes of the Executive Agreements and equity awards, the terms below are generally defined as follows:

•

“Cause” means any of the following: (i) willful fraud or gross misconduct or gross negligence in connection with the executive’s performance of duties under the Executive Agreement; (ii) the deliberate or intentional failure or willful malfeasance by the executive to substantially perform his

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duties under the agreement; (iii) conduct which is materially detrimental to the reputation, goodwill or business operations of ESA Management or any of its affiliates; or (iv) the conviction for, or plea of nolo contendere to, a charge of commission of a felony. With respect to Mr. Donald, no termination shall be for “Cause” as set forth in clause (ii) or (iii) above until (x) there shall have been delivered to Mr. Donald a copy of a written notice setting forth that Mr. Donald was guilty of the conduct set forth in clause (ii) or (iii) and specifying the particulars thereof in detail and (y) Mr. Donald shall have been provided an opportunity to be heard by the Board of ESH REIT.

•	“Change in Control” is defined in the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan and generally means the occurrence of any of the following events with respect to the Corporation: (a) any person (other than the Sponsors or any person in connection with a non-control transaction as defined below) acquires securities of the Corporation representing fifty percent or more of the combined voting power of the Corporation’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless shareholders immediately before such merger, consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than a Sponsor or any person who had beneficial ownership of more than fifty percent of the combined voting power of the Corporation’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

•	“Disability” is deemed to exist if, in the reasonable judgment of the Board of ESH REIT, the executive shall be rendered incapable of performing his duties to ESA Management by reason of any physical or mental impairment than can be expected to result in death or that can be expected to last for a period of either (i) six or more consecutive months from the first date of the executive’s absence due to the disability or (ii) nine months during any 12-month period.

•	“Good Reason” means (i) any materially adverse modification of the executive’s positions, responsibilities or titles; (ii) a reduction in the executive’s base salary; (iii) notice is provided of the termination of the applicable ESA Management Agreement between ESA Management and the operating lessees (in the case of Mr. Donald’s Executive Agreement, such notice must be given other than in connection with a change in corporate structure that does not result in a reduction of his base salary or a materially adverse modification of his duties); and (iv) any failure by ESA Management to comply in all material respects with the provision of compensation and benefits as provided under the terms of the agreement, which breach remains uncured thirty (30) days after notice of such breach is delivered by the executive to ESA Management. Mr. Crage waived his right to terminate for Good Reason due to termination of the management agreements in accordance with the Pre-IPO Transactions. The Restated CFO Agreement does not provide for a “Good Reason” trigger based on the termination of the ESA Management Agreements.

For purposes of the Severance Plan, the terms below are generally defined as provided below:

•

“Cause” means with respect to the termination of a participant by ESA Management, such participant’s (i) refusal or neglect to perform substantially his employment-related duties or services, (ii) personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his

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willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment or services to the Company which does not adversely affect the Company or its reputation or the ability of the participant to perform his employment-related duties or services or to represent the Company), (iv) failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or (v) material breach of any written covenant or agreement with the Company not to disclose any information pertaining to the Company or not to compete or interfere with the Company.

•	“Good Reason” means any of the following, without the participant’s written consent: (a) a material diminution in a participant’s base salary; (b) a material diminution in a participant’s authority, duties or responsibilities; (c) a material change in the geographic location at which the participant must perform the services; or (d) any other action or inaction that constitutes a material breach by the service recipient of the agreement under which the participant provides services; provided, however, that a termination by the participant for any of the reasons listed in (a) through (d) above shall not constitute termination for Good Reason unless the participant shall first have delivered to ESA Management written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than sixty (60) days after the initial occurrence of such event), and ESA Management fails to cure such event within thirty (30) days after receipt of this written notice. The participant’s employment must be terminated for Good Reason within one hundred twenty (120) days after the occurrence of an event of Good Reason. A resignation by the participant for Good Reason effectively constitutes an involuntary separation from service within the meaning of Section 409A of the Code and Treas. Reg. Section 1.409A-1(n)(2). Good Reason shall not include the participant’s death or disability.

The Report of the Compensation Committee

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Douglas G. Geoga, Chairman

Kevin W. Dinnie

Ty E. Wallach

Director Compensation

Prior to the completion of our initial public offering, each of the non-voting managers of the board of managers of Holdings was entitled to receive an annual cash fee of $75,000 for services rendered on the board of managers of Holdings. In addition, each non-voting manager received a grant of Profit Units upon his appointment as a manager. The terms of the Profit Units are substantially similar to the terms of the Profit Units granted to the named executive officers, as described under “—Equity Incentive Awards.” As described herein, in connection with the Pre-IPO Transactions, all Profit Units that were outstanding immediately prior to November 12, 2013 were converted into Paired Shares with an equivalent value. Pursuant to the terms of the RPSA, the Paired Shares vest in accordance with the same time-based vesting schedule that applied to the Profit Units, except that (i) all Paired Shares received in respect of Profit Units which were vested as of immediately prior to November 12, 2013 were generally received free and clear of restrictions and (ii) all Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). In addition, all Paired Shares are subject to holding requirements set forth in the applicable lock-up agreements and share ownership guidelines.

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Following the completion of our initial public offering, the Compensation Committee adopted ESH REIT’s director compensation program which provides that each of the independent directors will receive an annual cash retainer of $65,000. Mr. Geoga will receive an additional $20,000 for serving as Chairman of the Board, and Mr. Wallman will receive an additional, $15,000 for serving as Audit Committee Chair. The director compensation program also provides that each of the independent directors will receive an annual equity retainer with a value of $75,000.

The table below sets forth the portion of the compensation paid to the members of the Board that is attributable to services performed during the fiscal year ended December 31, 2014.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)		All Other Compensation ($)	Total ($)
Douglas G. Geoga,	$85,000	—	(2)	—	$85,000
Chairman of the Board

Richard F. Wallman,	$80,000	—	(3)	—	$80,000
Director

Lisa Palmer,	$29,792	$60,002			$89,794
Director(4)

Ty E. Wallach,	—	—		—	—
Director(5)

Kevin W. Dinnie,	—	—		—	—
Director(5)

Christopher K. Daniello,	—	—		—	—
Director(5)

(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of the Paired Shares granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the year ended December 31, 2013 of the Corporation and ESH REIT.
(2)	As of December 31, 2014, Mr. Geoga held 50,000 restricted Paired Shares which are scheduled to vest on November 25, 2015.
(3)	As of December 31, 2014, Mr. Wallman held 12,027 restricted Paired Shares which are scheduled to vest as follows: (i) 6,013 Paired Shares on May 22, 2015 and (ii) 6,014 Paired Shares on May 22, 2016.
(4)	In connection with her appointment to serve as an independent member the Board of ESH REIT on August 18, 2014, Ms. Palmer was entitled to a pro-rata portion of the cash retainer and annual equity retainer. On August 18, 2014, Ms. Palmer was granted 2,593 restricted stock units under the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan, which restricted stock units are scheduled to vest as to 25% on each of August 18, 2015, August 18, 2016, August 18, 2017 and August 18, 2018.
(5)	Mr. Wallach, Mr. Dinnie and Mr. Daniello did not receive any compensation for services rendered during the 2014 fiscal year.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2014 with respect to the Paired Shares that may be issued under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	2,593	(1)	—	7,419,824	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	2,593	(1)	—	7,419,824	(2)

(1)	Includes 2,593 Paired Shares underlying time-vesting restricted stock unit awards made under the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan.
(2)	This number represents the aggregate number of securities available for future issuance under the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan.

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PROPOSAL 3—APPROVAL OF THE AMENDED AND RESTATED ESH HOSPITALITY, INC. LONG-TERM INCENTIVE PLAN

The Board unanimously recommends that ESH REIT’s shareholders approve the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan, amended and restated as of April 10, 2015, hereinafter referred to as the “ESH REIT Plan”.

Background

The ESH REIT Plan initially was adopted by the Board and approved by the shareholders prior to the completion of our initial public offering, and subsequently was amended and restated and adopted by the Board on April 10, 2015. The Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan (the “ESA Plan”, and together with the ESH REIT Plan, the “Plans”) was likewise initially adopted by the Board of the Corporation and approved by its shareholders prior to the completion of our initial public offering, and subsequently was amended and restated and adopted by the Board of the Corporation on April 10, 2015.

The ESH REIT Plan is administered by the Compensation Committee (the “ESH REIT Plan Committee”). The ESH REIT Plan Committee may grant awards in respect of Paired Shares to eligible participants, including all employees, officers and directors of ESH REIT and its Affiliates. Awards granted under the ESH REIT Plan will be subject to the approval by the compensation committee of the Corporation (the “ESA Plan Committee”), and the agreement of the Corporation to issue its shares of common stock at the time of delivery of the Paired Shares underlying the applicable grant. In addition, awards granted under the ESA Plan by the ESA Plan Committee will be subject to approval by the ESH REIT Plan Committee and the agreement of ESH REIT to issue its shares of Class B common stock at the time of delivery of the Paired Shares underlying the applicable grant. ESH REIT issues its component of the Paired Share (i.e., the share of Class B common stock of ESH REIT) and the Corporation issues its component of the Paired Share (i.e., the share of common stock of the Corporation), in each case, directly to the grantee. These two components are stapled together as a Paired Share.

ESH REIT compensates the Corporation for the fair market value of the shares of common stock of the Corporation at the time of issuance by the Corporation to the grantee (which is subject to increases or decreases in value in the time between grant of an award and the issuance of the common stock of the Corporation). The Corporation will compensate ESH REIT for the fair market value of the shares of Class B common stock at the time of issuance by ESH REIT to the grantee (which will be subject to increases or decreases in the value in the time between grant of an award and the issuance of the share of Class B common stock).

As of April 10, 2015, of the 8,000,000 shares of Class B common stock of ESH REIT reserved and authorized for the issuance of awards in respect of Paired Shares under the ESH REIT Plan, approximately 7,033,070 shares of Class B common stock of ESH REIT remained available for future grants. In addition, if our shareholders vote to approve the ESH REIT Plan, the maximum number of shares of Class B common stock of ESH REIT that may be the subject of Options, Stock Appreciation Rights, Performance-Based Restricted Stock and Performance Share Units granted to any individual in any calendar year may not exceed 5,000,000, provided, however, that each share of Class B common stock of ESH REIT that may be made the subject of an award of Performance-Based Restricted Stock or Performance Share Units shall be counted as two shares of Class B common stock of ESH REIT against the aggregate limit of 5,000,000. In addition, the maximum dollar amount of cash or the fair market value of Paired Shares that any individual may receive in any calendar year in respect of Performance Units may not exceed $10,000,000.

The closing price of a Paired Share on the NYSE on April 10, 2015 was $19.71.

We currently consider approximately 3 of our executive officers, 0 key employees, 0 independent consultants and 0 non-employee directors (representing approximately .3% of our workforce) as eligible to receive stock-based incentive awards under the ESH REIT Plan.

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Purpose of Proposal

The Board has approved and unanimously recommends that the shareholders vote to approve the ESH REIT Plan so that the Compensation Committee, in its discretion, may grant awards of Stock Options, Stock Appreciation Rights, Performance Share Units, Performance Units and Performance-Based Restricted Stock (together, “Performance Awards”) which will qualify as “performance-based compensation” under Section 162(m) of the Code.

The ESH REIT Plan is designed, in part, to allow ESH REIT to provide “performance-based compensation” that may be tax-deductible by ESH REIT without regard to the limits of Section 162(m) in the event ESH REIT chooses to structure compensation in a manner that will satisfy the exemption for “performance-based compensation”. Under Section 162(m) of the Code, the federal income tax deductibility of compensation paid to the chief executive officer and the three next most highly compensated executive officers (other than the chief financial officer) determined pursuant to the executive compensation disclosure rules of the SEC (the “Covered Employees”) may be limited to the extent such compensation exceeds $1,000,000 in any taxable year. However, ESH REIT may deduct compensation paid to the Covered Employees in excess of that amount if it qualifies for exemption as “performance-based compensation” under Section 162(m) of the Code.

The ESH REIT Plan has not been amended since it was initially adopted by the shareholders prior to our initial public offering to increase the aggregate number of shares of Class B common stock of ESH REIT that are available for awards in respect of Paired Shares under the ESH REIT Plan, and the vote to approve the ESH REIT Plan will not increase the aggregate number of shares of Class B common stock of ESH REIT that are available for awards in respect of Paired Shares under the ESH REIT Plan. Rather, as discussed above, the purpose of having our shareholders approve the ESH REIT Plan is to enable the Compensation Committee to grant Performance Awards that will qualify as “performance-based compensation” under Section 162(m) of the Code, including approval of the individual annual limit with respect to (i) the number of Paired Shares underlying Performance Awards, which has been increased to 5,000,000 and (ii) dollar amount or value of any Performance Units, which remains at $10,000,000.

Without the approval of the shareholders of the ESH REIT Plan, the deductibility of awards granted to Covered Employees under the ESH REIT Plan may be limited. Your approval of the ESH REIT Plan is important in order to enable ESH REIT to promote tax efficiency through the grant of Performance Awards which qualify as performance-based compensation under Section 162(m) of the Code and to provide ESH REIT sufficient flexibility to offer employees, including key executives, with competitive equity compensation packages. The Board believes that approval of the ESH REIT Plan is in the best interests of ESH REIT and the shareholders, and is consistent with sound corporate governance practices.

Summary of Plan

The following is a summary of the material features of the ESH REIT Plan and does not describe all of the ESH REIT Plan’s provisions. We urge you to read the complete text of the ESH REIT Plan that is included as Appendix C to this Proxy Statement. Capitalized terms used in this summary that are not otherwise defined have the meanings given in the ESH REIT Plan.

General Information

Administration. The ESH REIT Plan Committee will administer the ESH REIT Plan, which will consist of at least two directors and may consist of the entire Board. The ESH REIT Plan Committee will generally consist of at least two directors considered to be non-employee directors for Section 16 purposes, and to the extent that an award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the ESH REIT Plan Committee will consist of at least two directors considered to be “outside directors” under Section 162(m) of the Code.

Plan Term. The ESH REIT Plan became effective on April 10, 2015, subject to approval of ESH REIT’s shareholders within 12 months of April 10, 2015, and will terminate on the tenth anniversary thereof, unless earlier terminated by the Board.

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Eligibility. “Eligible Individuals” include employees and consultants providing services to ESH REIT or any of its Affiliates and any director of the Corporation or ESH REIT. The ESH REIT Plan Committee will determine which Eligible Individuals will receive grants of awards. However, each grant will need to be approved by the ESA Plan Committee as described above.

Incentives Available. The ESH REIT Plan Committee may grant any of the following types of awards to an Eligible Individual: Incentive Stock Options (“ISOs”) and Nonqualified Stock Options (“Nonqualified Stock Options, and together with ISOs, “Options”); Stock Appreciation Rights (“SARs”); Restricted Stock (including Performance-Based Restricted Stock); Restricted Stock Units (“RSUs”); Performance Units; Performance Share Units; Dividend Equivalent Rights; and Share Awards (each type of grant, considered an “Award”).

Shares Available. The aggregate number of shares of Class B common stock of ESH REIT that may be issued under the ESH REIT Plan shall not exceed 8,000,000, no more than 4,000,000 of which may be granted as ISOs. This includes shares of Class B common stock of ESH REIT approved for issuance under the ESH REIT Plan in respect of awards granted under the ESA Plan. The aggregate number of Paired Shares that may be the subject of Options, SARs, Performance-Based Restricted Stock and Performance Share Units granted to any Eligible Individual in any calendar year may not exceed 5,000,000, provided, however, that each Paired Share issued in respect of an Award of Performance-Based Restricted Stock or Performance Share Units shall be counted as two Paired Shares against the aggregate limit of 5,000,000. The maximum dollar amount of cash or the fair market value of Paired Shares that any individual may receive in any calendar year in respect of Performance Units may not exceed $10,000,000. The maximum fair market value of Paired Shares underlying an award that any director may receive in respect of services provided to the ESH REIT in any calendar year may not exceed $500,000.

In the event that an Award is granted that, pursuant to the terms of the award agreement, cannot be settled in Paired Shares such that ESH REIT would not issue shares of its Class B common stock in settlement of such Award, the aggregate number of shares of ESH REIT Class B common stock that may be made the subject of Awards under the ESH REIT Plan shall not be reduced. Any shares of ESH REIT Class B common stock related to an Award granted under the ESH REIT Plan that (i) terminates by expiration, forfeiture, cancellation or otherwise without the issuance of shares of ESH REIT Class B common stock, (ii) is settled in cash in lieu of shares of ESH REIT Class B common stock, or (iii) is exchanged with the ESH REIT Plan Committee’s permission, prior to the issuance of shares of ESH REIT Class B common stock, for an Award pursuant to which no shares of ESH REIT Class B common stock may be issued, shall again be available for Awards under the ESH REIT Plan. The number of shares of ESH REIT Class B common stock tendered or withheld (i) to pay all or a portion of the exercise price of an Option granted under the ESH REIT Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under the ESH REIT Plan, shall become available again for grant under the ESH REIT Plan.

Stock Options. The ESH REIT Plan Committee may grant Options (which may be ISOs or Nonqualified Stock Options) to Eligible Individuals. An ISO is an Option intended to qualify for tax treatment applicable to ISOs under Section 422 of the Code. An ISO may only be granted to Eligible Individuals that are employees of the ESH REIT or its Affiliates. A Nonqualified Stock Option is an Option that is not subject to statutory requirements and limitations required for certain tax advantages allowed under Section 422 of the Code.

Vesting and Exercise Periods. Each Option may be subject to vesting requirements and will become exercisable in accordance with the specific terms and conditions of the Option, as determined by the ESH REIT Plan Committee at the time of grant and set forth in an award agreement. The term of an Option generally may not exceed ten years from the date it is granted (five years in the case of an incentive stock option granted to a ten-percent stockholder); provided, however, that upon the death of a participant prior to the expiration of the Option, the Option may be exercised for up to one year following the date of the participant’s death, even if such period extends beyond ten years. Each Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until its expiration or termination, unless otherwise provided in an applicable award agreement. In addition, the ESH REIT Plan Committee reserves the right to accelerate any vesting requirements.

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Exercise Price. The purchase price per Paired Share with respect to any Option may be not less than 100% of the fair market value of a Paired Share on the date the Option is granted (110% in the case of an incentive stock option granted to a ten-percent stockholder).

Payment of Exercise Price. The exercise price for any Paired Shares purchased pursuant to the exercise of an Option shall be paid in any or any combination of the following forms: (a) cash or its equivalent (e.g., a check); (b) if permitted by the ESH REIT Plan Committee, (i) the transfer, either actually or by attestation, to ESH REIT of Paired Shares that have been held by the participant for at least six (6) months (or such lesser period as may be permitted by the ESH REIT Plan Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the ESH REIT Plan Committee or (ii) the withholding of Paired Shares otherwise issuable upon exercise of the Option, such withholding to be upon such terms and conditions as determined by the ESH REIT Plan Committee; or (c) in the form of other property as determined by the ESH REIT Plan Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures as are, from time to time, deemed acceptable by the ESH REIT Plan Committee.

Prohibition on Repricings. The ESH REIT Plan Committee may not make any adjustment or amendment (other than in connection with certain changes in capitalization or certain corporate transactions in accordance with the terms of the ESH REIT Plan, as generally described below) that reduces, or would have the effect of reducing, the exercise price of an Option or SAR previously granted under the ESH REIT Plan, unless ESH REIT’s shareholders approve such adjustment or amendment.

Limits on Incentive Stock Options. In order to comply with the requirements for ISOs in the Code, no person may receive a grant of an ISO for stock that would have an aggregate fair market value in excess of $100,000, determined when the ISO is granted, that would become exercisable for the first time during any calendar year. If any grant of an ISO is made in excess of such limit, the portion that is over the $100,000 limit would be a Nonqualified Stock Option.

Stock Appreciation Rights. The ESH REIT Plan Committee may grant SARs to Eligible Individuals on terms and conditions determined by the ESH REIT Plan Committee at the time of grant and set forth in an award agreement.

Amount Payable. A SAR is a right granted to a participant to receive (upon exercise of the right) an amount equal to the excess of the fair market value of a Paired Share on the last business day preceding the date of exercise of such SAR over the fair market value of a Paired Share on the date the SAR was granted. A SAR may be settled or paid in cash, Paired Shares, or a combination of each, in accordance with its terms.

Duration. Each SAR will be exercisable or be forfeited or expire on such terms as the ESH REIT Plan Committee determines. The term of a SAR generally may not exceed ten (10) years from the date it is granted; provided, however, that upon the death of a participant prior to the expiration of the SAR, the SAR may be exercised for up to one year following the date of the participant’s death, even if such period extends beyond ten years. Each SAR, to the extent it becomes exercisable, may be exercised at any time in whole or in part until its expiration or termination, unless otherwise provided in an applicable award agreement. In addition, the ESH REIT Plan Committee reserves the right to accelerate any vesting requirements.

Dividend Equivalent Rights. The ESH REIT Plan Committee may grant Dividend Equivalent Rights, either in tandem with an Award or as a separate Award, to Eligible Individuals on terms and conditions determined by the ESH REIT Plan Committee at the time of grant and set forth in an award agreement. A Dividend Equivalent Right is a right to receive cash or Paired Shares based on the value of dividends that are paid with respect to the Paired Shares. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or, if applicable, deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Award to which the Dividend Equivalent Rights relate, subject to compliance with Section 409A of the Code. Dividend Equivalent Rights may be settled in cash or Paired Shares or a combination thereof, in a single installment or multiple installments, as determined by the ESH REIT Plan Committee.

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Restricted Stock; Restricted Stock Units. The ESH REIT Plan Committee may grant either restricted Paired Shares (Restricted Stock) or restricted stock units (RSUs), in each case subject to certain vesting requirements, on terms and conditions determined by the ESH REIT Plan Committee at the time of grant and set forth in an award agreement.

Restricted Stock. Unless the ESH REIT Plan Committee determines otherwise, upon the issuance of shares of Restricted Stock, the participant shall have all of the rights of a shareholder with respect to such Paired Shares, including the right to vote the Paired Shares and to receive all dividends or other distributions made with respect to the Paired Shares. At the time the Award of Restricted Stock is granted, the ESH REIT Plan Committee may determine that the payment to the participant of dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be deferred until the lapsing of the restrictions imposed upon such Restricted Stock and held by each of the Corporation and ESH REIT, as applicable, for the account of the participant until such time. Payment of deferred dividends in respect of shares of Restricted Stock shall be made upon the lapsing of restrictions imposed on the shares of Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any shares of Restricted Stock shall be forfeited upon the forfeiture of such shares of Restricted Stock.

Restricted Stock Units. Each RSU shall represent the right of the participant to receive a payment upon vesting of the RSU, or on any later date specified by the ESH REIT Plan Committee, of an amount equal to the fair market value of a Paired Share as of the date the RSU becomes vested, or such later date as determined by the ESH REIT Plan Committee at the time the RSU is granted (and which will be set forth in the applicable grant agreement). A RSU may be settled or paid in cash, Paired Shares, or a combination of each, as determined by the ESH REIT Plan Committee.

Performance Awards. Performance Awards (including Performance Units, Performance Share Units, and Performance-Based Restricted Stock) may be granted to Eligible Individuals on terms and conditions determined by the ESH REIT Plan Committee and set forth in an award agreement.

Performance Units and Performance Share Units. Performance Units shall be denominated in a specified dollar amount and, contingent upon the attainment of specified performance objectives within a performance cycle and such other vesting conditions as may be determined by the ESH REIT Plan Committee (including without limitation, a continued employment requirement following the end of the applicable performance period), represent the right to receive payment of the specified dollar amount or a percentage of the specified dollar amount depending on the level of performance objective attained; provided, however, that the ESH REIT Plan Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit.

Performance Share Units shall be denominated in Paired Shares and, contingent upon the attainment of specified performance objectives within a performance cycle and such other vesting conditions as may be determined by the ESH REIT Plan Committee, including without limitation, a continued employment requirement following the end of the applicable performance period, represent the right to receive payment of the fair market value of a Paired Share on the date the Performance Share Unit was granted, the date the Performance Share Unit became vested or any other date specified by the ESH REIT Plan Committee or a percentage of such amount depending on the level of performance objective attained; provided, however, that the ESH REIT Plan Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit.

The award agreement for each Performance Unit and Performance Share Unit shall specify the number of Performance Units or Performance Share Units to which it relates, the performance objectives and other conditions which must be satisfied in order for the Performance Unit or Performance Share Unit to vest and the performance cycle within which such performance objectives must be satisfied (which will not be less than one year) and the circumstances under which the award will be forfeited. Payment to participants in respect of vested

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Performance Share Units and Performance Units shall be made as soon as practicable after the last day of the performance cycle to which such Award relates or at such other time or times as the ESH REIT Plan Committee may determine that the Award has become vested. Such payments may be made entirely in Paired Shares valued at their fair market value, entirely in cash or in such combination of Paired Shares and cash as the ESH REIT Plan Committee in its discretion shall determine at any time prior to such payment.

Performance-Based Restricted Stock. Performance-Based Restricted Stock shall consist of an award of shares of Restricted Stock, issued in the participant’s name and subject to appropriate restrictions and transfer limitations. Unless the ESH REIT Plan Committee determines otherwise and as set forth in the applicable award agreement, upon issuance of shares of Performance-Based Restricted Stock, the participant shall have all of the rights of a shareholder with respect to such Paired Shares, including the right to vote the Paired Shares and to receive all dividends or other distributions paid or made with respect to Paired Shares. The award agreement for each Award of Performance-Based Restricted Stock will specify the number of shares of Performance-Based Restricted Stock to which it relates, the performance objectives and other conditions that must be satisfied in order for the Performance-Based Restricted Stock to vest, the performance cycle within which the performance objectives must be satisfied (which will not be less than one (1) year) and the circumstances under which the Award will be forfeited. At the time the Award of Performance-Based Restricted Stock is granted, the ESH REIT Plan Committee may determine that the payment to the participant of dividends, or a specified portion thereof, declared or paid on such Paired Shares shall be deferred until the lapsing of the restrictions imposed upon such Paired Shares and held by each of the Corporation and ESH REIT, as applicable, for the account of the participant until such time. Payment of deferred dividends in respect of shares of Performance-Based Restricted Stock shall be made upon the lapsing of restrictions imposed on the shares of Performance-Based Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any shares of Performance-Based Restricted Stock shall be forfeited upon the forfeiture of such shares of Performance-Based Restricted Stock.

Performance Objectives. Performance Objectives will be designed to support the Company’s business strategy and align the interests of participants with the interests of ESH REIT’s shareholders. With respect to any Performance Awards intended to constitute “performance-based compensation”, within the meaning of Section 162(m) of the Code, Performance Objectives may be expressed in terms of: (i) stock price, (ii) earnings per share, (iii) operating income, (iv) return on equity or assets, (v) cash flow, (vi) net cash flow, (vii) cash flow from operations, (viii) earnings before interest, taxes, depreciation and amortization (EBITDA), (ix) increased revenues, (x) revenue ratios, (xi) cost reductions, (xii) cost ratios, (xiii) overall revenue or sales growth, (xiv) expense reduction or management, (xv) market position, (xvi) total shareholder return, (xvii) return on investment, (xviii) earnings before interest and taxes (EBIT), (xix) net income, (xx) return on net assets, (xxi) economic value added, (xxii) shareholder value added, (xxiii) cash flow return on investment, (xxiv) net operating profit, (xxv) net operating profit after tax, (xxvi) return on capital, (xxvii) return on invested capital or (xxviii) any combination of the foregoing. With respect to Performance Awards not intended to constitute “performance-based compensation” under Section 162(m) of the Code, Performance Objectives may be based on any of the foregoing or any other performance criteria as may be established by the ESH REIT Plan Committee. In either event, Performance Objectives may be based on performance of ESH REIT, any of its Affiliates, one or more of its Operating Units, or any combination thereof. In addition, Performance Objectives may be either absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. For Performance Awards intended to constitute “performance-based compensation”, within the meaning of Section 162(m) of the Code, the Performance Objectives with respect to a particular performance cycle will be established in writing by the ESH REIT Plan Committee by the earlier of (i) the date on which a quarter of the performance cycle has elapsed and (ii) the date which is ninety (90) days after the commencement of the performance cycle and in any event while the performance relating to the Performance Objectives remains substantially uncertain.

Effect of Certain Events. The ESH REIT Plan Committee may, at the time the Performance Objectives in respect of a Performance Award are established, provide for the manner in which performance will be measured

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against the Performance Objectives to reflect the impact of specified events on ESH REIT as a whole or any part of the ESH REIT’s business or operations, including, generally, (a) changes in accounting principles or tax laws that become effective during the applicable performance period, (b) events that are extraordinary or unusual in nature or infrequent in occurrence, (c) the disposition of a business, or the sale of investments or non-core assets, (d) settlements or recoveries related to claims or litigation or (e) investments or acquisitions made during the year or, to the extent provided by the ESH REIT Plan Committee, any prior year. Any adjustments based on the effect of this type of event are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the ESH REIT Plan Committee and, in respect of Performance Awards intended to constitute “performance-based compensation” under Section 162(m) of the Code, such adjustments shall be permitted only to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder.

Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award, the ESH REIT Plan Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as “performance-based compensation” under Section 162(m) of the Code. In respect of a Performance Award, the ESH REIT Plan Committee may, in its sole discretion, reduce the amount of cash paid or number of Paired Shares to be issued or that have been issued and that become vested or on which restrictions lapse. The ESH REIT Plan Committee shall not be entitled to exercise any discretion if doing so would cause the compensation attributable to such Awards to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

Share Awards. The ESH REIT Plan Committee may grant Share Awards to an Eligible Individual on such terms and conditions as the ESH REIT Plan Committee may determine at the time of grant. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from ESH REIT.

Adjustments. In the event of a Change in Capitalization (as defined in the ESH REIT Plan) the ESH REIT Plan Committee shall conclusively determine the appropriate adjustments, if any, to (a) the maximum number and class of shares or other stock or securities with respect to which Awards may be granted under the ESH REIT Plan, (b) the maximum number and class of shares or other stock or securities that may be issued upon exercise of ISOs, (c) the maximum number and class of shares or other stock or securities with respect to which Awards may be granted to any Eligible Individual in any calendar year, (d) the number and class of shares or other stock or securities, cash or other property which are subject to outstanding Awards granted under the ESH REIT Plan and the exercise price therefor, if applicable, and (e) the Performance Objectives.

Amendment or Termination of the Plan. The ESH REIT Plan may be amended or terminated by the Board without shareholder approval unless shareholder approval of the amendment or termination is required under applicable law, regulation or exchange requirement. No amendment may impair or adversely impact any Awards that had been granted under the ESH REIT Plan prior to the amendment without the impacted participant’s consent. The ESH REIT Plan will terminate on the tenth anniversary of its effective date; however, when the ESH REIT Plan terminates, any applicable terms will remain in effect for administration of any Awards outstanding at the time of the ESH REIT Plan’s termination.

Effect of Change in Control or Certain Other Transactions. Generally, the award agreement evidencing each Award will provide any specific terms applicable to that Award in the event of a Change in Control of the Corporation. For purposes of the ESH REIT Plan, “Change in Control” generally means the occurrence of any of the following events with respect to the Corporation: (a) any person (other than the Sponsors or any person in connection with a non-control transaction as defined below) acquires securities of the Corporation representing fifty percent or more of the combined voting power of the Corporation’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless stockholders immediately before such merger,

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consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than a Sponsor or any person who had beneficial ownership of more than fifty percent of the combined voting power of the Corporation’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

Unless otherwise provided in an award agreement, in connection with a merger, consolidation, reorganization, recapitalization or other similar change in the capital stock of the Corporation or ESH REIT, a liquidation or dissolution of the Corporation or ESH REIT or a Change in Control (each a “Corporate Transaction”), Awards shall either: (a) continue following such Corporate Transaction, which may include, in the discretion of the ESH REIT Plan Committee or the parties to the Corporate Transaction, the assumption, continuation or substitution of the Awards, in each case with appropriate adjustments to the number, kind of shares, and exercise prices of the Awards; or (b) terminate.

Options and SARs. If Options or SARs are to terminate in the event of a Corporate Transaction, the holders of vested Options or SARs must be provided either (a) fifteen days to exercise their Options or SARs or (b) payment (in cash or other consideration) in respect of each Paired Share covered by the Option of SAR being cancelled in an amount equal to the excess of the per share price to be paid to shareholders in the Corporate Transaction over the price of the Option or the SAR. If the per share price to be paid to shareholders in the Corporate Transaction is less than the exercise price of the Option or SAR, the Option or SAR may be terminated without payment of any kind. The holders of unvested Options or SARs may also receive payment, at the discretion of the ESH REIT Plan Committee, in the same manner as described above for vested Options and SARs. The ESH REIT Plan Committee may also accelerate the vesting on any unvested Option or SAR and provide holders of such Options or SARs a reasonable opportunity to exercise the Award.

Other Awards. If Awards other than Options and SARs are to terminate in connection with a Corporate Transaction, the holders of vested Awards will be provided, and holders of unvested Awards may be provided, at the discretion of the ESH REIT Plan Committee, payment (in cash or other consideration upon or immediately following the Corporate Transaction, or, to the extent permitted by Section 409A of the Code, on a deferred basis) in respect of each Paired Share covered by the Award being cancelled in an amount equal to the per share price to be paid to shareholders in the Corporate Transaction.

The ESH REIT Plan Committee may, in its sole discretion, provide for different treatment for different Awards or Awards held by different parties, and where alternative treatment is available for a participant’s Awards, may allow the participant to choose which treatment will apply to his or her Awards.

Transferability. The ESH REIT Plan generally restricts the transfer of any Awards, except transfers (a) by will or the laws of descent and distribution or (b) to a beneficiary designated by the participant, to whom any benefit under the ESH REIT Plan is to be paid or who may exercise any rights of the participant in the event of the participant’s death before he or she receives any or all of such benefit or exercises an Award.

Federal Income Tax Consequences. The following is only a brief summary of the U.S. federal income tax consequences to a recipient and ESH REIT of a stock incentive award, and does not discuss the effect of income tax law of any other jurisdiction (such as state income tax law) in which the recipient may reside.

Options. Options may be granted in the form of ISOs or Nonqualified Stock Options. ISOs granted to employees are eligible for favorable federal income tax treatment that is provided under Section 422 of the Code

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if certain requirements are satisfied. An ISO must have an exercise price that is not less than the fair market value of the stock at the time the Option is granted, and must be exercisable within ten years from the date of grant. An employee granted an ISO or Nonqualified Stock Option generally does not realize compensation income for federal income tax purposes upon the grant of the Option. At the time of exercise of an ISO, no compensation income is realized by the holder of the Option (other than tax preference income for purposes of the federal alternative minimum tax on individual income). If the Paired Shares acquired on exercise of an ISO are held for at least two years after grant of the Option and one year after exercise, the excess of the amount realized on sale over the exercise price will be taxed as capital gain. If the Paired Shares acquired on exercise of an ISO are disposed of within less than two years after grant or one year after exercise, the holder will realize taxable compensation income equal to the excess of the fair market value of the Paired Shares on the date of exercise or the date of sale, whichever is less, over the option exercise price. Any additional amount realized will be taxed as capital gain. At the time of exercise of a Nonqualified Stock Option the holder of the Option will realize taxable compensation income in an amount equal to the excess of the fair market value of the Paired Shares acquired on the date of exercise over the exercise price of the Option. ESH REIT will generally be entitled to a deduction for federal income tax purposes at the time any compensation income is realized by the holder of an Option, in an amount equal to the amount of compensation income realized by the holder.

Stock Appreciation Rights. Upon the exercise of a SAR an employee will generally realize taxable compensation income in an amount equal to the cash and/or the fair market value of the Paired Shares acquired pursuant to the exercise. ESH REIT generally will be entitled to a federal income tax deduction at the time of and equal to the amount of compensation income the employee receives pursuant to the exercise of a SAR.

Restricted Stock/Performance-Based Restricted Stock. Employees granted Restricted Stock or Performance-Based Restricted Stock under the ESH REIT Plan generally recognize as taxable compensation income the fair market value of the Restricted Stock or the Performance-Based Restricted Stock on the date the restrictions lapse unless the employee has elected to include the Restricted Stock or Performance-Based Restricted Stock, as applicable, in income at the time of grant under Section 83(b) of the Code. ESH REIT generally will be entitled to a corresponding federal income tax deduction at the time the employee recognizes income. Any dividends paid to an employee during the restricted period are taxable compensation income to the employee and are deductible by the ESH REIT, unless the employee has elected to include the Restricted Stock or Performance-Based Restricted Stock in income when granted under Section 83(b) of the Code.

RSUs/Performance Units/Performance Share Units. Employees granted RSUs, Performance Units or Performance Share Units under the ESH REIT Plan generally recognize as taxable compensation income the cash or the fair market value of the Paired Shares or other property paid upon settlement of the RSUs, Performance Units or Performance Awards. ESH REIT generally will be entitled to a corresponding federal income tax deduction at the time of payment equal to the amount of compensation income realized by the holder of the RSUs, Performance Units or Performance Share Units. ESH REIT will also be entitled to a federal income tax deduction with respect to any dividend equivalents paid to an employee during the restricted period equal to the amount of compensation income realized by the holder of the RSUs, Performance Units or Performance Share Units.

Share Awards. Share Awards generally would be taxable as ordinary income equal to the aggregate of their fair market value when the grant vests or the restrictions lapse. ESH REIT generally will be entitled to a deduction for the amount included in the grantee’s income.

Internal Revenue Code Section 162(m). In each instance described above, the deduction available to the ESH REIT may be limited by Section 162(m) of the Code which places a $1 million limit on the deduction that may be taken for compensation paid to the Covered Employees unless such compensation is based upon the attainment of performance goals established by the ESH REIT Plan Committee and paid pursuant to a plan approved by stockholders. The ESH REIT Plan is designed so that Options, SARs and performance-based awards may be granted on a basis that would qualify as performance-based compensation.

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Excise Taxes. Under certain circumstances, the accelerated vesting or lapse of restrictions with respect to Options or other Awards in connection with a Corporate Transaction may be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, a participant may be subject to a 20% excise tax and the Corporation and/or ESH REIT, as applicable, may be denied a tax deduction.

Section 409A. Section 409A of the Code generally imposes an additional 20% income tax, as well as interest and penalties, on recipients of deferred compensation that does not comply with Section 409A of the Code. Subject to certain exceptions, “deferred compensation” for this purpose generally consists of compensation to which an individual has a legally binding right in a taxable year and which is to be paid in a later taxable year. In addition to the taxes, interest and penalties, deferred compensation that does not comply with Section 409A of the Code may be required to be taken into income earlier than is intended. Awards under the ESH REIT Plan are intended either not to be subject to Section 409A of the Code or to comply with Section 409A of the Code. If Awards under the ESH REIT Plan are subject to Section 409A of the Code and do not comply with Section 409A of the Code, participants may be liable for the tax, interest and penalties imposed by the statute.

New Plan Benefits Table

No determination has been made as to which of the eligible participants in the ESH REIT Plan will receive awards under the ESH REIT Plan. Therefore, the future benefits to be allocated to any individual or to various groups of eligible participants are presently not determinable

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE AMENDED AND RESTATED ESH HOSPITALITY, INC. LONG-TERM INCENTIVE PLAN.

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STOCK

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Corporation and ESH REIT shares of capital stock as of April 10, 2015 by:

•	each of the directors of ESH REIT;

•	each of the named executive officers of ESH REIT;

•	each shareholder known to us to own beneficially more than 5% of the outstanding shares of the Corporation and ESH REIT shares of capital stock; and

•	all of the executive officers and directors of ESH REIT as a group.

Percentage of class beneficially owned is based on 204,603,940 Paired Shares, 250,493,583 shares of Class A common stock of ESH REIT and 21,202 shares of Corporation voting preferred stock outstanding as of April 10, 2015.

No individual entity owns, actually or constructively, more than 9.8% of the Paired Shares, as provided in the respective charters of the Corporation and ESH REIT.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities that the table names have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Paired Shares issuable upon the settlement of restricted stock units occurring within 60 days of the date of this Proxy Statement are deemed to be outstanding and to be beneficially owned by the person holding the restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the business address for each of our beneficial owners is c/o Extended Stay America, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277:

	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Investment funds affiliated with Centerbridge Partners, L.P.(1)	47,661,591	23.3%	7,035	33.2%	47,661,591	23.3%	47,661,591	10.5%	47,661,591	23.3%
c/o Centerbridge Partners, L.P. 375 Park Avenue, 12th Fl., New York, New York 10152
Investment funds and accounts affiliated with Paulson & Co. Inc.(2)	47,661,591	23.3%	7,036	33.2%	47,661,591	23.3%	47,661,591	10.5%	47,661,591	23.3%
c/o Paulson & Co. Inc. 1251 Avenue of the Americas, New York, New York 10020
Partnerships affiliated with The Blackstone Group, L.P.(3)	47,637,206	23.3%	7,034	33.2%	47,637,206	23.3%	47,637,206	10.5%	47,637,206	23.3%
c/o The Blackstone Group, L.P. 345 Park Avenue, New York, New York 10154
Investment funds affiliated with Cohen & Steers, Inc.(4)	10,345,436	5.1%	—	—	10,345,436	5.1%	10,345,436	2.3%	10,345,436	5.1%
c/o Cohen & Steers, Inc. 280 Park Avenue, 10th Floor New York, New York 10017
James L. Donald(5)	762,430	*	2	*	762,430	*	762,430	*	762,430	*
Jonathan S. Halkyard	64,296	*	—	—	64,296	*	64,296	*	64,296	*

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	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Peter J. Crage(6)	61,637	*	2	*	61,637	*	61,637	*	61,637	*
Ross W. McCanless(7)	51,237	*	—	—	51,237	*	51,237	*	51,237	*
Douglas G. Geoga(8)	453,276	*	7	*	453,276	*	453,276	*	453,276	*
Lisa Palmer	—	—	—	—	—	—	—	—	—	—
Richard F. Wallman(9)	205,887	*	20	*	205,887	*	205,887	*	205,887	205,887
Christopher K. Daniello(10)	—	—	—	—	—	—	—	—	—	—
Kevin W. Dinnie(11)	—	—	—	—	—	—	—	—	—	—
Ty E. Wallach(12)	—	—	—	—	—	—	—	—	—	—
All directors, director nominees and executive officers of ESH REIT, as a group (9 persons)(13)	1,485,889	*	29	*	1,485,889	*	1,485,889	*	1,485,889	*

†	100% of the Class A common stock of ESH REIT or 250,493,583 shares of Class A common stock is held by the Corporation.
*	Less than 1%.

(1)	Reflects 8,977,061 Paired Shares and 1,325 shares of voting preferred stock held directly by Centerbridge Credit Partners, L.P., 11,000,245 Paired Shares and 1,624 shares of voting preferred stock held directly by Centerbridge Credit Partners TE Intermediate I, L.P., 3,853,490 Paired Shares and 569 shares of voting preferred stock held directly by Centerbridge Credit Partners Offshore Intermediate III, L.P., 11,493,801 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-A, L.P., 11,489,516 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-B, L.P., 769,616 Paired Shares and 114 shares of voting preferred stock held directly by Centerbridge Capital Partners Strategic AIV I, L.P. and 77,862 Paired Shares and 11 shares of voting preferred stock held directly by Centerbridge Capital Partners SBS, L.P.

Centerbridge Credit Partners General Partner, L.P. is the general partner of Centerbridge Credit Partners, L.P. and Centerbridge Credit Partners TE Intermediate I, L.P. Centerbridge Credit GP Investors, L.L.C. is the general partner of Centerbridge Credit Partners General Partner, L.P. Centerbridge Credit Partners Offshore General Partner, L.P. is the general partner of Centerbridge Credit Partners Offshore Intermediate III, L.P. Centerbridge Credit Offshore GP Investors, L.L.C. is the general partner of Centerbridge Credit Partners Offshore General Partner, L.P. Centerbridge Associates, L.P. is the general partner of Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P., Centerbridge Capital Partners Strategic AIV I, L.P. and Centerbridge Capital Partners SBS, L.P. Centerbridge GP Investors, LLC is the general partner of Centerbridge Associates, L.P. Jeffrey H. Aronson and Mark T. Gallogly, the managing members of Centerbridge Credit GP Investors, L.L.C., Centerbridge Credit Offshore GP Investors, L.L.C. and Centerbridge GP Investors, LLC, share the power to vote and invest the Paired Shares and shares of voting preferred stock held by Centerbridge Credit Partners, L.P., Centerbridge Credit Partners TE Intermediate I, L.P., Centerbridge Credit Partners Offshore Intermediate III, L.P., Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P., Centerbridge Capital Partners Strategic AIV I, L.P. and Centerbridge Capital Partners SBS, L.P. Each of Messrs. Aronson and Gallogly disclaims beneficial ownership of such securities.

(2)	Paulson & Co. Inc. (“Paulson”), an investment advisor that is registered under the Investment Advisors Act of 1940, and its affiliates furnish investment advice to and manage onshore and offshore investments funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor or manager of the Funds, Paulson possesses voting and/or investment power over the Paired Shares and shares of voting preferred stock owned by the Funds. All Paired Shares and shares of voting preferred stock are owned by the Funds. Paulson disclaims beneficial ownership of such securities.

(3)	Reflects Paired Shares and shares of voting preferred stock held by the partnerships affiliated with The Blackstone Group, L.P. (the “Partnerships”) as follows: 8,730,732 Paired Shares and 1,290 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.A-ESH L.P., 8,846,409 Paired Shares and 1,307 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.B-ESH L.P., 2,950,447 Paired Shares and 436 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.C-ESH L.P., 59,495 Paired Shares and 9 shares of voting preferred stock directly held by Blackstone Real Estate Partners (AIV) VI-ESH L.P., 5,615,178 Paired Shares and 829 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.1-ESH L.P., 12,070,866 Paired Shares and 1,783 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.2-ESH L.P., 9,202,360 Paired Shares directly held by Blackstone Real Estate Partners VI.F-ESH L.P., 1,359 shares of voting preferred stock held directly by Blackstone Real Estate Partners VI.G-ESH L.P. and 145,243 Paired Shares and 21 shares of voting preferred stock directly held by Blackstone Real Estate Holdings VI L.P. The general partner of each of Blackstone Real Estate Partners VI.A-ESH L.P., Blackstone Real Estate Partners VI.B-ESH L.P., Blackstone Real Estate Partners VI.C-ESH L.P., Blackstone Real Estate Partners (AIV) VI-ESH L.P., Blackstone Real Estate Partners VI.TE.1-ESH L.P., Blackstone Real Estate Partners VI.TE.2-ESH L.P., Blackstone Real Estate Partners VI.F-ESH L.P. and Blackstone Real Estate Partners VI.G-ESH L.P. is Blackstone Real Estate Associates VI-ESH L.P. The general partner of Blackstone Real Estate Holdings VI L.P. is BREP VI Side-by-Side GP L.L.C.

The general partner of Blackstone Real Estate Associates VI-ESH L.P. is BREA VI-ESH L.L.C. The managing member of BREA VI-ESH L.L.C. and sole member of BREP VI Side-by-Side GP L.L.C. is Blackstone Holdings III L.P. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C. The sole member of Blackstone Holdings III GP L.L.C. is The Blackstone Group L.P. The general partner of The Blackstone Group L.P. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Amounts beneficially owned also reflect 16,476 Paired Shares directly held by Mr. Schwarzman. Each of such Blackstone entities (other than the Partnerships to the extent of their direct holdings) and Mr. Schwarzman may be deemed to beneficially own the Paired Shares and shares of voting preferred stock beneficially owned by the Partnerships directly or indirectly controlled by it or him, but each disclaims beneficial ownership of such securities.

(4)	Cohen & Steers, Inc. (“Cohen”) filed a Schedule 13G with the Securities and Exchange Commission on February 17, 2015 to report beneficial ownership of 10,044,756 Paired Shares held by Cohen & Steers Capital Management, Inc. and 300,680 Paired Shares held by Cohen & Steers UK Limited. Cohen reports that it has the sole power to dispose of all such Paired Shares and has the sole power to vote with respect to 8,410,506 Paired Shares.

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(5)	Includes 150,422 restricted Paired Shares owned by Mr. Donald.

(6)	Mr. Crage resigned from his position as Chief Financial Officer of the Corporation and ESH REIT effective as of July 31, 2014.

(7)	Mr. McCanless resigned from his position as Chief Legal Officer and Secretary effective as of November 30, 2014.

(8)	Includes 50,000 restricted Paired Shares owned by Mr. Geoga. Mr. Geoga owns 353,276 Paired Shares and 7 shares of voting preferred stock through the Douglas Geoga Family Dynasty Trust. Michelle J. Geoga and Michael E. Dowdle, as the co-trustees of the Douglas Geoga Family Dynasty Trust, share the power to vote and invest the Paired Shares, restricted Paired Shares and shares of voting preferred stock, but each disclaims beneficial ownership of such securities. Mr. Geoga may be deemed to beneficially own the securities but disclaims beneficial ownership of such securities.

(9)	Includes 12,027 restricted Paired Shares owned by Mr. Wallman. Mr. Wallman owns 72,305 Paired Shares through the Richard F Wallman IRA and 14,000 Paired Shares through the Amy Wallman IRA.

(10)	Mr. Daniello owns no Paired Shares or shares of voting preferred stock directly. Mr. Daniello is an employee of Centerbridge, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Centerbridge. See Note (1) above. The address for Mr. Daniello is c/o Centerbridge Partners, L.P., 375 Park Avenue, New York, New York 10152.

(11)	Mr. Dinnie owns no Paired Shares or shares of voting preferred stock directly. Mr. Dinnie is an employee of Blackstone, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the partnerships affiliated with Blackstone. See Note (3) above. The address for Mr. Dinnie is c/o The Blackstone Group L.P., 345 Park Avenue, New York, New York 10154.

(12)	Mr. Wallach owns no Paired Shares or shares of voting preferred stock directly. Mr. Wallach is an employee of Paulson, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Paulson. See Note (2) above. The address for Mr. Wallach is c/o Paulson & Co. Inc., 1251 Avenue of the Americas, New York, New York 10020.

(13)	Includes 150,422 restricted Paired Shares owned by Mr. Donald, 50,000 restricted Paired Shares owned by Mr. Geoga and 12,027 restricted Paired Shares owned by Mr. Wallman.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding common stock, to file reports of their stock ownership and changes in their ownership of our common stock with the SEC and the NYSE. These same people must also furnish us with copies of these reports and representations made to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in 2014. Based solely on our review of the copies of such reports furnished to us or such representations, as appropriate, to our knowledge all of our executive officers and directors, and other persons who owned more than 10% of our outstanding common stock, fully complied with the reporting requirements of Section 16(a) during 2014.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our Board has adopted a Related Party Transaction Policy, which is designed to monitor and ensure the proper review, approval, ratification and disclosure of related party transactions involving us. This policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. The Audit Committee of the Board must review, approve and ratify a related party transaction if such transaction is consistent with the Related Party Transaction Policy and is on terms, taken as a whole, which the Audit Committee believes are no less favorable to ESH REIT than could be obtained in an arm’s-length transaction with an unrelated third party, unless the Audit Committee otherwise determines that the transaction is not in the best interests of ESH REIT. Any related party transaction or modification of such transaction which the Board has approved or ratified by the affirmative vote of a majority of directors, who do not have a direct or indirect material interest in such transaction, does not need to be approved or ratified by the Audit Committee. In addition, related party transactions involving compensation will be approved by the Compensation Committee in lieu of the Audit Committee.

Related Party Transactions

This section describes related party transactions between us and our directors, executive officers and 5% shareholders and their immediate family members that have occurred during the fiscal year ended December 31, 2014.

Shared Overhead Costs

ESA Management, LLC, a subsidiary of the Corporation (“ESA Management”), incurs costs under a services agreement with ESH REIT and other related entities for certain overhead services performed on their behalf. The services relate to executive management (including the Chief Executive Officer, Chief Financial Officer and General Counsel), accounting, financial analysis, training and technology. For the year ended December 31, 2014, ESH REIT incurred expenses of approximately $7.3 million related to these shared costs.

Working Capital

As of December 31, 2014, ESH REIT had an outstanding net receivable of approximately $1.2 million due from the Corporation and its subsidiaries. As of December 31, 2014, this amount included a receivable due from the Operating Lessees, consisting of certain disbursements made on their behalf, offset by a payable due to ESA Management, consisting of certain disbursements made on behalf of ESH REIT in the ordinary course of business. All outstanding balances are repaid within 60 days.

Operating Leases

ESH REIT recognizes fixed rental revenue with respect to the operating leases on a straight-line basis. Fixed rental revenues of approximately $494.0 million were recognized for the year ended December 31, 2014. Approximately $30.9 million is recorded as deferred rent receivable. Deferred rent receivable is expected to be received in cash by October 2018.

ESH REIT also recognized approximately $190.2 million of percentage rental revenue for the year ended December 31, 2014. Approximately $2.0 million of percentage rent was outstanding as of December 31, 2014. As of December 31, 2014, because all percentage rental revenue thresholds had been achieved for the year, no unearned contingent rental revenue existed.

As of December 31, 2014, ESH REIT recorded unearned rental revenue related to prepaid fixed rents of approximately $28.1 million, which related to January 2015 fixed rent payments.

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Distributions

The Corporation owns all of the Class A common stock of ESH REIT, which represents approximately 55% of the outstanding shares of common stock of ESH REIT. Therefore, approximately 55% of ESH REIT’s distributions are paid to the Corporation. Distributions of approximately $132.7 million were made from ESH REIT to the Corporation in respect of the Class A common stock of ESH REIT for the year ended December 31, 2014.

Stockholders Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a stockholders agreement with the Sponsors. The following description of the terms of the stockholders agreement is qualified in its entirety by reference to the stockholders agreement filed as Exhibit 4.1 to our current report on Form 8-K filed on November 18, 2013.

Representation. Each Sponsor has the right to nominate one director to the Boards for so long as such Sponsor owns at least 5% of the outstanding Paired Shares. The Sponsors have the right to designate the members of the Audit Committees, Compensation Committees and Nominating and Corporate Governance Committees (or committees similar to any of the foregoing). The Sponsors also entered into a voting agreement obligating each Sponsor to vote for the other Sponsors’ nominees to the Boards. The Sponsors have the right to jointly nominate a sufficient number of additional directors to establish majority control of the Boards. The Sponsors’ right to jointly nominate such directors falls away if the Sponsors’ ownership falls below 50% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Governance Rights. For so long as the Sponsors hold at least 40% of the outstanding Paired Shares, the following matters may not be carried out by the Corporation or ESH REIT without the prior written consent of a majority of the Paired Shares held by the Sponsors at the time of such consent:

•	increasing or decreasing the size of the Boards;

•	establishing committees of the Boards;

•	any amendment of the charters to remove the provision providing that the Corporation and ESH REIT have no expectation or entitlement with regard to corporate opportunities that come to designated directors of the Sponsors;

•	any determination to unpair the Paired Shares; or

•	any decision not to seek to continue to qualify ESH REIT as a REIT.

Each Sponsor individually loses its consent rights if its ownership falls below 5% of the outstanding Paired Shares, but consent rights remain for the other Sponsors so long as the Sponsors’ collective ownership is at least 40% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Information Rights. The Sponsors have the right to review the books and records of the Corporation and ESH REIT and their subsidiaries and to discuss the affairs, finances and condition of the Corporation and ESH REIT and their subsidiaries with their respective officers. Any information provided to a Sponsor’s board designee may be shared with members of that Sponsor’s organization.

Corporate Opportunities. The Sponsors and any Sponsor board designee who is not employed by the Corporation or ESH REIT has the right to engage in and possess any interest in other business opportunities of any nature or description, independently or with others, similar or dissimilar to, or that competes with, the investments or business of the Corporation or ESH REIT and is not obligated to present any particular investment or business opportunity to the Corporation or ESH REIT.

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Registration Rights Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a registration rights agreement with the Sponsors. The following description is qualified in its entirety by reference to the registration rights agreement filed as Exhibit 4.2 to our current report on Form 8-K filed on November 18, 2013.

The Sponsors have the right, at any time, to require the Corporation and ESH REIT to register all or any portion of their Paired Shares under the Securities Act on Form S-1 or Form S-3. Each Sponsor is entitled to request up to two registrations on Form S-1 (provided the aggregate offering value of the Paired Shares registered in any such registration equals at least $200 million) and an unlimited number of short-form registrations on Form S-3 (provided the aggregate offering value of the Paired Shares registered in any such registration equals at least $100 million), including underwritten offerings. In addition, if the Corporation and ESH REIT propose to file a registration statement in connection with a public offering of Paired Shares (including pursuant to a demand registration statement initiated by a Sponsor), the Sponsors are entitled to piggyback registration rights pursuant to which the Corporation and ESH REIT are required to include in such registration such number of Paired Shares as they may request. These registration rights are also subject to cutbacks, priorities and other limitations.

The registration rights agreement also provides that the Corporation and ESH REIT will pay all expenses relating to such registrations and indemnify the Sponsor against certain liabilities which may arise under the Securities Act.

Other

From time to time, we have done, and in the future may do, business with a number of other companies affiliated with Centerbridge, Paulson and/or Blackstone. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis.

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OTHER MATTERS

Incorporation by Reference

The Audit Committee Report and Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Access to Reports and Other Information

We file or furnish our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.extendedstayamerica.com. Our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The ESH REIT Corporate Governance Guidelines, ESH REIT Code of Business Conduct and Ethics and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277.

List of ESH REIT Shareholders

A list of our shareholders as of April 10, 2015, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the 2015 Annual Meeting. The list of shareholders will also be available for such examination at the Annual Meeting.

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

* * * * *

By Order of the Board of Directors,

John R. Dent

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 21, 2015

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Appendix A

AMENDED AND RESTATED

ESH HOSPITALITY, INC.

LONG-TERM INCENTIVE PLAN

(Adopted as of April 10, 2015)

1. Purpose.

The purpose of the Plan is to assist the Company to attract, retain, incentivize and motivate officers and employees of, consultants to, and non-employee directors providing services to, the Company and its Subsidiaries and Affiliates and to promote the success of the Company’s business by providing such participating individuals with a proprietary interest in the performance of the Company, its Subsidiaries and Affiliates. The Company believes that this incentive program will cause participating officers, employees, consultants and non-employee directors to increase their interest in the welfare of the Company, its Subsidiaries and Affiliates and to align those interests with those of the stockholders of the Company, its Subsidiaries and Affiliates.

2. Definitions. For purposes of the Plan:

2.1. “Affiliate” shall mean any entity that the Company, either directly or indirectly through one or more intermediaries, is in common control with, is controlled by or controls, each within the meaning of the Securities Act.

2.2. “Award” means, individually or collectively, a grant of an Option, Restricted Stock, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award or any or all of them.

2.3. “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the grant of an Award and setting forth the terms and conditions thereof.

2.4. “Blackstone” means Blackstone Real Estate Partners VI L.P. and its affiliates.

2.5. “Board” means the Board of Directors of the Company.

2.6. “Cause” means, with respect to the Termination of a Participant by the Company or any of its Affiliates that employs such individual or to which the Participant performs services (or by the Company on behalf of any such Affiliate), such Participant’s (i) refusal or neglect to perform substantially his or her employment-related duties or services, (ii) personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his or her willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment or services to the Company or any of its Affiliates which does not adversely affect the Company and its Affiliates or its reputation or the ability of the Participant to perform his or her employment-related duties or services or to represent the Company or any of its Affiliates that employs such Participant or to which the Participant performs services), (iv) failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or any of its Affiliates or (v) material breach of any written covenant or agreement with the Company or any of its Affiliates not to disclose any information pertaining to the Company or any of its Affiliates or not to compete or interfere with the Company or any of its Affiliates; provided that, in the case of any Participant who, as of the date of determination, is party to an effective services, severance or employment agreement with the Company or any of its Affiliates, “Cause” shall have the meaning, if any, specified in such agreement.

2.7. “Centerbridge” means Centerbridge Partners, LP and its affiliates.

2.8. “Change in Capitalization” means any increase or reduction in the number of Paired Shares, any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Paired Shares, a change in value) in the Paired Shares, the elimination of the Pairing of the Paired Shares or any change in the ratio in ESA Common Shares to Class B REIT Shares in accordance with the terms of the Pairing Agreement, the Company Charter and the Extended Stay America Charter, or any exchange of Paired Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or any similar corporate event or transaction.

2.9. “Change in Control” means the occurrence of any of the following:

(a) An acquisition (other than directly from Extended Stay America) of any voting securities of Extended Stay America (the “Voting Securities”) by any Person, immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of Extended Stay America’s then-outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this Section 2.9(a), the acquisition of Voting Securities in a Non-Control Acquisition (as hereinafter defined) shall not constitute a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) Extended Stay America or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by Extended Stay America (for purposes of this definition, a “Related Entity”), (ii) Extended Stay America or any Related Entity, (iii) any of the Principal Stockholders, or (iv) any Person in connection with a Non-Control Transaction (as hereinafter defined);

(b) The individuals who, as of the Effective Date are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by Extended Stay America’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Proxy Contest;

(c) The consummation of:

(1)	A merger, consolidation or reorganization (x) with or into Extended Stay America or (y) in which securities of Extended Stay America are issued (a “Merger”), unless such Merger is a Non-Control Transaction. A “Non-Control Transaction” shall mean a Merger in which:

i.	the stockholders of Extended Stay America immediately before such Merger own directly or indirectly immediately following such Merger at least a majority of the combined voting power of the outstanding voting securities of (1) the corporation resulting from such Merger (the “Surviving Corporation”), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a “Parent Corporation”), or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

ii.	the individuals who were members of the Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (1) the Surviving Corporation, if there is no Parent Corporation, or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

iii.	no Person other than (1) Extended Stay America or another corporation that is a party to the agreement of Merger, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by Extended Stay America or any Related Entity, (4) any Principal Stockholder or (5) any Person who, immediately prior to the Merger, had Beneficial Ownership of Voting Securities representing more than fifty percent (50%) of the combined voting power of Extended Stay America’s then-outstanding Voting Securities, has Beneficial Ownership, directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding voting securities of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

(2)	A complete liquidation or dissolution of Extended Stay America; or

(3)	The sale or other disposition of all or substantially all of the assets of Extended Stay America and its Subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity or (y) the distribution to Extended Stay America’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by Extended Stay America which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by Extended Stay America and, after such acquisition by Extended Stay America, the Subject Person becomes the Beneficial Owner of any additional Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

2.10. “Class B REIT Share” means one Class B share of common stock, par value $0.01 per share, of the Company.

2.11. “Code” means the Internal Revenue Code of 1986, as amended.

2.12. “Committee” means the Committee which administers the Plan as provided in Section 3.

2.13. “Company” means ESH Hospitality, Inc., a Delaware corporation, or any successor thereto.

2.14. “Company Charter” means the articles of incorporation of the Company.

2.15. “Consultant” means any consultant or advisor who is a natural person and who renders services to the Company or any of its Affiliates that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities, but who is not an Employee or Director.

2.16. “Corporate Transaction” means (a) a merger, consolidation, reorganization, recapitalization or other similar change in the capital stock of the Company or Extended Stay America; (b) a liquidation or dissolution of the Company or Extended Stay America; or (c) a Change in Control.

2.17. “Covered Employee” means, for any Performance Period:

(a) an Employee who

(i) as of the beginning of the Performance Period is an officer subject to Section 16 of the Exchange Act, and

(ii) prior to determining Performance Objectives for the Performance Period pursuant to Section 9, the Committee designates as a Covered Employee for purposes of this Plan; provided that, if the Committee does not make the designation in clause (ii) for a Performance Period, all Employees described in clause (i) shall be deemed to be Covered Employees for purposes of this Plan, and

(b) any other Employee that the Committee designates as a Covered Employee for purposes of this Plan.

2.18. “Director” means a member of the Board or the Board of Directors of Extended Stay America.

2.19. “Disability” means permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant shall submit to any reasonable examination(s) required by such physician upon request. Notwithstanding the foregoing provisions of this Section 2.19, in the event any Award is considered to be “deferred compensation” as that term is defined under Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.20. “Dividend Equivalent Right” means a right to receive cash or Paired Shares based on the value of dividends that are paid with respect to Paired Shares.

2.21. “Effective Date” shall have the meaning ascribed to such term in Section 15.

2.22. “Eligible Individual” means any Employee, Director or Consultant.

2.23. “Employee” means any individual performing services for the Company or any of its Affiliates and designated as an employee of the Company or any of its Affiliates on its payroll records. An Employee shall not include any individual during any period he or she is classified or treated by the Company or any of its Affiliates as an independent contractor, a consultant or an employee of an employment, consulting or temporary agency or any other entity other than the Company or any of its Affiliates, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified, as a common-law employee of the Company or any of its Affiliates during such period. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or any of its Affiliates, or between the Company and any of its Affiliates.

2.24. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.25. “ESA Common Share” means on share of common stock, par value $0.01 per share, of the Extended Stay America.

2.26. “Extended Stay America” means Extended Stay America, Inc., a Delaware corporation and Parent of the Company.

2.27. “Extended Stay America 2013 Long-Term Incentive Plan” means the Extended Stay America, Inc. 2013 Long-Term Incentive Plan, as may be amended from time to time.

2.28. “Extended Stay America Charter” means the certificate of incorporation of Extended Stay America.

2.29. “Fair Market Value” on any date means:

(a) if the Paired Shares are listed for trading on the New York Stock Exchange, the closing price at the close of the primary trading session of the Paired Shares on such date on the New York Stock Exchange, or if there has been no such closing price of the Paired Shares on such date, on the next preceding date on which there was such a closing price;

(b) if the Paired Shares are not listed for trading on the New York Stock Exchange, but are listed on another national securities exchange, the closing price at the close of the primary trading session of the Paired Shares on such date on such exchange, or if there has been no such closing price of the Paired Shares on such date, on the next preceding date on which there was such a closing price;

(c) if the Paired Shares are not listed on the New York Stock Exchange or on another national securities exchange, the last sale price at the end of normal market hours of the Paired Shares on such date as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or, if no such price shall have been quoted for such date, on the next preceding date for which such price was so quoted; or

(d) if the Paired Shares are not listed for trading on a national securities exchange or are not authorized for quotation on NASDAQ, the fair market value of the Paired Shares as determined in good faith by the Committee, and in the case of Incentive Stock Options, in accordance with Section 422 of the Code.

2.30. “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

2.31. “Initial Public Offering” means the consummation of the first public offering of Paired Shares pursuant to a registration statement (other than a Form S-8 or successor forms) filed with, and declared effective by, the United States Securities and Exchange Commission.

2.32. “Nonemployee Director” means a Director of the Board who is a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

2.33. “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

2.34. “Operating Unit”, for any Performance Cycle, shall mean a division, Subsidiary, group, product line or product line grouping for which an income statement reflecting sales and operating income is produced.

2.35. “Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.36. “Option Price” means the price at which a Paired Share may be purchased pursuant to an Option.

2.37. “Outside Director” means a Director of the Board who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2.38. “Paired Share” means one ESA Common Share and one ESH Class B REIT Share, which interests are attached and trade together, and as such Paired Share may be adjusted pursuant to the provisions of Section 12 of the Plan.

2.39. “Pairing Agreement” means the Pairing Agreement by and between the Company and Extended Stay America dated as of November 12, 2013, as may be amended from time to time.

2.40. “Parent” means any corporation which is a “parent corporation” (within the meaning of Section 424(e) of the Code) with respect to the Company.

2.41. “Participant” means an Eligible Individual to whom an Award has been granted under the Plan.

2.42. “Paulson” means Paulson & Co. Inc. and its affiliates.

2.43. “Performance Awards” means Performance Share Units, Performance Units, Performance-Based Restricted Stock or any or all of them.

2.44. “Performance-Based Compensation” means any Award that, pursuant to Section14.3, is intended to constitute “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

2.45. “Performance-Based Restricted Stock” means Paired Shares issued or transferred to an Eligible Individual under Section 9.2.

2.46. “Performance Cycle” means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Parent or a Division will be measured.

2.47. “Performance Objectives” means the objectives set forth in Section 9.3 for the purpose of determining, either alone or together with other conditions, the degree of payout and/or vesting of Performance Awards.

2.48. “Performance Share Units” means Performance Share Units granted to an Eligible Individual under Section 9.1(b).

2.49. “Performance Units” means Performance Units granted to an Eligible Individual under Section 9.1(a).

2.50. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act.

2.51. “Plan” means this Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan, as amended from time to time.

2.52. “Plan Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board pursuant to Section 15 hereof.

2.53. “Principal Stockholders” include each of the Blackstone, Centerbridge and Paulson.

2.54. “Reimbursement Agreement” means that certain Reimbursement Agreement by and between the Company and Extended Stay America, as may be amended from time to time.

2.55. “Restatement Effective Date” shall have the meaning ascribed to such term in Section 15.

2.56. “Restricted Stock” means Paired Shares issued or transferred to an Eligible Individual pursuant to Section 8.1.

2.57. “Restricted Stock Units” means rights granted to an Eligible Individual under Section 8.2 representing a number of hypothetical Paired Shares.

2.58. “Securities Act” means the Securities Act of 1933, as amended.

2.59. “Share Award” means an Award of Paired Shares granted pursuant to Section 10.

2.60. “Share” means one ESA Common Share and one Class B REIT Share, which interests are attached and trading together, and as such Share may be adjusted pursuant to the provisions of Section 12 of the Plan.

2.61. “Stock Appreciation Right” means a right to receive all or some portion of the increase, if any, in the value of the Paired Shares as provided in Section 6 hereof.

2.62. “Subsidiary” means (a) except as provided in subsection (b) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company and (b) in relation to the eligibility to receive Awards other than Incentive Stock Options and continued employment or the provision of services for purposes of Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns at least 25% of the outstanding equity or other ownership interests.

2.63. “Ten-Percent Shareholder” means an Eligible Individual who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.

2.64. “Termination”, “Terminated” or “Terminates” shall mean (a) with respect to a Participant who is an Employee, the date such Participant ceases to be employed by the Company and its Affiliates, (b) with respect to a Participant who is a Consultant, the date such Participant ceases to provide services to the Company and its Affiliates or (c) with respect to a Participant who is a Director, the date such Participant ceases to be a Director, in each case, for any reason whatsoever (including by reason of death, Disability or adjudicated incompetency). Unless otherwise set forth in an Award Agreement, (a) if a Participant is both an Employee and a Director and terminates as an Employee but remains as a Director, the Participant will be deemed to have continued in employment without interruption and shall be deemed to have Terminated upon ceasing to be a Director and (b) if a Participant who is an Employee or a Director ceases to provide services in such capacity and becomes a Consultant, the Participant will thereupon be deemed to have been Terminated.

3. Administration.

3.1. Committee; Procedure. The Plan shall be administered by a Committee which, until the Board appoints a different Committee, shall be the Compensation Committee of the Board. The Committee may adopt such rules, regulations and guidelines as it deems are necessary or appropriate for the administration of the Plan. The Committee shall consist of at least two (2) Directors of the Board and may consist of the entire Board; provided, however, that (a) if the Committee consists of less than the entire Board, then, with respect to any Award granted to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors of the Board, each of whom shall be a Nonemployee Director and (b) to the extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) Directors of the Board, each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director or an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

3.2. Board Reservation and Delegation.

(a) Except to the extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, the Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder. To the extent the Board has reserved to itself or exercises the authority and responsibility of the Committee, all references to the Committee in the Plan shall be to the Board.

(b) Subject to applicable law, the Board or the Committee may delegate, in whole or in part, any of the authority of the Committee hereunder (subject to such limits as may be determined by the Board) to any individual or committee of individuals (who need not be Directors), including without limitation the authority to make Awards to Eligible Individuals who are not officers or directors of the Company or any of its Affiliates and who are not subject to Section 16 of the Exchange Act. To the extent that the Board or the Committee delegates any such authority to make Awards as provided by this Section 3.2(b), all references in the Plan to the Committee’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s or the Committee’s delegate, as applicable.

3.3. Committee Powers. Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

(a) select those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Paired Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

(b) select those Eligible Individuals to whom other Awards shall be granted under the Plan, determine the type of Award, the number of Paired Shares or amount of cash in respect of which each Award is granted and the terms and conditions (which need not be identical) of each such Award and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

(c) construe and interpret the Plan and the Awards granted hereunder, establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise make the Plan fully effective;

(d) determine the duration and purposes for leaves of absence which may be granted to a Participant on an individual basis without constituting a Termination for purposes of the Plan;

(e) cancel, with the consent of the Participant, outstanding Awards or as otherwise permitted under the term of the Plan;

(f) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(g) generally, exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Persons who receive, or are eligible to receive, Awards (whether or not such Persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the Eligible Individuals to receive Awards under the Plan and the terms and provision of Awards under the Plan. All decisions and determinations by the Committee in the exercise of the above powers shall be final, binding and conclusive upon the Company, its Affiliates, the Participants and all other persons having any interest therein.

Notwithstanding anything herein to the contrary, with respect to Participants working outside the United States, the Committee may determine the terms and conditions of Awards and make such adjustments to the terms thereof as are necessary or advisable to fulfill the purposes of the Plan taking into account matters of local law or practice, including tax and securities laws of jurisdictions outside the United States.

3.4. Indemnification. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.

3.5. No Repricing of Options or Stock Appreciation Rights. The Committee shall have no authority to make any adjustment (other than in connection with a Change in Capitalization, a Corporate Transaction or other transaction where an adjustment is permitted or required under the terms of the Plan) or amendment, and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the exercise price of an Option or Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants or other means, unless the Company’s stockholders shall have approved such adjustment or amendment.

3.6. Coordination with Extended Stay America.

(a) Notwithstanding anything to the contrary herein, any Award granted under the Plan, shall be made subject to the approval of either (x) the Board of Directors of Extended Stay America or (y) a committee of the Board of Directors of Extended Stay America composed solely of at least 2 directors of the Board of Directors of Extended Stay America, each of whom shall be a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, and the agreement of Extended Stay America to issue an ESA Common Share upon the grant, exercise or settlement of the Award, as applicable. The Company’s obligation to the Participant in respect of such Award shall be limited to the issuance of a Class B REIT Share or payment in lieu thereof at the time of grant, exercise or settlement of the Award, as applicable.

(b) Notwithstanding that Awards under the Plan are denominated in respect of Paired Shares, unless the context clearly indicates otherwise, (i) any references in the Plan to the issuance or delivery of, or payment in the form of, a Paired Share shall be deemed to be references to the issuance, delivery or payment of a Class B REIT Share by the Company (and the issuance, delivery or payment of a ESA Common Share by Extended Stay America), which Class B REIT Share shall be paired with the ESA Common Share as and when it is issued by Extended Stay America in respect of such Award and (ii) any reference to a payment in respect of a Paired Share shall be deemed to a reference to a payment in respect of a Class B REIT Share by the Company (and the issuance, delivery or payment of a ESA Common Share by Extended Stay America), any such payment to be based on the relative values of a Company Common Share and a Class B REIT Share at the relevant time, as determined by the Committee.

(c) If any award made under the Extended Stay America 2013 Long-Term Incentive Plan is made subject to the approval of the Board or the Committee under this Plan, the Board or the Committee may approve the terms of such award and the issuance of a Class B REIT Share under this Plan upon the grant, exercise or settlement of such award, as applicable.

(d) Notwithstanding anything to the contrary, any grants of Awards and any issuance of Class B REIT Shares by the Company and ESA Common Shares by Extended Stay America shall be subject to the terms and conditions as set forth in the Reimbursement Agreement.

4. Stock Subject to the Plan; Grant Limitations.

4.1. Aggregate Number of Shares Authorized for Issuance. Subject to any adjustment as provided in the Plan, the Class B REIT Shares to be issued by the Company as part of the Paired Shares under the Plan may be, in whole or in part, authorized but unissued Class B REIT Shares or issued Class B REIT Shares which shall have been reacquired by the Company and held by it as treasury shares. The aggregate number of Class B REIT

Shares that may be made the subject of Awards of Paired Shares granted under the Plan shall not exceed 8,000,000, no more than 4,000,000 of which may be granted as Incentive Stock Options. Any Class B REIT Shares related to an award of Paired Shares granted under this Plan that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the Class B REIT Shares shall become available for Award under this Plan.

4.2. Individual Participant Limit. With respect to Awards granted on or after the Restatement Effective Date, (a) the aggregate number of Class B REIT Shares that may be the subject of Options, Stock Appreciation Rights, Performance-Based Restricted Stock and Performance Share Units granted to an Eligible Individual in any calendar year may not exceed 5,000,000, provided, however, that each Class B REIT Share that may be the subject of an Award of Performance-Based Restricted Stock or Performance Share Units shall be counted as two (2) Class B REIT Shares against the aggregate limit set forth in this Section 4.2; and (b) the maximum dollar amount of cash or the Fair Market Value of Paired Shares that any individual may receive in any calendar year in respect of Performance Units may not exceed $10,000,000.

4.3. Calculating Shares Available. The Committee shall determine the appropriate method for determining the number of Class B REIT Shares available for grants of Awards under the Plan, subject to the following:

(a) Except as provided in Section 4.3(b), in connection with the granting of an Option, a Stock Appreciation Right (other than a Stock Appreciation Right related to an Option) or a Share Award, or the granting of an Award of Restricted Stock Units, Restricted Stock, Performance-Based Restricted Stock or Performance Share Units or the settlement of any Award of Performance Units, the number of Class B REIT Shares available under this Section 4 for the granting of further Awards shall be reduced by the number of Class B REIT Shares in respect of which the Award is granted, denominated or settled, as applicable.

(b) In the event that an Award is granted that, pursuant to the terms of the Award Agreement, cannot be settled in Paired Shares such that the Company would not issue the Class B REIT Shares in settlement of such Award, the aggregate number of Class B REIT Shares that may be made the subject of Awards under the Plan shall not be reduced. Any Class B REIT Shares related to an Award granted under this Plan that (i) terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the Class B REIT Shares, (ii) is settled in cash in lieu of Class B REIT Shares, or (iii) is exchanged with the Committee’s permission, prior to the issuance of Class B REIT Shares, for an Award pursuant to which no Class B REIT Shares may be issued, shall again be available for Awards under this Plan.

(c) The number of Class B REIT Shares tendered or withheld (i) to pay all or a portion of the Option Price of an Option granted under this Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under this Plan, shall become available again for grant under this Plan.

(d) Notwithstanding anything to the contrary, Awards made under the Extended Stay America 2013 Long-Term Incentive Plan and which are approved by the Board or the Committee in accordance with Section 3.6(c) shall have the effect of reducing the number of Class B REIT Shares available for grants of Awards under the Plan.

4.4. Director Grant Limit. Except for grants made in connection with the Initial Public Offering, the maximum Fair Market Value of Paired Shares underlying an Award that any Director may receive in any calendar year may not exceed (i) $500,000 in respect of such Director’s services as a member of the Board and (ii) $500,000 in respect of such Director’s services as a member of the Board of Extended Stay America, as applicable, which, in each case, shall be determined based upon the aggregate grant date fair value of Awards computed in accordance with FASB ASC Topic 718.

5. Stock Options.

5.1. Authority of Committee. Subject to Section 3.6, the Committee may grant Options to Eligible Individuals in accordance with the Plan, the terms and conditions of the grant of which shall be set forth in an Award Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any of its Affiliates on the date the Incentive Stock Option is granted. The terms and conditions of any grants of Options as set forth in an Award Agreement shall comply with Section 409A of the Code and all regulations and other guidance issued thereunder.

5.2. Option Price. The Option Price or the manner in which the exercise price is to be determined for Paired Shares under each Option shall be determined by the Committee and set forth in the Award Agreement; provided, however, that the exercise price per Paired Share under each Option shall not be less than the greater of (i) the par value of a Paired Share and (ii) 100% of the Fair Market Value of a Paired Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder).

5.3. Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine; provided, however, that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, further, however, that unless the Committee provides otherwise, an Option (other than an Incentive Stock Option) may, upon the death of the Participant prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Participant’s death, even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the period within which the Option may be exercised (including following a Participant’s Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the Option could have been exercised and the 10th anniversary of the date of grant of the Option.

5.4. Vesting. The Committee shall determine and set forth in the applicable Award Agreement the time or times at which an Option shall become vested and exercisable. To the extent not exercised, vested installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

5.5. Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Paired Shares with respect to which Incentive Stock Options granted under the Plan and “incentive stock options” (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Affiliates (in either case determined without regard to this Section 5.5) are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, unless otherwise required by applicable law, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

5.6. Method of Exercise. The exercise of an Option shall be made only by giving notice in the form and to the Person designated by the Company, specifying the number of Paired Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Award Agreement pursuant to which the Option was granted. The Option Price for any Paired Shares purchased pursuant to the exercise of an Option shall be paid in any or any combination of the following forms: (a) cash or its equivalent (e.g., a check) or (b) if permitted by the Committee, (i) the transfer, either actually or by attestation, to the Company of Paired Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee, (ii) the withholding of Paired Shares otherwise issuable upon exercise of the Option, such withholding to be upon such terms and conditions as determined by the Committee or (c) in the form of other property as determined by the Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Committee. If requested by the Committee, the Participant shall deliver the Award Agreement evidencing the Option to the Company, which shall endorse thereon a notation of such exercise and return such Award Agreement to the Participant. No fractional Paired Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Paired Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Paired Shares.

5.7. Rights of Participants. No Participant shall be deemed for any purpose to be the owner of any Paired Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Class B REIT Shares and Extended Stay America shall have issued and delivered ESA Common Shares (whether or not certificated) to the Participant, a securities broker acting on behalf of the Participant or such other nominee of the Participant and (c) the Participant’s name, or the name of his or her broker or other nominee, shall have been entered as a shareholder of record on the books of the Company and Extended Stay America. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Paired Shares, subject to such terms and conditions as may be set forth in the applicable Award Agreement.

5.8. Effect of Change in Control. Any specific terms applicable to an Option in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

6. Stock Appreciation Rights.

6.1. Grant. Subject to Section 3.6, the Committee may grant Stock Appreciation Rights to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Notwithstanding anything to the contrary, the Committee may only grant Stock Appreciation Rights to the extent that the terms and conditions of any such grants of Stock Appreciation Rights as set forth in an Award Agreement shall comply with Section 409A of the Code and all regulations and other guidance issued thereunder.

6.2. Terms; Duration. Stock Appreciation Rights shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; provided, however, that unless the Committee provides otherwise, a Stock Appreciation Right may, upon the death of the Participant prior to the expiration of the Award, be exercised for up to one (1) year following the date of the Participant’s death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right is granted. The Committee may, subsequent to the granting of any Stock Appreciation Right, extend the period within which the Stock Appreciation Right may be exercised (including following a Participant’s Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the Stock Appreciation Right could have been exercised and the 10th anniversary of the date of grant of the Stock Appreciation Right.

6.3. Amount Payable. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Paired Share on the last business day preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Paired Share on the date the Stock Appreciation Right was granted (the “Base Price”) by (ii) the number of Paired Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement evidencing the Stock Appreciation Right at the time it is granted.

6.4. Method of Exercise. Stock Appreciation Rights shall be exercised by a Participant only by giving notice in the form and to the Person designated by the Company, specifying the number of Paired Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Participant shall deliver the Award Agreement evidencing the Stock Appreciation Right being exercised, which shall endorse thereon a notation of such exercise and return such Award Agreement to the Participant.

6.5. Form of Payment. Payment of the amount payable upon exercise of a Stock Appreciation Right may be made in the discretion of the Committee solely in whole Paired Shares in a number determined at their Fair Market Value on the last business day preceding the date of exercise of the Stock Appreciation Right, solely in cash or in a combination of cash and Paired Shares. If the Committee decides to make full payment in Paired Shares and the amount payable results in a fractional Paired Share, payment for the fractional Paired Share will be made in cash.

6.6. Effect of Change in Control. Any specific terms applicable to a Stock Appreciation Right in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

7. Dividend Equivalent Rights.

Subject to Section 3.6, the Committee may grant Dividend Equivalent Rights, either in tandem with an Award or as a separate Award, to Eligible Individuals in accordance with the Plan. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Award Agreement evidencing the Award. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or, if applicable, deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Paired Shares or deemed (notionally) to be reinvested in Paired Shares. Dividend Equivalent Rights may be settled in cash or Paired Shares or a combination thereof, in a single installment or multiple installments, as determined by the Committee. The terms and conditions of any grants of Dividend Equivalent Rights as set forth in an Award Agreement shall comply with Section 409A of the Code and all regulations and other guidance issued thereunder.

8. Restricted Stock; Restricted Stock Units.

8.1. Restricted Stock. Subject to Section 3.6, the Committee may grant Awards of Restricted Stock to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each Award Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Award Agreements may require that an appropriate legend be placed on Paired Share certificates. Paired Shares in a book entry account in Participant’s name may have appropriate stop transfer instructions to the account custodian, administrator or the Company’s corporate secretary as determined by the Committee in its sole discretion. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 8.1.

(a) Rights of Participant. Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted provided that the Participant has executed an Award Agreement evidencing the Award and any other documents which the Committee may require as a condition to the issuance of such Paired Shares. At the discretion of the Committee, Paired Shares issued in connection with an Award of Restricted Stock may be held in escrow by an agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Agreement, upon the issuance of the Paired Shares, the Participant shall have all of the rights of a shareholder with respect to such Paired Shares, including the right to vote the Paired Shares and to receive all dividends or other distributions paid or made with respect to the Paired Shares.

(b) Terms and Conditions. Each Award Agreement shall specify the number of shares of Restricted Stock to which it relates, the conditions which must be satisfied in order for the Restricted Stock to vest and the circumstances under which the Award will be forfeited.

(c) Delivery of Shares. Upon the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate or evidence of book entry Paired Shares to be delivered to the Participant with respect to such shares of Restricted Stock, free of all restrictions hereunder.

(d) Treatment of Dividends. At the time an Award of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on such Paired Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Paired Shares and (ii) held by the Company for the account of the Participant until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Paired Shares (which shall be held as additional shares of Restricted Stock) or held in cash. Payment of deferred dividends in respect of shares of Restricted Stock (whether held in cash or as additional shares of Restricted Stock), shall be made upon the lapsing of restrictions imposed on the shares of Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any shares of Restricted Stock shall be forfeited upon the forfeiture of such shares of Restricted Stock.

(e) Effect of Change in Control. Any specific terms applicable to Restricted Stock in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

8.2. Restricted Stock Unit Awards. Subject to Section 3.6, the Committee may grant Awards of Restricted Stock Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each such Award Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine. Awards of Restricted Stock Units shall be subject to the terms and provisions set forth below in this Section 8.2.

(a) Payment of Awards. Each Restricted Stock Unit shall represent the right of the Participant to receive a payment upon vesting of the Restricted Stock Unit or on any later date specified by the Committee of an amount equal to the Fair Market Value of a Paired Share as of the date the Restricted Stock Unit becomes vested or such other date as determined by the Committee at the time the Restricted Stock Unit is granted. The Committee may, at the time a Restricted Stock Unit is granted, provide a limitation on the amount payable in respect of each Restricted Stock Unit. The Committee may provide for the settlement of Restricted Stock Units in cash or with Paired Shares having a Fair Market Value equal to the amount to which the Participant has become entitled or a combination thereof.

(b) Effect of Change in Control. Any specific terms applicable to Restricted Stock Units in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

9. Performance Awards.

9.1. Performance Units and Performance Share Units. Subject to Section 3.6, the Committee may grant Awards of Performance Units and/or Performance Share Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement.

(a) Performance Units. Performance Units shall be denominated in a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable Performance Period), represent the right to receive payment as provided in Sections 9.1(c) and (d) of the specified dollar amount or a percentage of the specified dollar amount depending on the level of Performance Objective attained; provided, however, that the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit.

(b) Performance Share Units. Performance Share Units shall be denominated in Paired Shares and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting conditions as may be determined by the Committee, (including without limitation, a continued employment requirement following the end of the applicable Performance Period), represent the right to receive payment as provided in Sections 9.1(c) and (d) of the Fair Market Value of a Paired Share on the date the Performance Share Unit was granted, the date the Performance Share Unit became vested or any other date specified by the Committee or a percentage of such amount depending on the level of Performance Objective attained; provided, however, that the Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit.

(c) Terms and Conditions; Vesting and Forfeiture. Each Award Agreement shall specify the number of Performance Units or Performance Share Units to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the of Performance Units or Performance Share Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited; provided, however, that no Performance Cycle for Performance Units or Performance Share Units shall be less than one (1) year.

(d) Payment of Awards. Subject to Section 9.3(c), payment to Participants in respect of vested Performance Share Units and Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates or at such other time or times as the Committee may determine that the Award has become vested. Such payments may be made entirely in Paired Shares valued at their Fair Market Value, entirely in cash or in such combination of Paired Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in shares of Restricted Stock, the Committee must determine the extent to which such payment will be in shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

9.2. Performance-Based Restricted Stock. Subject to Section 3.6, the Committee, may grant Awards of Performance-Based Restricted Stock to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each Award Agreement may require that an appropriate legend be placed on Paired Share certificates. Paired Shares in a book entry account in Participant’s name may have appropriate stop transfer instructions to the account custodian, administrator or the Company’s corporate secretary as determined by the Committee in its sole discretion. Awards of Performance-Based Restricted Stock shall be subject to the following terms and provisions:

(a) Rights of Participant. Performance-Based Restricted Stock shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted or at such other time or times as the Committee may determine; provided, however, that no Performance-Based Restricted Stock shall be issued until the Participant has executed an Award Agreement evidencing the Award, and any other documents which the Committee may require as a condition to the issuance of such Performance-Based Restricted Stock. At the discretion of the Committee, Paired Shares issued in connection with an Award of Performance-Based Restricted Stock may be held in escrow by an agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Agreement, upon issuance of the Paired Shares, the Participant shall have all of the rights of a shareholder with respect to such Paired Shares, including the right to vote the Paired Shares and to receive all dividends or other distributions paid or made with respect to the Paired Shares.

(b) Terms and Conditions. Each Award Agreement shall specify the number of shares of Performance-Based Restricted Stock to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance-Based Restricted Stock to vest, the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited; provided, however, that no Performance Cycle for Performance-Based Restricted Stock shall be less than one (1) year.

(c) Treatment of Dividends. At the time the Award of Performance-Based Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on Paired Shares represented by such Award which have been issued by the Company to the Participant shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance-Based Restricted Stock and (ii) held by the Company for the account of the Participant until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Paired Shares (which shall be held as additional shares of Performance-Based Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited interest on the amount of the account at such times and at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of shares of Performance-Based Restricted Stock (whether held in cash or in additional Paired Shares of Performance-Based Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance-Based Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance-Based Restricted Stock shall be forfeited upon the forfeiture of such Performance-Based Restricted Stock.

(d) Delivery of Shares. Upon the lapse of the restrictions on shares of Performance-Based Restricted Stock awarded hereunder, the Committee shall cause a stock certificate or evidence of book entry Paired Shares to be delivered to the Participant with respect to such Paired Shares, free of all restrictions hereunder.

9.3. Performance Objectives.

(a) Establishment. With respect to any Performance Awards intended to constitute Performance-Based Compensation, Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per share, (ii) operating income, (iii) return on equity or assets, (iv) cash flow, (v) net cash flow, (vi) cash flow from operations; (vii) earnings before interest, taxes, depreciation and amortization (EBITDA), (viii) increased revenues, (ix) revenue ratios; (x) cost reductions; (xi) cost ratios; (xii) overall revenue or sales growth, (xiii) expense reduction or management, (xiv) market position, (xv) total shareholder return, (xvi) return on investment, (xvii) earnings before interest and taxes (EBIT), (xviii) net income, (xix) return on net assets, (xx) economic value added, (xxi) shareholder value added, (xxii) cash flow return on investment, (xxiii) net operating profit, (xxiv) net operating profit after tax, (xxv) return on capital, (xxvi) return on invested capital or (xxvii) any combination of the foregoing. With respect to Performance Awards not intended to constitute Performance-Based Compensation, Performance Objectives may be based on any of the foregoing or any other performance criteria as may be established by the Committee. Performance Objectives may be in respect of the performance of the Company, any of its Affiliates, any of its Operating Units or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. In the case of a Performance Award which is intended to constitute Performance-Based Compensation, the Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed and (ii) the date which is ninety (90) days after the commencement of the Performance Cycle and in any event while the performance relating to the Performance Objectives remains substantially uncertain.

(b) Effect of Certain Events. The Committee may, at the time the Performance Objectives in respect of a Performance Award are established, provide for the manner in which performance will be measured against the Performance Objectives to reflect the impact of specified events, including any one or more of the following with respect to the Performance Period (i) the gain, loss, income or expense resulting from changes in accounting principles or tax laws that become effective during the Performance Period; (ii) the gain, loss, income or expense reported publicly by the Company with respect to the Performance

Period that are extraordinary or unusual in nature or infrequent in occurrence; (iii) the gains or losses resulting from and the direct expenses incurred in connection with, the disposition of a business, or the sale of investments or non-core assets; (iv) the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; or (v) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. The events may relate to the Company as a whole or to any part of the Company’s business or operations, as determined by the Committee at the time the Performance Objectives are established. Any adjustments based on the effect of certain events are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee and, in respect of Performance Awards intended to constitute Performance-Based Compensation, such adjustments shall be permitted only to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder without adversely affecting the treatment of any Performance Award as Performance-Based Compensation.

(c) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance-Based Compensation. In respect of a Performance Award, the Committee may, in its sole discretion, reduce the amount of cash paid or number of Paired Shares to be issued or that have been issued and that become vested or on which restrictions lapse. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to any Performance Award intended to constitute Performance-Based Compensation if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as Performance-Based Compensation.

(d) Effect of Change in Control. Any specific terms applicable to a Performance Award in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

10. Share Awards.

Subject to Section 3.6, the Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

11. Effect of Termination of Employment; Transferability.

11.1. Termination. The Award Agreement evidencing the grant of each Award shall set forth the terms and conditions applicable to such Award upon Termination, which shall be as the Committee may, in its discretion, determine at the time the Award is granted or at anytime thereafter, and which terms and conditions may include provisions regarding the treatment of an Award in the event of a Termination by reason of a divestiture of any Subsidiary or Division or other assets of the Company or any Subsidiary.

11.2. Transferability of Awards and Paired Shares.

(a) Non-Transferability of Awards. Except as set forth in Section 11.2(c) or (d) or as otherwise permitted by the Committee and as set forth in the applicable Award Agreement, either at the time of grant or at anytime thereafter, no Award shall be (i) sold, transferred or otherwise disposed of, (ii) pledged or otherwise hypothecated or (iii) subject to attachment, execution or levy of any kind; and any purported transfer, pledge, hypothecation, attachment, execution or levy in violation of this Section 11.2 shall be null and void.

(b) Restrictions on Paired Shares. The Committee may impose such restrictions on any Paired Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, restrictions under the requirements of any stock exchange or market upon which such Paired Shares are then listed or traded and restrictions under any blue sky or state securities laws applicable to such Paired Shares.

(c) Transfers By Will or by Laws of Descent or Distribution. Any Award may be transferred by will or by the laws of descent or distribution; provided, however, that (i) any transferred Award will be subject to all of the same terms and conditions as provided in the Plan and the applicable Award Agreement; and (ii) the Participant’s estate or beneficiary appointed in accordance with this Section 11.2(c) will remain liable for any withholding tax that may be imposed by any federal, state or local tax authority.

(d) Beneficiary Designation. Each Participant may, from time to time, name one or more individuals (each, a “Beneficiary”) to whom any benefit under the Plan is to be paid or who may exercise any rights of the Participant under any Award granted under the Plan in the event of the Participant’s death before he or she receives any or all of such benefit or exercises such Award. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits under Awards remaining unpaid at the Participant’s death and rights to be exercised following the Participant’s death shall be paid to or exercised by the Participant’s estate.

12. Adjustment upon Changes in Capitalization.

12.1. In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (a) the maximum number of Class B REIT Shares or other stock or securities with respect to which Awards may be granted under the Plan, (b) the maximum number of Class B REIT Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options, (c) the maximum number of Class B REIT Shares or other stock or securities with respect to which Awards may be granted to any Eligible Individual in any calendar year (including the individual participant limits set forth in Section 4.2), (d) the number of Paired Shares, Class B REIT Shares or other stock or securities, cash or other property which are subject to outstanding Awards granted under the Plan and the exercise price therefore, if applicable, and (e) the Performance Objectives.

12.2. Any such adjustment in the Class B REIT Shares or other stock or securities (a) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code, (b) subject to outstanding Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Awards as Performance-Based Compensation and (c) with respect to any Award that is not subject to Section 409A of the Code, in a manner that would not subject the Award to Section 409A of the Code and, with respect to any Award that is subject to Section 409A of the Code, in a manner that complies with Section 409A of the Code and all regulations and other guidance issued thereunder.

12.3. If, by reason of a Change in Capitalization, pursuant to an Award, a Participant shall be entitled to, or shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Paired Shares subject to the Award, prior to such Change in Capitalization.

13. Effect of Certain Transactions.

13.1. Except as otherwise provided in the applicable Award Agreement, in connection with a Corporate Transaction, either:

(a) outstanding Awards shall, unless otherwise provided in connection with the Corporate Transaction, continue following the Corporate Transaction and shall be adjusted if and as provided for in the agreement or plan (in the case of a liquidation or dissolution) entered into or adopted in connection with the Corporate Transaction (the “Transaction Agreement”), which may include, in the sole discretion of the Committee or the parties to the Corporate Transaction, the assumption or continuation of such Awards by, or the substitution for such Awards of new awards of, the surviving, successor or resulting entity, or a parent or subsidiary thereof, or the Company or Extended Stay America with such adjustments as to the number and kind of shares or other securities or property subject to such new awards, exercise prices and other terms of such new awards as the Committee or the parties to the Corporate Transaction shall agree, or

(b) outstanding Awards shall terminate upon the consummation of the Corporate Transaction; provided, however, that vested Awards shall not be terminated without:

(i) in the case of vested Options and Stock Appreciation Rights (including those Options and Stock Appreciation Rights that would become vested upon the consummation of the Corporate Transaction), (1) providing the holders of affected Options and Stock Appreciation Rights a period of at least fifteen (15) calendar days prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights, or (2) providing the holders of affected Options and Stock Appreciation Rights payment (in cash or other consideration upon or immediately following the consummation of the Corporate Transaction, or, to the extent permitted by Section 409A of the Code, on a deferred basis) in respect of each Paired Share covered by the Option or Stock Appreciation Rights being cancelled an amount equal to the excess, if any, of the per Paired Share price to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in good faith) over the Option Price of the Option or the Base Price of the Stock Appreciation Rights, or

(ii) in the case vested Awards other than Options or Stock Appreciation Rights (including those Awards that would become vested upon the consummation of the Corporate Transaction), providing the holders of affected Awards payment (in cash or other consideration upon or immediately following the consummation of the Corporate Transaction, or, to the extent permitted by Section 409A of the Code, on a deferred basis) in respect of each Paired Share covered by the Award being cancelled of the per Paired Share price to be paid or distributed to stockholders in the Corporate Transaction, in each case with the value of any non-cash consideration to be determined by the Committee in good faith.

(c) For the avoidance of doubt, if the amount determined pursuant to clause (b)(i)(2) above is zero or less, the affected Option or Stock Appreciation Rights may be cancelled without any payment therefor.

13.2. Without limiting the generality of the foregoing or being construed as requiring any such action, in connection with any such Corporate Transaction the Committee may, in its sole and absolute discretion (but subject to Section 3.6), cause any of the following actions to be taken effective upon or at any time prior to any Corporate Transaction (and any such action may be made contingent upon the occurrence of the Corporate Transaction):

(a) cause any or all unvested Options and Stock Appreciation Rights to become fully vested and immediately exercisable (as applicable) and/or provide the holders of such Options and Stock Appreciation Rights a reasonable period of time prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights;

(b) with respect to unvested Options and Stock Appreciation Rights that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Paired Share covered by the Option or Stock Appreciation Right being terminated in an amount equal to all or a portion of the excess, if any, of the per Paired Share price to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in good faith) over the exercise price of the Option or the Base Price of the Stock Appreciation Right, which may be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the Corporate Transaction or, to the extent permitted by Section 409A of the Code, at such other time or times as the Committee may determine; and

(c) with respect to unvested Awards (other than Options or Stock Appreciation Rights) that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Paired Share covered by the Award being terminated in an amount equal to all or a portion of the per Paired Share price to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in good faith), which may be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the Corporate Transaction or, to the extent permitted by Section 409A of the Code, at such other time or times as the Committee may determine.

13.3.

(a) Notwithstanding anything to the contrary, the Committee may, in its sole discretion, provide in the Transaction Agreement or otherwise for different treatment for different Awards or Awards held by different Participants and, where alternative treatment is available for a Participant’s Awards, may allow the Participant to choose which treatment shall apply to such Participant’s Awards.

(b) Any action permitted under this Section 13 may be taken without the need for the consent of any Participant. To the extent a Corporate Transaction also constitutes a Change in Capitalization and action is taken pursuant to this Section 13 with respect to an outstanding Award, such action shall conclusively determine the treatment of such Award in connection with such Corporate Transaction notwithstanding any provision of the Plan to the contrary (including Section 12).

(c) To the extent the Committee chooses to make payments to affected Participants pursuant to Section 13.1(b)(i)(2) or (ii) or Section 13.2(b) or (c) above, any Participant who has not returned any letter of transmittal or similar acknowledgment that the Committee requires be signed in connection with such payment within the time period established by the Committee for returning any such letter or similar acknowledgement shall forfeit his or her right to any payment and his or her associated Awards may be cancelled without any payment therefor.

14. Interpretation.

14.1. Section 16 Compliance. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

14.2. Compliance with Section 409A. All Awards granted under the Plan are intended either not to be subject to Section 409A of the Code or, if subject to Section 409A of the Code, to be administered, operated and construed in compliance with Section 409A of the Code and all regulations and other guidance issued thereunder. Notwithstanding this or any other provision of the Plan to the contrary, the Committee may amend the Plan or any Award granted hereunder in any manner or take any other action that it determines, in its sole discretion, is necessary, appropriate or advisable (including replacing any Award) to cause the Plan or any Award granted hereunder to comply with Section 409A of the Code and all regulations and other guidance issued thereunder or to not be subject to Section 409A of the Code. Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A of the Code and shall be final, binding and conclusive on all Eligible Individuals and other individuals having or claiming any right or interest under the Plan.

14.3. Section 162(m); Performance-Based Compensation Awards. Unless otherwise determined by the Committee at the time of grant, each Option, Stock Appreciation Right and Performance Award granted to an Eligible Individual who is also a Covered Employee is intended to constitute Performance-Based Compensation. If any provision of the Plan or any Award Agreement relating to an Award that is intended to constitute Performance-Based Compensation does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements and , in the case of any Performance Award, no provision of the Plan or any Award Agreement shall be deemed to confer upon the Committee any discretion to increase the amount of compensation otherwise payable in connection with any such Award upon the attainment of the Performance Objectives.

15. Effective Date and Term. The Plan was effective as of November 12, 2013 (the “Effective Date”), the date it was initially adopted by the Board. This amended and restated Plan shall be effective as of April 10, 2015 (the “Restatement Effective Date”), subject to approval of the Company’s stockholders within twelve (12) months after the Restatement Effective Date. The Plan shall terminate on the Plan Termination Date and no Award shall be granted after that date. The applicable terms of the Plan and any terms and conditions applicable to Awards granted prior to the Plan Termination Date shall survive the termination of the Plan and continue to apply to such Awards.

16. Plan Termination and Amendment; Modification of Awards.

16.1. Plan Amendment or Plan Termination. The Board may earlier terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

(a) no such amendment, modification, suspension or termination shall impair or adversely alter any Awards theretofore granted under the Plan, except with the consent of the Participant, nor shall any amendment, modification, suspension or termination deprive any Participant of any Paired Shares which he or she may have acquired through or as a result of the Plan; and

(b) to the extent necessary under any applicable law, regulation or exchange requirement, no other amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

16.2. Modification of Awards. No modification of an Award shall adversely alter or impair any rights or obligations under the Award without the consent of the Participant.

17. Non-Exclusivity of the Plan.

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

18. Limitation of Liability.

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a) give any person any right to be granted an Award other than at the sole discretion of the Committee;

(b) limit in any way the right of the Company or any of its Affiliates to terminate the employment of or the provision of services by any person at any time;

(c) be evidence of any agreement or understanding, express or implied, that the Company will pay any person at any particular rate of compensation or for any particular period of time; or

(d) be evidence of any agreement or understanding, express or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

19. Regulations and Other Approvals; Governing Law.

19.1. Governing Law. Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

19.2. Compliance with Law.

(a) The obligation of the Company to sell or deliver Class B REIT Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

(c) Each grant of an Award and the issuance of Class B REIT Shares by the Company and ESA Common Shares by Extended Stay America or other settlement of the Award is subject to compliance with all applicable federal, state and foreign law. Further, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Paired Shares issuable by each of the Company and Extended Stay America pursuant to the Plan is required by any securities exchange or under any federal, state or foreign law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Class B REIT Shares by the Company and ESA Common Shares by Extended Stay America, no Awards shall be or shall be deemed to be granted or payment made or Shares issued by each of the Company and Extended Stay America, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions that are not acceptable to the Committee. Any person exercising an Option or receiving Paired Shares in connection with any other Award shall make such representations and agreements and furnish such information as the Board or Committee may request to assure compliance with the foregoing or any other applicable legal requirements.

19.3. Transfers of Plan Acquired Paired Shares. Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event that the disposition of Paired Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Paired Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations promulgated thereunder. The Committee may require any individual receiving Paired Shares pursuant to an Award granted under the Plan, as a condition precedent to receipt of such Paired Shares, to represent and warrant to the Company in writing that the Paired Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Paired Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

20. Miscellaneous.

20.1. Forfeiture Events; Clawback. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, clawback or recoupment upon the occurrence of certain specified events or as required by law, in addition to any otherwise applicable forfeiture provisions that apply to the Award.

20.2. Multiple Agreements. The terms of each Award may differ from other Awards granted under the Plan at the same time or at some other time. The Committee may also grant more than one Award to a given Eligible Individual during the term of the Plan, either in addition to or, subject to Section 3.5, in substitution for one or more Awards previously granted to that Eligible Individual.

20.3. Withholding of Taxes.

(a) The Company or any of its Affiliates may withhold from any payment of cash or Paired Shares to a Participant or other person under the Plan an amount sufficient to cover any withholding taxes which may become required with respect to such payment or take any other action it deems necessary to satisfy any income or other tax withholding requirements as a result of the grant or exercise of any Award under the Plan. The Company or any of its Affiliates shall have the right to require the payment of any such taxes and require that any person furnish information deemed necessary by the Company or any of its Affiliates to meet any tax reporting obligation as a condition to exercise or before making any payment or the issuance or release of any Paired Shares pursuant to an Award. If specified in an Award Agreement at the time of grant or otherwise approved by the Committee, a Participant may, in satisfaction of his or her obligation to pay withholding taxes in connection with the exercise, vesting or other settlement of an Award, elect to (i) make a cash payment to the Company, (ii) have withheld a portion of the Paired Shares then issuable to him or her from both the Company and Extended Stay America or (iii) surrender Paired Shares owned by the Participant prior to the exercise, vesting or other settlement of an Award, in each case having an aggregate Fair Market Value equal to the withholding taxes to each of the Company and Extended Stay America.

(b) If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Paired Share or Paired Shares issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Paired Share or Paired Shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

20.4. Plan Unfunded. The Plan shall be unfunded. Except for reserving a sufficient number of authorized Paired Shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Award granted under the Plan.

EXTENDED STAY AMERICA, INC. 11525 N. COMMUNITY HOUSE RD., SUITE 100 CHARLOTTE, NC 28277	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M91285-P66224                KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXTENDED STAY AMERICA, INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR ALL” on proposal 1.
1.	To elect as Directors of Extended Stay America, Inc. the nominees listed below:			☐	☐	☐
Nominees:
	01)	Douglas G. Geoga	05) William D. Rahm
	02)	Michael A. Barr	06) William J. Stein
	03)	James L. Donald	07) Richard F. Wallman
	04)	William A. Kussell
The Board of Directors recommends you vote “FOR” proposals 2, 3 and 4.									For	Against	Abstain
2.	Proposal for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015								☐	☐	☐
3.	Proposal for the approval of the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan								☐	☐	☐
4.	Proposal for the approval of the Extended Stay America, Inc. Annual Incentive Plan								☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and 2014 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2014, are available at www.proxyvote.com.

M91286-P66224

EXTENDED STAY AMERICA, INC.

This proxy is being solicited by the Board of Directors

for the Annual Meeting of Shareholders on May 21, 2015 10:00 AM

The shareholder(s) of Extended Stay America, Inc. (the “Corporation”) referenced on the reverse side hereof hereby appoints James L. Donald and John R. Dent, jointly and severally with full power of substitution, as proxies to represent and vote all of the shares of the Corporation’s voting stock the shareholder(s) referenced on the reverse side hereof is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on the 21st day of May, 2015, and at any and all adjournments thereof, on all matters coming before said meeting.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted on as “FOR ALL” on the election of the director nominees; “FOR” the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015; “FOR” the approval of the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan; and “FOR” the approval of the Extended Stay America, Inc. Annual Incentive Plan. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Continued and to be signed on reverse side

ESH HOSPITALITY, INC. 11525 N. COMMUNITY HOUSE RD., SUITE 300 CHARLOTTE, NC 28277	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M91287-P66224                KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ESH HOSPITALITY, INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR ALL” on proposal 1.
1.	To elect as Directors of ESH Hospitality, Inc. the nominees listed below:			☐	☐	☐
Nominees:
	01)	Douglas G. Geoga	05) Lisa Palmer
	02)	Christopher K. Daniello	06) Ty E. Wallach
	03)	Kevin W. Dinnie	07) Richard F. Wallman
	04)	James L. Donald
The Board of Directors recommends you vote “FOR” proposals 2 and 3.									For	Against	Abstain
2.	Proposal for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015								☐	☐	☐
3.	Proposal for the approval of the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan								☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and 2014 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2014, are available at www.proxyvote.com.

M91288-P66224

ESH HOSPITALITY, INC.

This proxy is being solicited by the Board of Directors

for the Annual Meeting of Shareholders on May 21, 2015 11:00 AM

The shareholder(s) of ESH Hospitality, Inc. (“ESH REIT”) referenced on the reverse side hereof hereby appoints James L. Donald and John R. Dent, jointly and severally with full power of substitution, as proxies to represent and vote all of the shares of ESH REIT’s voting stock the shareholder(s) referenced on the reverse side hereof is entitled to vote at the Annual Meeting of Shareholders of ESH REIT to be held on the 21st day of May, 2015, and at any and all adjournments thereof, on all matters coming before said meeting.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted on as “FOR ALL” on the election of the director nominees; “FOR” the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015; and “FOR” the approval of the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Continued and to be signed on reverse side